Exhibit 10.5

EXECUTION VERSION

AMENDED AND RESTATED MASTER REPURCHASE AND

SECURITIES CONTRACT AGREEMENT

among

CMTG GS FINANCE LLC,

as Seller, GOLDMAN SACHS BANK USA,

as Administrative Agent, and

THE FINANCIAL INSTITUTIONS PARTY HERETO

as Buyers

Dated: March 7, 2022

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Page

ARTICLE 1. APPLICABILITY 1

ARTICLE 2. DEFINITIONS 2

ARTICLE 3. INITIATION; CONFIRMATION; TERMINATION; FEES 28

ARTICLE 4. MARGIN MAINTENANCE 37

ARTICLE 5. INCOME PAYMENTS AND PRINCIPAL PAYMENTS 38

ARTICLE 6. SECURITY INTEREST 39

ARTICLE 7. PAYMENT, TRANSFER AND CUSTODY 41

ARTICLE 8. SALE, TRANSFER, HYPOTHECATION OR PLEDGE OF PURCHASED

ASSETS 43

ARTICLE 9. REPRESENTATIONS AND WARRANTIES 43

ARTICLE 10. NEGATIVE COVENANTS OF SELLER 51

ARTICLE 11. AFFIRMATIVE COVENANTS OF SELLER 52

ARTICLE 12. SINGLE PURPOSE ENTITY 57

ARTICLE 13. EVENTS OF DEFAULT; REMEDIES 59

ARTICLE 14. INCREASED COSTS; TAXES 65

ARTICLE 15. SINGLE AGREEMENT 71

ARTICLE 16. RECORDING OF COMMUNICATIONS 71

ARTICLE 17. NOTICES AND OTHER COMMUNICATIONS 71

ARTICLE 18. ENTIRE AGREEMENT; SEVERABILITY 72

ARTICLE 19. NON ASSIGNABILITY 72

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ARTICLE 20. GOVERNING LAW 73

ARTICLE 21. NO WAIVERS, ETC. 73

ARTICLE 22. USE OF EMPLOYEE PLAN ASSETS 73

ARTICLE 23. INTENT 74

ARTICLE 24. DISCLOSURE RELATING TO CERTAIN FEDERAL PROTECTIONS 75

ARTICLE 25. CONSENT TO JURISDICTION; WAIVERS 76

ARTICLE 26. NO RELIANCE 77

ARTICLE 27. INDEMNITY 77

ARTICLE 28. DUE DILIGENCE 78

ARTICLE 29. SERVICING 79

ARTICLE 30. ADMINISTRATIVE AGENT 80

ARTICLE 31. MISCELLANEOUS 83

ARTICLE 32. AMENDMENT AND RESTATEMENT 86

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ANNEXES, EXHIBITS AND SCHEDULES

ANNEX I Names and Addresses for Communications among Parties SCHEDULE I Prohibited Transferees

SCHEDULE II Purchased Asset File

SCHEDULE III Buyers

EXHIBIT I Form of Confirmation Statement EXHIBIT II Authorized Representatives of Seller EXHIBIT III-A Monthly Reporting Package EXHIBIT III-B Quarterly Reporting Package EXHIBIT III-C Annual Reporting Package EXHIBIT IV Form of Power of Attorney

EXHIBIT V Representations and Warranties Regarding Individual Purchased Assets EXHIBIT VI Advance Procedures

EXHIBIT VII Form of Margin Deficit Notice EXHIBIT VIII Form of Tax Compliance Certificates

EXHIBIT IX Form of Covenant Compliance Certificate EXHIBIT X UCC Filing Jurisdictions

EXHIBIT XI Form of Servicer Notice

EXHIBIT XII Form of Release Letter

EXHIBIT XIII Reserved

EXHIBIT XIV Form of Custodial Delivery Certificate EXHIBIT XV Form of Bailee Letter

EXHIBIT XVI Reserved

EXHIBIT XVII Future Funding Advance Procedures

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AMENDED AND RESTATED MASTER REPURCHASE AND SECURITIES CONTRACT AGREEMENT

THIS AMENDED AND RESTATED MASTER REPURCHASE AND SECURITIES CONTRACT

AGREEMENT (this “Agreement”), dated as of March 7, 2022, by and among GOLDMAN SACHS BANK USA, a New York state-chartered bank, as administrative agent (in such capacity, together with its permitted successors and assigns, the “Administrative Agent”) for GOLDMAN SACHS BANK USA, a New York state-chartered bank (“GSBUSA”), and such other financial institutions from time to time party hereto as buyers (GSBUSA, together with the entities listed on Schedule III hereto as of the date hereof, and such other financial institutions from time to time party hereto as buyers, and together with their respective successors and assigns, collectively “Buyers” and individually, each a “Buyer”), Buyers and CMTG GS FINANCE LLC, a Delaware limited liability company (“Seller”).

WHEREAS, GSBUSA and Seller are parties to that certain Master Repurchase and Securities Contract Agreement, dated as of May 31, 2017, as amended by that certain First Amendment to Master Repurchase and Securities Contract Agreement, dated as of May 29, 2018, as further amended by that certain Second Amendment to Master Repurchase and Securities Contract Agreement, dated as of August 31, 2018, as further amended by that certain Third Amendment to Master Repurchase and Securities Contract Agreement and First Amendment to Guarantee Agreement, dated as of March 12, 2019, as further amended by that certain Fourth Amendment to Master Repurchase and Securities Contract Agreement, dated as of May 1, 2019, as further amended by that certain Fifth Amendment to Master Repurchase and Securities Contract Agreement, dated as of October 30, 2019, as further amended by that certain Sixth Amendment to Master Repurchase and Securities Contract Agreement, dated as of April 15, 2020, as further amended by that certain Forbearance Agreement and Seventh Amendment to Master Repurchase and Securities Contract Agreement, dated as of June 11, 2020, as further amended by that certain Eighth Amendment to Master Repurchase and Securities Contract Agreement, dated as of May 27, 2021, and as further amended by that certain Ninth Amendment to Master Repurchase and Securities Contract Agreement and Second Amendment to Fee Letter, dated as of September 2, 2021 (collectively, the “Original Master Repurchase Agreement”);

WHEREAS, Administrative Agent, Buyers and Seller desire to amend and restate the Original Master Repurchase Agreement in its entirety upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the covenants set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that the Original Master Repurchase Agreement is hereby amended and restated in its entirety as follows:

ARTICLE 1.

APPLICABILITY

From time to time during the Availability Period the parties hereto may enter into transactions in which Seller and Administrative Agent, on behalf of Buyers, agree to the transfer from Seller to Administrative Agent, on behalf of Buyers, of all of its rights, title and interest in certain Eligible Assets (as defined herein) or other assets and, in each case, the other related Purchased Items (as defined herein) (collectively, the “Assets”) against the transfer of funds by Buyers to Seller, with a simultaneous agreement by Administrative Agent, on behalf of Buyers, to transfer back to Seller such Assets at a date certain or on demand, against the transfer of funds by Seller to Administrative Agent, on behalf of Buyers. Each such transaction shall be referred to herein as a “Transaction” and, unless otherwise agreed in writing, shall be governed by this Agreement, including any supplemental terms or conditions contained in any exhibits identified herein as applicable hereunder. Each individual transfer of an

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Eligible Asset shall constitute a distinct Transaction. Notwithstanding any provision or agreement herein, at no time shall Administrative Agent, on behalf of Buyers, be obligated or committed to purchase or effect the transfer of any Eligible Asset from Seller to Administrative Agent, on behalf of Buyers. For the avoidance of doubt, upon receipt of the Repurchase Price in each Transaction, Administrative Agent, on behalf of Buyers, shall be obligated to return to Seller the same Purchased Assets Seller originally transferred to Administrative Agent, on behalf of Buyers, pursuant to such Transaction in accordance with the terms hereof.

ARTICLE 2. DEFINITIONS

“1934 Act” shall mean the Securities Exchange Act of 1934, as amended.

“Accelerated Repurchase Date” shall have the meaning set forth in Article 13(b)(i) of this Agreement.

“Acceptable Attorney” shall mean an attorney at law that has delivered at Seller’s request a Bailee Letter, with the exception of an attorney that is not satisfactory to Administrative Agent, on behalf of Buyers, as specified in a written notice from Administrative Agent to Seller.

“Accepted Servicing Practices” shall mean with respect to any applicable Purchased Asset, those mortgage loan servicing practices of prudent mortgage lending institutions that service mortgage loans of the same type as such Purchased Asset in the jurisdiction where the related underlying real estate directly or indirectly securing or supporting such Purchased Asset is located.

“Act of Insolvency” shall mean, with respect to any Person, (i) the filing of a petition by such Person, commencing, or authorizing the commencement of any case or proceeding under any bankruptcy, insolvency, reorganization, wind up, liquidation, dissolution or similar law relating to the protection of creditors (“Insolvency Law”), or suffering any such petition or proceeding to be commenced by another which is consented to, not timely contested or results in entry of an order for relief that, in the case of an action not initiated by or on behalf of or with the consent of Seller, is not dismissed or stayed within sixty

(60) days; (ii) the seeking or consenting to the appointment of a liquidator, receiver, trustee, custodian or similar official for such Person or any substantial part of the property of such Person; (iii) the appointment of a receiver, conservator, or manager for such Person by any governmental agency or authority having the jurisdiction to do so; (iv) the making of a general assignment for the benefit of creditors; (v) the admission by such Person of its inability to pay its debts or discharge its obligations as they become due or mature; (vi) that any Governmental Authority or agency or any person, agency or entity acting or purporting to act under Governmental Authority shall have taken any action to condemn, seize or appropriate, or to assume custody or control of, all or any substantial part of the property of such Person, or shall have taken any action to displace the management of such Person or to curtail its authority in the conduct of the business of such Person; (vii) the consent by such Person to the entry of an order for relief in an insolvency case under any Insolvency Law; or (viii) the taking of action by any such Person in furtherance of any of the foregoing.

“Additional Advance” shall have the meaning set forth in Article 3(k) of this Agreement.

“Administrative Agent” shall mean Goldman Sachs Bank USA, a New York state-chartered bank, in its capacity as administrative agent hereunder, together with its permitted successors and assigns.

“Advance Rate” shall mean, with respect to each Transaction, the initial Advance Rate selected by Administrative Agent, on behalf of Buyers, for such Transaction on a case by case basis in its sole

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discretion as shown in the related Confirmation, as may be adjusted for any Future Funding Advance as set forth herein and reflected in any amended and restated Confirmation, which in any case shall not exceed the Maximum Advance Rate, unless otherwise agreed to by Administrative Agent, on behalf of Buyers, and Seller.

“Affiliate” shall mean, when used with respect to any specified Person, any other Person directly or indirectly Controlling, Controlled by, or under common Control with, such Person.

“Agreement” shall mean this Amended and Restated Master Repurchase and Securities Contract Agreement, dated as of the date hereof, by and among Seller, Administrative Agent and Buyers as such agreement may be amended, restated, modified or supplemented from time to time.

“Amortization Period” shall have the meaning specified in Article 3(m)(i).

“Amortization Period Additional Percentage” shall have the meaning set forth in the Fee Letter, which definition is incorporated herein by reference.

“Amortization Period Beginning Balance” shall mean the aggregate outstanding Purchase Prices of all Purchased Assets on the Availability Period Expiration Date.

“Amortization Period Conditions” shall have the meaning specified in Article 3(m)(i).

“Amortization Period Expiration Date” shall have the meaning specified in Article 3(m)(i).

“Amortization Period Fee” shall have the meaning set forth in the Fee Letter, which definition is incorporated herein by reference.

“Amortization Period Purchased Assets” shall mean those Purchased Assets that will remain subject to the terms of this Agreement during the Amortization Period in accordance with Article 3(m)(i).

“Annual Reporting Package” shall mean the reporting package described on Exhibit III-C.

“Anti-Money Laundering Laws” shall have the meaning set forth in Article 9(b)(xxix) of this Agreement.

“Applicable Spread” shall mean:

(i)
so long as no Event of Default shall have occurred and be continuing, the amount set forth in the Fee Letter as being the “Applicable Spread”, and

(ii)
after the occurrence and during the continuance of an Event of Default, the (x) applicable incremental percentage described in clause (i) of this definition, plus (y) five percent (5.0%).

“Appraisal” shall mean an appraisal of the related Underlying Mortgaged Property from an Independent Appraiser that is compliant with the Financial Institutions Reform, Recovery, and Enforcement Act and prepared by a third-party appraiser addressed to, or permitted to be relied upon by, Administrative Agent, on behalf of Buyers, and satisfactory to Administrative Agent.

“Assets” shall have the meaning set forth in Article 1 of this Agreement.

“Assignee” shall have the meaning set forth in Article 19(a) of this Agreement.

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“Assignment of Leases” shall mean, with respect to any Purchased Asset that is a Senior Mortgage Loan, any assignment of leases, rents and profits or equivalent instrument, whether contained in the related Mortgage or executed separately, assigning to the holder or holders of such Mortgage all of the related Mortgagor’s interest in the leases, rents and profits derived from the ownership, operation, leasing or disposition of all or a portion of the related Underlying Mortgaged Property as security for repayment of such Purchased Asset.

“Availability Period” shall mean the period commencing on the Closing Date and expiring on the Availability Period Expiration Date.

“Availability Period Expiration Date” shall mean May 31, 2022, as the same may be extended in accordance with Article 3(i)(ii) of this Agreement.

“Availability Period Renewal Conditions” shall have the meaning set forth in Article 3(i) of this Agreement.

“Bailee Letter” shall mean a letter substantially in the form as Exhibit XV from an Acceptable Attorney or a Title Company or another Person acceptable to Administrative Agent, on behalf of Buyers, in its sole discretion, in form and substance acceptable to Administrative Agent, on behalf of Buyers, in its sole discretion, wherein such Acceptable Attorney, Title Company or other Person described above in possession of a Purchased Asset File (i) acknowledges receipt of such Purchased Asset File, (ii) confirms that such Acceptable Attorney, Title Company or other Person acceptable to Administrative Agent, on behalf of Buyers, is holding the same as bailee or agent on behalf of Administrative Agent, on behalf of Buyers, under such letter and (iii) agrees that such Acceptable Attorney, Title Company or other Person described above shall deliver such Purchased Asset File to the Custodian, or as otherwise directed by Administrative Agent, on behalf of Buyers, by not later than the third (3rd) Business Day following the Purchase Date for the related Purchased Asset.

“Bankruptcy Code” shall mean Title 11 of the United States Code (11 U.S.C. § 101, et. seq.), as amended, modified or replaced from time to time.

“Benchmark” shall mean, initially, either (x) LIBOR (provided, that LIBOR shall only be permitted as a Benchmark for Purchased Assets with Purchase Dates on or prior to December 31, 2021 (any such asset a “LIBOR Purchased Asset”), after which the Benchmark shall be Term SOFR) or (y) Term SOFR, in each case as set forth in the applicable Confirmation for the subject Purchased Asset; provided, that on or prior to the date that is the Benchmark Replacement Date for LIBOR, the Benchmark for all LIBOR Purchased Assets shall be converted to Term SOFR; provided, further that at the election of Administrative Agent, in its sole discretion, the Benchmark for any Future Funding Advance for a LIBOR Purchased Asset shall be Term SOFR; provided, further that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to Term SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement (for purposes of clarity, for all LIBOR Purchased Assets, the Benchmark Replacement shall be deemed to be Term SOFR).

“Benchmark Floor” shall mean the greater of (x) zero percent (0%) and (y) the floor indicated in the Confirmation for any Purchased Asset.

“Benchmark Interim Unavailability Period” shall mean any Pricing Rate Period for which Administrative Agent, on behalf of Buyers, determines that (a) adequate and reasonable means do not exist for ascertaining the then-current Benchmark, unless and until a Benchmark Replacement has been implemented with respect thereto pursuant to Section 14(a), or (b) it is unlawful to use the then-current Benchmark to determine the applicable Price Differential.

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“Benchmark Replacement” shall mean, with respect to any Benchmark Transition Event, the sum of:

(i)
the alternate benchmark rate of interest that has been selected by Administrative Agent, on behalf of Buyers, as the replacement for the then-current Benchmark, giving due consideration to (a) any selection or recommendation of a replacement benchmark rate, or the mechanism for determining such a rate, by the Relevant Governmental Body, or (b) any evolving or then-prevailing market convention for determining a benchmark rate of interest as a replacement for the then-current Benchmark for U.S. dollar-denominated commercial real estate repurchase facilities and/or floating rate commercial mortgage loans at such time (the “Unadjusted Benchmark Replacement”), and;

(ii)
the Benchmark Replacement Adjustment;

provided that, in no event shall the Benchmark Replacement for any Pricing Rate Period be deemed to be less than the Benchmark Floor.

“Benchmark Replacement Adjustment” shall mean, with respect to any Unadjusted Benchmark Replacement, the spread adjustment or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that has been selected by Administrative Agent, on behalf of Buyers, giving due consideration to (a) any selection or recommendation of a spread adjustment or method for calculating or determining such spread adjustment by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated commercial real estate repurchase facilities and/or floating rate commercial mortgage loans at such time.

“Benchmark Replacement Conforming Changes” shall mean, with respect to either the use or administration of LIBOR, Term SOFR or any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Pricing Rate Period”, “Pricing Rate Determination Date” and “Remittance Date”, timing and frequency of determining rates and making payments of Price Differential, preceding and succeeding business day conventions and other administrative matters) that Administrative Agent, on behalf of Buyers, determines may be appropriate or necessary to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by Administrative Agent in a manner substantially consistent with market practice for U.S. dollar-denominated commercial real estate repurchase facilities and/or floating rate commercial mortgage loans (or, if Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if Administrative Agent determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement).

“Benchmark Replacement Date” shall mean the earliest to occur of the following events with respect to the then-current Benchmark, or each Purchased Asset, as applicable:

(i)
in the case of clause (i) or (ii) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark; and

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(ii)
in the case of clause (iii) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark has been determined and announced by the regulatory supervisor for the administrator of such Benchmark to be non-representative; provided that such non-representativeness, non-compliance or non-alignment will be determined by reference to the most recent statement or publication referenced in such clause (iii) and even if any available tenor of such Benchmark (or such component thereof) continues to be provided on such date; and

(iii)
in the case of clause (iv) of the definition of “Benchmark Transition Event,” the date of such adoption or change in any Requirement or Law of in the interpretation or application thereof as determined by Administrative Agent in its sole discretion.

“Benchmark Transition Event” shall mean the occurrence of one or more of the following events with respect to the then-current Benchmark for each Purchased Asset, as applicable:

(i)
a public statement or publication of information by or on behalf of the administrator of the Benchmark announcing that such administrator has ceased or will cease to provide the Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark;

(ii)
a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark, the central bank for the currency of the Benchmark, an insolvency official with jurisdiction over the administrator for the Benchmark, a resolution authority with jurisdiction over the administrator for the Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark, which states that the administrator of the Benchmark has ceased or will cease to provide the Benchmark permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark;

(iii)
a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark announcing that the Benchmark is not, or as of a specified future date will not be, representative; or

(iv)
the adoption of or any change in any Requirement of Law or in the interpretation or application thereof that makes it unlawful for any Purchased Asset to accrue Price Differential based on the then-current Benchmark for such Purchased Asset.

“Breakage Costs” shall have the meaning set forth thereto in Article 14(f).

“Business Day” shall mean a day other than (i) a Saturday or Sunday, or (ii) a day in which the New York Stock Exchange or banks in the State of New York are authorized or obligated by law or executive order to be closed. Notwithstanding the foregoing sentence, when used with respect to the determination of LIBOR, “Business Day” shall only be a day on which commercial banks are open for international business (including dealings in U.S. Dollar deposits) in London, England.

“Buyer” and “Buyers” shall mean (i) Goldman Sachs Bank USA, a New York state-chartered bank, in its capacity as buyer hereunder, together with its permitted successors and assigns and (ii) such other financial institutions from time to time party hereto and their respective successors and assigns.

“Buyer’s LTV” shall mean, on any date, with respect to any Purchased Asset, the quotient (expressed as a percentage) of (i) the then outstanding Purchase Price of such Purchased Asset divided by

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(ii)
the value of the related Underlying Mortgaged Property as determined by Administrative Agent, on behalf of Buyers, in its sole discretion.

“Capital Stock” shall mean any and all shares, interests, or other equivalents (however designated) of capital stock of a corporation, any and all equivalent equity ownership interests in a Person which is not a corporation, including, without limitation, any and all member or other equivalent interests in any limited liability company, any and all partner or other equivalent interests in any partnership or limited partnership, and any and all warrants or options to purchase any of the foregoing.

“Capitalized Lease Obligations” shall mean obligations under a lease that are required to be capitalized for financial reporting purposes in accordance with GAAP. The amount of a Capitalized Lease Obligation is the capitalized amount of such obligation as would be required to be reflected on the balance sheet prepared in accordance with GAAP of the applicable Person as of the applicable date.

“Cause” shall mean, with respect to an Independent Director, (a) acts or omissions by such Independent Director that constitute willful disregard of, or bad faith or gross negligence with respect to, the Independent Director’s duties with respect to Seller’s obligations under this Agreement, (b) such Independent Director has engaged in or has been charged with, or has been convicted of, fraud or other acts constituting a crime under any law applicable to such Independent Director, (c) such Independent Director is unable to perform his or her duties as Independent Director due to death, disability or incapacity, or (d) such Independent Director no longer meets the definition of Independent Director, as that term is defined in this Article 2.

“Change of Control” shall mean the occurrence of any of the following events:

(a)
prior to a Public Listing or Public Sale of Guarantor:

(i)
Claros Manager ceases to perform its obligation under the Claros Management Agreement; provided that if Guarantor’s management is “internalized”, whether by acquisition of, or merger or other combination with, Claros Manager, or otherwise, such internalization shall not be deemed to be a “transfer” subject to this subsection (i);

(ii)
Guarantor shall cease to own and control, of record and beneficially, directly or indirectly, 100% of each class of the outstanding Capital Stock of Seller;

(iii)
any time that less than two (2) of the following four (4) Persons continue to be actively and directly involved in the management and policies of Guarantor: (1) Richard Mack,

(2) Michael McGillis, (3) Kevin Cullinan and (4) Priyanka Garg;

(iv)
a Transfer, whether directly or indirectly through its direct or indirect Subsidiaries, of all or substantially all of Seller’s or Guarantor’s assets (excluding (a) any Transfer or Transfers by or among Guarantor, Seller and any Subsidiary or Subsidiaries (other than any Purchased Asset) and (b) any Transfer in connection with any securitization transaction or repurchase or other similar transaction in the ordinary course of Seller’s or Guarantor’s business); or

(b)
following a Public Listing or Public Sale of Guarantor, the following shall occur with respect to the applicable Public Vehicle:

(i)
any transfer of all or substantially all of the assets of Guarantor to a Person that is not managed by Claros Manager, except for a securitization conducted or contributed to by

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Guarantor in the ordinary course of business; provided that if Guarantor’s management is “internalized”, whether by acquisition of, or merger or other combination with, Claros Manager, or otherwise, such internalization shall not be deemed to be a “transfer” subject to this subsection (i);

(ii)
the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any person, other than Claros Manager or a Permitted Holder, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the 1934 Act), directly or indirectly, of more than 35% on a fully diluted basis (excluding Affiliates) of the Public Vehicle’s outstanding Voting Stock or other Voting Stock into which the Public Vehicle’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares;

(iii)
the Public Vehicle consolidates with, or merges with or into, any person, or any person consolidates with, or merges with or into, the Public Vehicle, in any such event pursuant to a transaction in which any of the Public Vehicle’s outstanding Voting Stock or the Voting Stock of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Public Vehicle’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving person or any direct or indirect parent company of the surviving person immediately after giving effect to such transaction; or

(iv)
the adoption of a plan relating to the Public Vehicle’s liquidation or dissolution. The term “person,” as used in this definition, has the meaning given thereto in Section 13(d)(3) of the 1934 Act.

For the avoidance of doubt, neither a Public Listing nor a Public Sale of Guarantor shall be deemed a Change of Control.

“Claros Management Agreement” shall mean that certain Amended and Restated Management Agreement dated as of July 8, 2016, by and between Claros Mortgage Trust, Inc. and Claros Manager.

“Claros Manager” shall mean Claros REIT Management LP, a Delaware limited partnership, together with its successors and assigns.

“Closing Date” shall mean the date of this Agreement.

“Co-Buyer Agreement” shall mean, collectively, (i) any co-buyer agreements entered into among Administrative Agent and one or more Buyers in connection with the Transactions and the Transaction Documents and (ii) any participation agreements entered into among Administrative Agent, one or more Buyers and any Participants in connection with the Transactions and the Transaction Documents, as each may be amended, modified and/or restated from time to time.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

“Collection Period” shall mean (i) with respect to the first Remittance Date, the period beginning on and including the Closing Date and continuing to and including the calendar day immediately preceding such Remittance Date, and (ii) with respect to each subsequent Remittance Date, the period beginning on and including the immediately preceding Remittance Date and continuing to and including the calendar day immediately preceding the following Remittance Date.

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“Concentration Limit” shall mean, the following amounts or maximum percentage concentration limits based, where applicable, in each case, as of any date of determination, on the aggregate Purchase Price or individual Purchase Price for the applicable Purchased Asset(s), as the case may be, as a percentage of the Maximum Facility Amount:

(i)
as of any date of determination, for all Purchased Assets for which the Underlying Mortgaged Property consists of hospitality properties, thirty-five percent (35%);

(ii)
as of any date of determination, for all Purchased Assets for which the Underlying Mortgaged Property consists of retail shopping malls, thirty-five percent (35%);

(iii)
as of any date of determination, except with respect to Purchased Assets for which the Underlying Mortgaged Property consists of hospitality properties, for all Purchased Assets for which the Underlying Mortgaged Property consists of a single property type (e.g. mixed-use, multi- family, office, retail, industrial, hospitality or warehouse properties), sixty percent (60%); and

(iv)
for any single Purchased Asset as of the related Purchase Date, not less than

$10,000,000.00 or greater than $100,000,000.00.

“Confirmation” shall mean a written confirmation in the form of Exhibit I, duly completed, executed and delivered by Administrative Agent, on behalf of Buyers, and Seller.

“Connection Income Taxes” shall mean Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Control” shall mean, with respect to any Person, the possession of the direct or indirect power to direct or cause the direction of the management or policies of such Person, whether through the ability to exercise voting power, by contract or otherwise. “Control”, “Controlling”, “Controlled” and “under common Control” shall have correlative meanings.

“Covenant Compliance Certificate” shall mean a properly completed and executed Covenant Compliance Certificate in form and substance of the certificate attached hereto as Exhibit IX.

“Custodial Agreement” shall mean the Amended and Restated Custodial Agreement, dated as of the date hereof, by and among the Custodian, Seller and Administrative Agent, on behalf of Buyers, as amended, modified and/or restated from time to time.

“Custodial Delivery Certificate” shall mean the form executed by Seller in order to deliver the Purchased Asset Schedule and the Purchased Asset File to Administrative Agent, on behalf of Buyers, or its designee (including the Custodian) pursuant to Article 7 of this Agreement, a form of which is attached hereto as Exhibit XIV.

“Custodian” shall mean Wells Fargo Bank, N.A., or any successor Custodian appointed by Administrative Agent, on behalf of Buyers, and reasonably acceptable to Seller, or appointed by Administrative Agent, on behalf of Buyers, in its sole discretion during the continuance of an Event of Default.

“Delivery Failure” shall have the meaning set forth in the Bailee Letter.

“Depository” shall mean JPMorgan Chase Bank, N.A., or any successor Depository appointed by Administrative Agent, on behalf of Buyers, in its sole discretion and reasonably acceptable to Seller, or

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appointed by Administrative Agent, on behalf of Buyers, in its sole discretion during the continuance of an Event of Default.

“Depository Account” shall mean a segregated account, in the name of Seller, in trust for Administrative Agent, on behalf of Buyers, established at Depository in accordance with this Agreement, and which is subject to the Depository Agreement.

“Depository Agreement” shall mean that certain Amended and Restated Deposit Account Control Agreement, dated as of the date hereof, among Administrative Agent, on behalf of Buyers, Seller and Depository, as amended, modified and/or restated from time to time.

“Draw Fee” shall have the meaning set forth in the Fee Letter, which definition is incorporated herein by reference.

“Due Diligence Package” shall have the meaning set forth in Exhibit VI to this Agreement.

“Early Repurchase Date” shall have the meaning set forth in Article 3(f)(i) of this Agreement.

“Electronic Signature” shall have the meaning specified in Article 31(b) of this Agreement.

“Eligible Assets” shall mean any of the following types of assets or loans (a) that are acceptable to Administrative Agent, on behalf of Buyers, in its sole discretion (determined as of the relevant Purchase Date), (b) with respect to which as of the related Purchase Date the representations and warranties set forth in this Agreement (including the exhibits hereto) are true and correct in all respects except to the extent disclosed in a Requested Exceptions Report approved by Administrative Agent, on behalf of Buyers, and (c) where the Underlying Mortgaged Property consists of mixed-use, multi-family, office, retail, industrial, hospitality or warehouse properties or such other types of properties that Administrative Agent, on behalf of Buyers, may agree to in its sole discretion that are located in the United States of America, its territories or possessions (or elsewhere, in the sole discretion of Administrative Agent, on behalf of Buyers):

(i)
Senior Mortgage Loans; and

(ii)
any other asset or loan types or classifications that are acceptable to Administrative Agent, on behalf of Buyers, subject to its consent on all necessary and appropriate modifications to this Agreement and each of the Transaction Documents, as determined by Administrative Agent, in its sole discretion.

Notwithstanding anything to the contrary contained in this Agreement, the following shall not be Eligible Assets for purposes of this Agreement: (i) non-performing loans; (ii) any Asset, where payment of the Purchase Price with respect thereto would cause the aggregate of all Purchase Prices to exceed the Maximum Facility Amount; (iii) loans for which, the applicable Appraisal is not dated within one hundred eighty (180) calendar days of the proposed Purchase Date (or such other time period as approved by Administrative Agent, on behalf of Buyers, in Administrative Agent’s sole discretion); (iv) loans in which the related loan agreement or other documents and/or instruments evidencing such loans contain restrictions on assignment by the lender; (v) Assets that, upon becoming a Purchased Asset, would cause the Purchase Price of the applicable Purchased Asset or the aggregate Purchase Price of the applicable Purchased Assets to violate the Concentration Limit; (vi) construction loans or land loans (provided, that, loans allowing for advances relating to tenant improvement buildouts or renovations may be permitted);

(vii) Assets that, upon becoming a Purchased Asset, have a Mortgaged Property LTV greater than seventy-five percent (75%); and (viii) Assets that are not secured by cash-flowing Underlying Mortgaged

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Properties, provided that Administrative Agent, on behalf of Buyers, may consider an Asset that is secured by a non cash-flowing Underlying Mortgaged Property in its sole discretion on a case-by-case basis.

“Environmental Law” shall mean any federal, state, foreign or local statute, law, rule, regulation, ordinance, code, guideline, written policy and rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, employee health and safety or hazardous materials, including, without limitation, CERCLA; RCRA; the Federal Water Pollution Control Act, 33 U.S.C. § 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq.; the Clean Air Act, 42 U.S.C. § 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. § 3803 et seq.; the Oil Pollution Act of 1990, 33 U.S.C. § 2701 et seq.; the Emergency Planning and the Community Right-to-Know Act of 1986, 42 U.S.C. § 11001 et seq.; the Hazardous Material Transportation Act, 49

U.S.C. § 1801 et seq. and the Occupational Safety and Health Act, 29 U.S.C. § 651 et seq.; and any state and local or foreign counterparts or equivalents, in each case as amended from time to time.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated thereunder. Article references to ERISA are to ERISA, as in effect at the date of this Agreement and, as of the relevant date, any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

“ERISA Affiliate” shall mean any corporation or trade or business that is a member of any group of organizations (i) described in Article 414(b) or (c) of the Code of which Seller is a member and (ii) solely for purposes of potential liability under Article 302(c)(11) of ERISA and Article 412(c)(11) of the Code and the lien created under Article 302(f) of ERISA and Article 412(n) of the Code, described in Article 414(m) or (o) of the Code of which Seller is a member.

“Erroneous Payment” shall have the meaning set forth in Article 30(d)(i) of this Agreement.

“Event of Default” shall have the meaning set forth in Article 13 of this Agreement.

“Excluded Taxes” shall mean any of the following Taxes imposed on or with respect to any Recipient or any Transferee, or required to be withheld or deducted from a payment to any Recipient or Transferee, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of any Recipient or Transferee being organized under the laws of or having its principal office, or its applicable lending office located in the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Recipient or Transferee under this Agreement pursuant to a law in effect on the date on which (i) such Recipient or Transferee acquires an interest hereunder (other than pursuant to an assignment request by Seller under Article 14(m)) or (ii) such Recipient or Transferee changes its lending office, except in each case to the extent that, pursuant to Articles 14(g) and 14(j), amounts with respect to such Taxes were payable either to Recipient’s or Transferee’s assignor immediately before such Recipient or Transferee acquired an interest hereunder or to such Recipient or Transferee immediately before it changed its lending office, (c) Taxes attributable to such Recipient or Transferee’s failure to comply with Article 14(k) and (d) any U.S. federal withholding Taxes imposed under FATCA.

“Exit Fee” shall have the meaning set forth in the Fee Letter, which definition is incorporated herein by reference.

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“FATCA” shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code, and any fiscal or regulatory legislation, rules or official practices implementing any intergovernmental agreement in connection thereto.

“FATF” shall have the meaning set forth in the definition of “Prohibited Investor.”

“FDIA” shall have the meaning set forth in Article 23(c) of this Agreement.

“FDICIA” shall have the meaning set forth in Article 23(e) of this Agreement.

“Federal Funds Rate” shall mean, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations at approximately 10:00 a.m. (New York time) on such day or such transactions received by Administrative Agent from three (3) federal funds brokers of recognized standing selected by Administrative Agent in its sole discretion.

“Fee Letter” shall mean that certain Amended and Restated Fee Letter, dated as of the date hereof, between Administrative Agent, on behalf of Buyers, and Seller, as amended, modified and/or restated from time to time.

“Filings” shall have the meaning set forth in Article 6(c) of this Agreement.

“Financing Lease” shall mean any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

“Force Majeure Event” shall mean any of the following: (a) there has occurred and is continuing an outbreak of significant hostilities or escalation thereof or other calamity or crisis the effect of which is that, in the reasonable judgment of Administrative Agent, it is impossible or commercially inadvisable to continue to enter into transactions in the repurchase (or “repo”) market or financing market with respect to assets similar to Eligible Assets, (b) a banking moratorium has been declared and is continuing under federal law, New York law or by federal or New York Governmental Authorities or other applicable authorities, (c) a general suspension of trading on nationally-recognized stock exchanges has occurred or (d) Administrative Agent, on behalf of Buyers, is and continues to be prohibited, as a result of any Requirement of Law, from entering into transactions similar to those contemplated under the Transaction Documents.

“Foreign Buyer” shall mean (a) if the Seller is a U.S. Person, a Buyer that is not a U.S. Person, and (b) if the Seller is not a U.S. Person, a Buyer that is resident or organized under the laws of a jurisdiction other than that in which the Seller is resident for tax purposes.

“Future Funding Advance” shall have the meaning set forth in Article 3(l) of this Agreement.

“Future Funding Due Diligence Package” shall have the meaning set forth in Exhibit XVI hereto.

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“GAAP” shall mean United States generally accepted accounting principles consistently applied as in effect from time to time.

“Governmental Authority” shall mean any national or federal government, any state, regional, local or other political subdivision thereof with jurisdiction and any Person with jurisdiction exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any such government or subdivision thereof (including any supra-national bodies such as the European Union or the European Central Bank).

“GSBUSA” shall mean Goldman Sachs Bank USA, a New York state-chartered bank, in its capacity as buyer hereunder, together with its permitted successors and assigns.

“Guarantee Agreement” shall mean the Amended and Restated Guarantee Agreement, dated as of the date hereof, from Guarantor in favor of Administrative Agent, on behalf of Buyers, and as amended, restated, supplemented or otherwise modified and in effect from time to time.

“Guarantor” shall mean Claros Mortgage Trust, Inc., a Maryland corporation.

“Income” shall mean, with respect to any Purchased Asset at any time, (a) any collections of principal, interest, dividends, receipts or other distributions or collections and (b) all net sale proceeds received by Seller or any Affiliate of Seller in connection with a sale or liquidation of such Purchased Asset.

“Indebtedness” shall mean, for any Person, (a) obligations created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within sixty (60) calendar days of the date the respective goods are delivered or the respective services are rendered; (c) Indebtedness of others secured by a Lien on the property of such Person, whether or not the respective Indebtedness so secured has been assumed by such Person; (d) obligations (contingent or otherwise) of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for account of such Person; (e) obligations of such Person under repurchase agreements, sale/buy-back agreements or like arrangements;

(f) Indebtedness of others guaranteed by such Person; (g) all obligations of such Person incurred in connection with the acquisition or carrying of fixed assets by such Person; (h) Indebtedness of general partnerships of which such Person is secondarily or contingently liable (other than by endorsement of instruments in the course of collection), whether by reason of any agreement to acquire such indebtedness to supply or advance sums or otherwise; (i) Capitalized Lease Obligations of such Person; (j) all net liabilities or obligations under any interest rate, interest rate swap, interest rate cap, interest rate floor, interest rate collar, or other hedging instrument or agreement; and (k) all obligations of such Person under Financing Leases.

“Indemnified Amounts” and “Indemnified Parties” shall have the meaning set forth in Article 27 of this Agreement.

“Indemnified Taxes” shall mean (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of Seller under any Transaction Document and (b) to the extent not otherwise described in clause (a) of this definition, Other Taxes.

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“Independent Appraiser” shall mean an independent professional real estate appraiser who is a member in good standing of the American Appraisal Institute, and, if the state in which the subject Underlying Mortgaged Property is located certifies or licenses appraisers, is certified or licensed in such state, and in each such case, who has a minimum of five (5) years’ experience in the subject property type.

“Independent Director” shall mean an individual with at least three (3) years of employment experience serving as an independent director at the time of appointment who is provided by, and is in good standing with, CT Corporation, Corporation Service Company, National Registered Agents, Inc., Wilmington Trust Company, Stewart Management Company, Lord Securities Corporation or, if none of those companies is then providing professional independent directors or managers or is not acceptable to the Rating Agencies, another nationally recognized company reasonably approved by Administrative Agent, on behalf of Buyers, in each case that is not an Affiliate of Seller and that provides professional independent directors or managers and other corporate services in the ordinary course of its business, and which individual is duly appointed as a member of the board of directors or board of managers of Seller and is not, and has never been, and will not while serving as independent director or manager be:

(a)
a member (other than an independent, non-economic “springing” member), partner, equityholder, manager, director, officer or employee of Seller or Seller’s equityholders or Affiliates (other than as an independent director or manager of an Affiliate of Seller that is not in the direct chain of ownership of Seller and that is required by a creditor to be a Single Purpose Entity, provided that such independent director or manager is employed by a company that routinely provides professional independent directors or managers in the ordinary course of business);

(b)
a customer, creditor, supplier or service provider (including provider of professional services) to Seller or Seller’s equityholders or Affiliates (other than a nationally recognized company that routinely provides professional independent directors or managers and other corporate services to Seller or Seller’s equityholders or Affiliates in the ordinary course of business);

(c)
a family member of any such member, partner, equityholder, manager, director, officer, employee, customer, creditor, supplier or service provider; or

(d)
a Person that controls or is under common control with (whether directly, indirectly or otherwise) any of (a), (b) or (c) above.

A natural person who otherwise satisfies the foregoing definition other than subparagraph (a) by reason of being the independent director or manager of a single purpose bankruptcy remote entity in the direct chain of ownership of Seller shall not be disqualified from serving as an independent director or manager of Seller, provided that the fees that such individual earns from serving as independent directors or managers of such Affiliates in any given year constitute in the aggregate less than five percent (5%) of such individual’s annual income for that year.

“Investment Company Act” shall have the meaning set forth in Article 9(b)(xv) of this Agreement.

“IRS” shall mean the United States Internal Revenue Service.

“Knowledge” shall mean shall mean, as of any date of determination, collectively, (i) the actual knowledge after due inquiry of any Responsible Officer or employee of Seller or an Affiliate and (ii) all

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knowledge that is imputed to a Person under any statute, rule, regulation, ordinance, or official decree or order. “Known”, “Knowingly” or other variations of Knowledge shall have meanings correlative thereto.

“LIBOR” shall mean, with respect to each Pricing Rate Period, the rate determined by Administrative Agent, on behalf of Buyers, to be (i) the per annum rate for one (1) month deposits in U.S. dollars, which appears on the Reuters Screen LIBOR01 Page (or any successor thereto) as the London Interbank Offering Rate as of the Reference Time (rounded upwards, if necessary, to the nearest 1/1000 of 1%); (ii) if such rate does not appear on said Reuters Screen LIBOR01 Page, the arithmetic mean (rounded as aforesaid) of the offered quotations of rates obtained by Administrative Agent, on behalf of Buyers, from the Reference Banks for one (1) month deposits in U.S. dollars to prime banks in the London Interbank market as of approximately the Reference Time and in an amount that is representative for a single transaction in the relevant market at the relevant time; or (iii) if fewer than two (2) Reference Banks provide Administrative Agent with such quotations, the rate per annum which Administrative Agent determines to be the arithmetic mean (rounded as aforesaid) of the offered quotations of rates which major banks in New York, New York selected by Administrative Agent, on behalf of Buyers, are quoting at approximately 11:00 a.m., New York City time, on the Pricing Rate Determination Date for loans in U.S. dollars to leading European banks for a period equal to the applicable Pricing Rate Period in amounts of not less than $1,000,000.00; provided, that such selected banks shall be the same banks as selected for all of Administrative Agent’s other customers where LIBOR is to be applied, to the extent such banks are available. Administrative Agent’s determination of LIBOR shall be binding and conclusive on Seller absent manifest error. LIBOR may or may not be the lowest rate based upon the market for U.S. dollar deposits in the London Interbank Eurodollar Market at which Administrative Agent, on behalf of Buyers, prices loans on the date which LIBOR is determined by Administrative Agent as set forth above. Notwithstanding the foregoing, in no event will LIBOR be deemed to be less than: (A) with respect to Transactions where the Purchase Date was before May 27, 2021, thirty-five hundredths percent (0.35%) and (B) with respect to any Transaction where the Purchase Date is on or after May 27, 2021, the Benchmark Floor.

“LIBOR Purchased Asset” shall have the meaning set forth in the definition of “Benchmark”.

“LIBOR Rate” shall mean, as of any date of determination, a rate per annum determined in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

LIBOR

1 – Reserve Requirement

“Lien” shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Financing Lease having substantially the same economic effect as any of the foregoing), and the filing of any financing statement under the UCC or comparable law of any jurisdiction in respect of any of the foregoing.

“Mandatory Early Repurchase Date” shall have the meaning set forth in Article 3(f)(ii).

“Mandatory Early Repurchase Event” shall mean, one or more of the following with respect to any Purchased Asset: (i) a monetary “event of default” under any Purchased Asset beyond any applicable notice and cure period; (ii) any material non-monetary event of default beyond any applicable cure periods under any Purchased Asset Documents; (iii) breach of any representation contained in Article 9(b)(x), as determined by Administrative Agent, on behalf of Buyers, in its sole reasonable discretion

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(except as disclosed in a Requested Exceptions Report and as approved by Administrative Agent in writing); (iv) an Act of Insolvency has occurred with respect to the related Mortgagor or guarantor under such Purchased Asset (subject to any typical grace and cure periods for “insolvency events” contained in the Purchased Asset Documents); (v) Seller’s failure to repurchase any Purchased Asset on the applicable Repurchase Date; (vi) Seller (or any of its Affiliates) shall fail to satisfy any of its material obligations under such Purchased Asset Documents beyond any applicable cure periods; (vii) any participant or co- lender under any related loan pari passu with or senior to such Purchased Asset or the Underlying Mortgaged Property shall be delinquent in the payment of amounts due under the related loan documents;

(viii) a voluntary or involuntary bankruptcy petition is filed with respect to any participant or co-lender under any related loan pari passu or senior to the related Purchased Asset or the Underlying Mortgaged Property (subject to typical grace and cure periods for “insolvency events”); (ix) failure to deliver the related Purchased Asset File to Custodian in accordance with the Custodial Agreement (subject to any Bailee Agreement approved by Administrative Agent, on behalf of Buyers, in accordance with the terms and provisions of this Agreement on the related Purchased Date); (x) the related Purchased Asset File or any portion thereof is subject to a continuing Delivery Failure or has been released from the possession of Custodian under the Custodial Agreement to anyone other than Administrative Agent, on behalf of Buyers, or any Affiliate of Administrative Agent, on behalf of Buyers, except in accordance with the terms of the Custodial Agreement; (xi) such Purchased Asset fails to qualify for “safe harbor” treatment as described in Article 23; or (xii) any significant decline, as determined by Administrative Agent, on behalf of Buyers, in its sole reasonable discretion, in the financial condition or credit quality of any sponsor with respect to such Purchased Asset.

“Margin Amount” shall mean, with respect to any Purchased Asset on any date, an amount equal to (a) the lesser of (i) the unpaid principal balance of such Purchased Asset and (ii) the Market Value of such Purchased Asset, multiplied by (b) the Advance Rate for such Purchased Asset.

“Margin Deficit” shall mean an amount determined by Administrative Agent, on behalf of Buyers, in its sole discretion, as follows, provided that the largest amount as calculated in accordance with clauses (i), (ii) and (iii) shall control:

(i)
with respect to any Margin Deficit Event described in clause (i) of the definition of “Margin Deficit Event”, the Margin Deficit for the applicable Purchased Asset shall be an amount equal to the positive difference (if any) between (A) the outstanding Purchase Price of such Purchased Asset and (B) the Margin Amount for such Purchased Asset, provided, however, that, if the Market Value of such Purchased Asset has declined by thirty percent (30%) or more from par (adjusted for any Principal Payment received with respect to such Purchased Asset), then the Margin Deficit for such Purchased Asset shall include an additional amount equal to the absolute dollar amount of such decline in Market Value that exceeds thirty percent (30%) from par, as determined by Administrative Agent, on behalf of Buyers, in its sole discretion;

(ii)
with respect to any Margin Deficit Event described in clause (ii) of the definition of “Margin Deficit Event”, the Margin Deficit for the applicable Purchased Asset shall be equal to an amount which, after payment of such Margin Deficit, will cause the Purchase Price Debt Yield to be equal to the Minimum Purchase Price Debt Yield; and

(iii)
with respect to any Margin Deficit Event described in clause (iii) of the definition of “Margin Deficit Event”, the Margin Deficit for the applicable Purchased Asset shall be equal to an amount which, after payment of such Margin Deficit, will result in a Buyer’s LTV for the applicable Purchased Asset equal to the Buyer’s LTV on the Purchase Date of such Purchased Asset.

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“Margin Deficit Event” shall mean the occurrence or existence of any of the following, as determined by Administrative Agent, on behalf of Buyers, in its sole discretion:

(i)
a decline in the Market Value of any Purchased Asset by twenty percent (20%) or more from par, as determined by Administrative Agent, in its sole discretion;
(ii)
as of each anniversary of the Purchase Date, with respect to any Purchased Asset, the Purchase Price Debt Yield is less than the Minimum Purchase Price Debt Yield; and/or
(iii)
the Buyer’s LTV of any Purchased Asset is equal to or greater than the Maximum Buyer’s LTV of such Purchased Asset.

“Margin Deficit Notice” shall have the meaning set forth in Article 4(a).

“Market Disruption Event” shall mean either (a) any event or events shall have occurred in the determination of Administrative Agent resulting in the effective absence of a “repo market” or related “lending market” for purchasing (subject to repurchase) or financing debt obligations secured by commercial mortgage loans or securities or an event or events shall have occurred resulting in Administrative Agent or Buyers not being able to finance Eligible Assets through the “repo market” or “lending market” with traditional counterparties at rates which would have been reasonable prior to the occurrence of such event or events, or (b) any event or events shall have occurred resulting in the effective absence of a “securities market” for securities backed by Eligible Assets, including, but not limited to the “CMBS/CDO/CLO market”, or an event or events shall have occurred resulting in Administrative Agent, on behalf of Buyers, not being able to sell securities backed by Eligible Assets at prices which would have been reasonable prior to such event or events, in each case as determined by Administrative Agent.

“Market Value” shall mean, with respect to any Purchased Asset as of any relevant date, the market value of such Purchased Asset on such date, as determined by Administrative Agent in its sole discretion. The Market Value of each Purchased Asset may be determined by Administrative Agent on each Business Day during the term of this Agreement.

“Material Adverse Effect” shall mean a material adverse effect on (a) the property, business, operations, financial condition, credit quality or prospects of Seller, Pledgor, and/or Guarantor, taken as a whole (b) the ability of Seller, Pledgor or Guarantor to perform its obligations under any of the Transaction Documents, (c) the validity or enforceability of any of the Transaction Documents, (d) the rights and remedies of Buyers under any of the Transaction Documents, (e) the timely payment of any amounts payable under the Transaction Documents, or (f) the Market Value, rating (if applicable) or liquidity of all of the Purchased Assets in the aggregate.

“Materials of Environmental Concern” shall mean any toxic mold, any petroleum (including, without limitation, crude oil or any fraction thereof) or petroleum products (including, without limitation, gasoline) or any hazardous or toxic substances, materials or wastes, defined as such in or regulated under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls, and urea- formaldehyde insulation.

“Maximum Advance Rate” shall mean, with respect to each Purchased Asset, seventy-five percent (75%) of the outstanding principal balance of such Purchased Asset.

“Maximum Buyer’s LTV” shall mean, with respect to each Purchased Asset, the sum of (a) the Buyer’s LTV for such Purchased Asset as of the related Purchase Date plus (b) five percent (5%).

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“Maximum Facility Amount” shall mean Seven Hundred Fifty Million Dollars ($750,000,000.00).

“Minimum Purchase Price Debt Yield” shall mean, as of each Purchase Date, an amount equal to the product of (i) ninety percent (90%) and (ii) the Purchase Date Purchase Price Debt Yield as of such applicable date.

“Monthly Reporting Package” shall mean the reporting package described on Exhibit III-A.

“Mortgage” shall mean a mortgage, deed of trust, deed to secure debt, charge or other instrument, creating a valid and enforceable first Lien on or a first priority ownership interest in an estate in fee simple or term of years in real property and the improvements thereon, securing evidence of indebtedness.

“Mortgage Note” shall mean a note or other evidence of indebtedness of a Mortgagor with respect to a Senior Mortgage Loan.

“Mortgaged Property LTV” shall mean, with respect to any Purchased Asset, the ratio of the aggregate outstanding principal balance of such Purchased Asset (which shall include such Purchased Asset and all debt senior to or pari passu with such Purchased Asset) secured, directly or indirectly, by the related Underlying Mortgaged Property, to the aggregate “as-is” market value of such Underlying Mortgaged Property as determined by Administrative Agent in its sole discretion.

“Mortgagor” shall mean the obligor on a Mortgage Note and the grantor of the related Mortgage.

“Multiemployer Plan” shall mean a multiemployer plan defined as such in Article 3(37) of ERISA to which contributions have been, or were required to have been, made by Seller or any ERISA Affiliate and that is covered by Title IV of ERISA.

“New Asset” shall mean an Eligible Asset that Seller proposes to be included as a Purchased Item which Eligible Asset has not yet become a Purchased Asset.

“OFAC” shall have the meaning specified in the definition of “Prohibited Investor”.

“Original Master Repurchase Agreement” shall have the meaning specified in recitals hereof.

“Originated Asset” shall mean any Eligible Asset originated by an Affiliate of Seller.

“Other Connection Taxes” shall mean, with respect to any Recipient and any Transferee, Taxes imposed as a result of a present or former connection between such Recipient or Transferee and the jurisdiction imposing such Tax (other than connections arising from such Recipient or Transferee having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Transaction Document, or sold or assigned an interest in any Transaction Document).

“Other Taxes” shall mean all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Transaction Document, except for (i) any such Taxes or Other Connection Taxes imposed with respect to an assignment, transfer or sale of participation or other interest in or with

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respect to the Transaction Documents (other than an assignment made pursuant to Article 14(m)), and (ii) for the avoidance of doubt, any Excluded Taxes.

“Participant Register” shall have the meaning set forth in Article 19(c) of this Agreement.

“Participants” shall have the meaning set forth in Article 19(a) of this Agreement.

“Payment Notice” shall have the meaning set forth in Article 30(d)(ii) of this Agreement.

“Permitted Encumbrances” shall mean, with respect to each Purchased Asset, (a) any lien or security interest created by this Agreement and the other Transaction Documents, (b) all liens, encumbrances and other matters disclosed in the applicable Title Policy, (c) liens, if any, for Taxes imposed by an Governmental Authority not yet due or delinquent, (d) leases, equipment leases, or other similar instruments entered into in accordance with the Purchased Asset Documents, (e) mechanics’ liens, materialmen’s liens and other recorded encumbrances which are being contested in accordance with the Purchased Asset Documents, bonded over, escrowed for or insured against by the applicable Title Policy.

“Permitted Holders” shall mean, with respect to Guarantor, any Person owning Capital Stock in Guarantor (i) as of the Closing Date, (ii) that is managed by Claros Manager or (iii) that has been approved in writing by Administrative Agent, on behalf of Buyers, in Administrative Agent’s sole and absolute discretion, prior to the date of such Person’s acquisition of such Capital Stock in Guarantor.

“Person” shall mean an individual, corporation, limited liability company, business trust, partnership, joint tenant or tenant in common, trust, joint stock company, joint venture, unincorporated organization, or any other entity of whatever nature, or a Governmental Authority.

“Plan” shall mean an employee pension benefit plan (within the meaning of Section 3(2) of ERISA) established or maintained by Seller or any ERISA Affiliate during the five year period ended prior to the date of this Agreement or to which Seller or any ERISA Affiliate makes, is obligated to make or has, within the five year period ended prior to the date of this Agreement, been required to make contributions and that is covered by Title IV of ERISA or Article 302 of ERISA or Article 412 of the Code, other than a Multiemployer Plan.

“Plan Asset Regulations” shall mean the regulations promulgated at 29 C.F.R. Section 2510.3- 101, as modified by Section 3(42) of ERISA.

“Plan Party” shall have the meaning set forth in Article 22(a) of this Agreement.

“Pledge and Security Agreement” shall mean that certain Amended and Restated Pledge and Security Agreement, dated as of the date hereof, by Pledgor in favor of Administrative Agent, on behalf of Buyers, as the same may be amended, restated, supplemented, replaced or otherwise modified from time to time, pledging all of Pledgor’s interest in the Capital Stock of Seller to Administrative Agent, on behalf of Buyers.

“Pledgor” shall mean CMTG GS Finance Holdco LLC, a Delaware limited liability company.

“Potential Event of Default” shall mean any condition or event that, after notice or lapse of time, would constitute an Event of Default.

“Pre-Existing Asset” shall mean any Eligible Asset that is not an Originated Asset.

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“Pre-Purchase Due Diligence” shall have the meaning set forth in Article 3(b) hereof.

“Pre-Purchase Legal Expenses” shall mean all of the reasonable and necessary out of pocket legal fees, costs and expenses incurred by Administrative Agent, on behalf of Buyers, in connection with the Pre-Purchase Due Diligence associated with Administrative Agent’s, on behalf of Buyers, decision as to whether or not to enter into a particular Transaction.

“Prescribed Laws” shall mean, collectively, (a) the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107- 56) (the “USA Patriot Act”), (b) Executive Order 13224 on Terrorist Financing, effective September 24, 2001, and relating to Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism, (c) the International Emergency Economic Power Act, 50

U.S.C. §1701 et. seq., (d) the Bank Secrecy Act (31 U.S.C. Sections 5311 et seq.) as amended and (e) all other Requirements of Law relating to money laundering or terrorism, including without limitation, the USA Patriot Act and all regulations and executive orders promulgated with respect to money laundering or terrorism, including, without limitation, those promulgated by the Office of Foreign Assets Control of the United States Department of the Treasury.

“Price Differential” shall mean, with respect to any Purchased Asset as of any date, the aggregate amount obtained by daily application of the applicable Pricing Rate for such Purchased Asset to the outstanding Purchase Price of such Purchased Asset on a 360-day-per-year basis for the actual number of days during each Pricing Rate Period commencing on (and including) the Purchase Date for such Purchased Asset and ending on (but excluding) the date of determination (reduced by any amount of such Price Differential previously paid by Seller to Administrative Agent, on behalf of Buyers, with respect to such Purchased Asset).

“Pricing Rate” shall mean for any Pricing Rate Period and any Transaction:

(a)
during the Availability Period, an annual rate equal to the sum of (i) the Benchmark, plus

(ii) the relevant Applicable Spread, in each case, for the applicable Pricing Rate Period for the related Purchased Asset; and

(b)
during the Amortization Period, an annual rate equal to the sum of (i) the Benchmark, plus (ii) the Amortization Period Additional Percentage, plus (iii) the relevant Applicable Spread, in each case, for the applicable Pricing Rate Period for the related Purchased Asset.

The Pricing Rate, in any such case, shall be subject to adjustment and/or conversion as provided in the Transaction Documents (including, without limitation as provided in Article 14) or the related Confirmation.

“Pricing Rate Determination Date” shall mean with respect to any Transaction, (i) with respect to the first Pricing Rate Period, the related Purchase Date for such Purchased Asset and (ii) with respect to any subsequent Pricing Rate Period, (a) if the Benchmark is LIBOR, the second (2nd) Business Day preceding the first day of such Pricing Rate Period and (b) if the Benchmark is not LIBOR, the day that is two (2) U.S. Government Securities Business Days prior to the first day of such Pricing Rate Period.

“Pricing Rate Period” shall mean, with respect to any Transaction and any Remittance Date (a) in the case of the first Pricing Rate Period, the period commencing on and including the Purchase Date for such Transaction and ending on and excluding the following Remittance Date, and (b) in the case of any subsequent Pricing Rate Period, the period commencing on and including the immediately preceding Remittance Date and ending on and excluding such Remittance Date; provided, however, that in no event

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shall any Pricing Rate Period for a Purchased Asset end subsequent to the Repurchase Date for such Purchased Asset.

“Primary Servicer” shall mean Wells Fargo Bank, N.A., or any other primary servicer approved by, or in the case of a termination of Primary Servicer pursuant to Article 29(c), appointed by Administrative Agent, on behalf of Buyers, in each case in Administrative Agent’s sole discretion.

“Primary Servicing Agreement” shall mean the Servicing Agreement by and between Seller and Primary Servicer dated as of May 31, 2017 and, if any other Primary Servicer is approved by Administrative Agent in its sole discretion, any servicing agreement with such other Primary Servicer in respect of the Purchased Assets, which agreement is approved by Administrative Agent in its sole discretion.

“Prime Rate” shall mean the “prime rate” published in the “Money Rates” section of The Wall Street Journal. If The Wall Street Journal ceases to publish the “prime rate,” then Administrative Agent shall select an equivalent publication that publishes such “prime rate,” and if such “prime rate” is no longer generally published or is limited, regulated or administered by a governmental or quasi- governmental body, then Administrative Agent shall reasonably select a comparable interest rate index. Notwithstanding the foregoing, in no event shall the Prime Rate be deemed to be less than the Benchmark Floor.

“Prime Rate Applicable Spread” shall mean, if the Pricing Rate has converted to the Prime Rate pursuant to Article 14(a) of this Agreement, an amount equal to the difference (expressed as a number of basis points) between (a) Term SOFR (or the then-applicable Benchmark) plus the Applicable Spread on the date Term SOFR (or the then-applicable Benchmark) was last applicable to the outstanding Transactions prior to such conversion and (b) the Prime Rate on the date that Term SOFR (or the then- applicable Benchmark) was last applicable to the outstanding Transactions prior to such conversion.

“Principal Payment” shall mean, with respect to any Purchased Asset, any scheduled or unscheduled payment or prepayment of principal received in respect thereof (including net sale proceeds or casualty or condemnation proceeds to the extent that such proceeds are not required under the related Purchased Asset Documents to be reserved, escrowed, readvanced or applied for the benefit of the Mortgagor or the related Underlying Mortgaged Property).

“Prohibited Investor” shall mean (1) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons by the Office of Foreign Asset Control (“OFAC”), (2) any Person whose name appears on any list of terrorists, terrorist organizations or narcotics traffickers maintained pursuant to and of the Rules and Regulations of OFAC that Administrative Agent has notified Seller in writing is now included in such list, (3) any Person whose name appears on any list similar to those described in clauses (1) and (2) of this definition maintained by the United States Department of State, the United States Department of Commerce or any other government authority or pursuant to any Executive Order of the President of the United States that Administrative Agent has notified Seller in writing is now included on such list, (4) any foreign shell bank, and (5) any person or entity resident in or whose subscription funds are transferred from or through an account in a jurisdiction that has been designated as a non-cooperative with international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering (“FATF”), of which the U.S. is a member and with which designation the U.S. representative to the group or organization continues to concur. See http://www.fatf-gati.org for FATF’s list of Non-Cooperative Countries and Territories.

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“Prohibited Transferee” shall mean any of the Persons listed on Schedule I attached to this Agreement.

“Properties” shall have the meaning set forth in Article 9(xxv) of this Agreement.

“Public Listing” shall mean the listing of the direct or indirect legal or beneficial interests of Guarantor on a nationally or internationally recognized securities exchange or quoted on a nationally or internationally recognized automated quotation system.

“Public Sale” shall mean the transfer (but not a pledge), in one or a series of transactions, including by way of merger, through which any direct or indirect owner of a legal or beneficial interest in Guarantor (including a transferee of such interests) becomes, or is merged with or into, a Public Vehicle.

“Public Vehicle” shall mean a Person whose securities are listed and traded (or to be listed contemporaneously with a Public Listing) on a nationally or internationally recognized securities exchange or quoted on a nationally or internationally recognized automated quotation system.

“Purchase Agreement” shall mean any purchase agreement between Seller and any Transferor pursuant to which Seller purchased or acquired an Asset that is subsequently sold to Administrative Agent, on behalf of Buyers, hereunder.

“Purchase Date” shall mean, with respect to any Purchased Asset, the date on which Administrative Agent, on behalf of Buyers, purchases such Purchased Asset from Seller hereunder.

“Purchase Date Purchase Price Debt Yield” shall mean as of any date of determination, with respect to any Purchased Asset the Purchase Price Debt Yield of each Purchased Asset as of the Purchase Date of each such Purchased Asset and each anniversary of the Purchase Date, as set forth in each related Confirmation.

“Purchase Price” shall mean, with respect to any Purchased Asset, the price at which such Purchased Asset is transferred by Seller to Administrative Agent, on behalf of Buyers, on the applicable Purchase Date, adjusted after the Purchase Date as set forth below. The Purchase Price as of the Purchase Date for any Purchased Asset shall be an amount (expressed in dollars) equal to the product obtained by multiplying (i) the lesser of (A) Market Value of such Purchased Asset or (B) the par amount of such Purchased Asset by (ii) the Advance Rate for such Purchased Asset, as set forth on the related Confirmation. The Purchase Price of any Purchased Asset shall be (a) decreased by (x) any amount of Margin Deficit transferred by Seller to Administrative Agent, on behalf of Buyers, pursuant to Article 4(a) and applied to the Purchase Price of such Purchased Asset, (y) the portion of any Principal Payments on such Purchased Asset that are applied pursuant to Article 5 hereof to reduce such Purchase Price and

(z) any other amounts paid to Administrative Agent, on behalf of Buyers, by Seller to reduce such Purchase Price and (b) increased by any Future Funding Advance or by any other amounts disbursed by Administrative Agent, on behalf of Buyers, to Seller or to the related borrower on behalf of Seller with respect to such Purchased Asset to the related borrower on behalf of Seller with respect to such Purchased Asset.

“Purchase Price Debt Yield” shall mean, on any date with respect to any Purchased Asset, a fraction (expressed as a percentage) (A) the numerator of which is the Underwritten Net Operating Income of the Underlying Mortgaged Property related to such Purchased Asset, as determined by Administrative Agent, on behalf of Buyers, in its sole discretion, and (B) the denominator of which is the Purchase Price of such Purchased Asset on such date.

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“Purchased Asset” shall mean (i) with respect to any Transaction, the Eligible Asset sold by Seller to Administrative Agent, on behalf of Buyers, in such Transaction and (ii) with respect to the Transactions in general, all Eligible Assets sold by Seller to Administrative Agent, on behalf of Buyers (other than Purchased Assets that have been repurchased by Seller).

“Purchased Asset Documents” shall mean, with respect to a Purchased Asset, the documents specified in Schedule II.

“Purchased Asset File” shall mean, with respect to a Purchased Asset, the Purchased Asset Documents, together with any additional documents and information required to be delivered to Administrative Agent, on behalf of Buyers, or its designee (including the Custodian) pursuant to this Agreement.

“Purchased Asset Schedule” shall mean a schedule of Purchased Assets attached to each Trust Receipt and Custodial Delivery Certificate delivered in accordance with the Custodial Agreement.

“Purchased Items” shall have the meaning set forth in Article 6(a) of this Agreement.

“Quarterly Reporting Package” shall mean the reporting package described on Exhibit III-B.

“Recipient” means (a) Administrative Agent or (b) any Buyer, as applicable.

“Reference Banks” shall mean any money center banks selected by Administrative Agent, on behalf of Buyers, which are engaged in transactions in Eurodollar deposits in the international Eurocurrency market with an established place of business in London.

“Reference Time” shall mean, with respect to any Pricing Rate Period, if the Benchmark is LIBOR, 11:00 a.m. (London time) on the second Business Day preceding the first day of such Pricing Rate Period.

“Register” shall have the meaning set forth in Article 19(b) of this Agreement.

“Release Letter” shall mean a letter substantially in the form of Exhibit XII hereto (or such other form as may be acceptable to Administrative Agent).

“Relevant Governmental Body” shall mean the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“Remittance Date” shall mean the fifteenth (15th) calendar day of each calendar month, or the immediately succeeding Business Day, if such calendar day shall not be a Business Day, or such other day as is mutually agreed to by Seller and Administrative Agent, on behalf of Buyers.

“Renewal Option” shall have the meaning set forth in Article 3(i)(ii) of this Agreement.

“Renewal Period” shall have the meaning set forth in Article 3(i)(i) of this Agreement.

“Renewal Period Fee” shall have the meaning set forth in the Fee Letter, which definition is incorporated herein by reference.

“Repurchase Date” shall mean:

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(i)
with respect to a Purchased Asset that is not an Amortization Period Purchased Asset, the earliest to occur of (A) the Availability Period Expiration Date, (B) any Early Repurchase Date for such Transaction; (C) the Accelerated Repurchase Date, (D) any Mandatory Early Repurchase Date for such Transaction and (E) the maturity date (including any extension options under the related Purchased Asset Documents) of such Purchased Asset; and

(ii)
with respect to a Purchased Asset that is an Amortization Period Purchased Asset, the earliest to occur of (A) the Amortization Period Expiration Date; (B) any Early Repurchase Date for such Transaction; (C) the Accelerated Repurchase Date, (D) any Mandatory Early Repurchase Date for such Transaction and (E) the maturity date (including any extension options under the related Purchased Asset Documents) of such Purchased Asset.

“Repurchase Obligations” shall have the meaning set forth thereto in Article 6(a).

“Repurchase Price” shall mean, with respect to any Purchased Asset as of any Repurchase Date or any date on which the Repurchase Price is required to be determined hereunder, the price at which such Purchased Asset is to be transferred from Administrative Agent, on behalf of Buyers, to Seller; such price will be determined in each case as the sum of the (i) outstanding Purchase Price of such Purchased Asset;

(ii) the accreted and unpaid Price Differential with respect to such Purchased Asset as of the date of such determination; (iii) any other amounts due and owing by Seller to Buyers and their respective Affiliates pursuant to the terms of this Agreement with respect to such Purchased Asset as of such date; and (iv) if such Repurchase Date is not a Remittance Date, any Breakage Costs payable in connection with such repurchase other than with respect to the determination of a Margin Deficit.

“Requested Exceptions Report” shall have the meaning set forth thereto in Article 3(c)(vii).

“Requirement of Law” shall mean any law, treaty, rule, regulation, code, directive, policy, order or requirement or determination of an arbitrator or a court or other Governmental Authority whether now or hereafter enacted or in effect.

“Reserve Requirement” shall mean, with respect to any Pricing Rate Period, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect during such Pricing Rate Period (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for Eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of such Board of Governors) maintained by Buyers.

“Responsible Officer” shall mean any executive officer of Seller or Guarantor, as the context may require.

“Revocable Option” shall have the meaning set forth in Article 7(d).

“Sanctions” shall have the meaning set forth in Article 9(b)(xxvii).

“SEC” shall have the meaning set forth in Article 24(a) of this Agreement.

“Seller” shall mean the entity identified as “Seller” in the Recitals hereto and such other sellers as may be approved by Administrative Agent, on behalf of Buyers, in its sole discretion from time to time.

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“Senior Mortgage Loans” shall mean whole, performing senior floating rate mortgage loans secured by first liens on commercial or multi-family properties.

“Servicing Agreement” shall have the meaning set forth in Article 29(b).

“Servicing Records” shall have the meaning set forth in Article 29(b).

“Servicing Rights” shall mean contractual, possessory or other rights of any Person to administer, service or subservice any Purchased Assets (or to possess any Servicing Records relating thereto), including: (i) the rights to service the Purchased Assets; (ii) the right to receive compensation (whether direct or indirect) for such servicing, including the right to receive and retain the related servicing fee and all other fees with respect to such Purchased Assets; and (iii) all rights, powers and privileges incidental to the foregoing, together with all Servicing Records relating thereto.

“Servicing Tape” shall have the meaning specified in Exhibit III-B hereto.

“Significant Modification” shall mean (a) any extension, material amendment, waiver, termination, rescission, cancellation, release, subordination or other modification to the material terms of, or any collateral, guaranty or indemnity for, any Purchased Asset or Purchased Asset Document (including, without limitation, any provision related to the amount or timing of any scheduled payment of interest or principal, the validity, perfection or priority of any security interest, or the release of any collateral or obligor (except in accordance with the underlying Purchased Asset Documents)), (b) any sale, transfer, disposition or any similar action with respect to any collateral for any Purchased Asset (except to the extent required under the Purchased Asset Documents) or (c) the foreclosure or exercise of any material right or remedy by the holder of any Purchased Asset or Purchased Asset Document.

“SIPA” shall have the meaning set forth in Article 24(a) of this Agreement.

“Single Purpose Entity” shall mean any corporation, limited partnership or limited liability company that, since the date of its formation and at all times on and after the date hereof, has complied with and shall at all times comply with the provisions of Article 12 of this Agreement.

“Subsidiary” shall mean, as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of Seller and/or Guarantor.

“Table Funded Purchased Asset” shall mean a Purchased Asset which is sold to Administrative Agent, on behalf of Buyers, simultaneously with the origination or acquisition thereof, which origination or acquisition is financed with the Purchase Price, pursuant to Seller’s request, paid directly to a Title Company or other settlement agent, in each case, approved by Administrative Agent, on behalf of Buyers, for disbursement in connection with such origination or acquisition. A Purchased Asset shall cease to be a Table Funded Purchased Asset after Custodian has delivered a Trust Receipt to Administrative Agent certifying its receipt of the Purchased Asset File therefor.

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“Taxes” shall mean all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term SOFR” shall mean, for each Pricing Rate Period, the forward-looking term rate for a one- month period that is based on the secured overnight financing rate of the Federal Reserve Bank of New York (or its successor), as published by the Term SOFR Administrator on the applicable Pricing Rate Determination Date; provided, that if, as of 5:00 p.m. (New York City time) on any Pricing Rate Determination Date, such rate has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to Term SOFR has not occurred, then Term SOFR will be determined as of the first preceding U.S. Government Securities Business Day for which such rate was published by the Term SOFR Administrator, so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Pricing Rate Determination Date and if such Term SOFR for a one-month period was last published by the Term SOFR Administrator more than three (3) U.S. Government Securities Business Days prior to such Pricing Rate Determination Date then a Benchmark Interim Unavailability Period with respect to Term SOFR will be deemed to have occurred. Notwithstanding the foregoing, in no event will Term SOFR be deemed to be less than the Benchmark Floor.

“Term SOFR Administrator” shall mean CME Group Benchmark Administration Limited (CBA) (or a successor administrator of Term SOFR as determined by Administrative Agent, on behalf of Buyers, in its reasonable discretion).

“Title Company” shall mean a nationally-recognized title insurance company acceptable to Administrative Agent, on behalf of Buyers.

“Title Policy” shall mean an American Land Title Association (ALTA) lender’s title insurance policy or a comparable form of lender’s title insurance policy (or escrow instructions binding on the Title Company and irrevocably obligating the Title Company to issue such title insurance policy, a title policy commitment or pro-forma “marked up” at the closing of the related Purchased Asset and countersigned by the Title Company or its authorized agent) as adopted in the applicable jurisdiction.

“Transaction” shall mean a Transaction, as specified in Article 1 of this Agreement.

“Transaction Documents” shall mean, collectively, this Agreement, any applicable Schedules, Exhibits and Annexes to this Agreement, the Guarantee Agreement, the Custodial Agreement, the Servicing Agreement, the Depository Agreement, the Pledge and Security Agreement, the Fee Letter, all Confirmations and assignment documentation executed pursuant to this Agreement in connection with specific Transactions, each of the foregoing as may be amended, restated, supplemented or modified from time-to-time.

“Transfer” shall mean, with respect to any Person, any sale or other whole or partial conveyance of all or any portion of such Person’s assets, or any direct or indirect interest therein to a third party (other than in connection with the transfer of a Purchased Asset to Administrative Agent, on behalf of Buyers, in accordance herewith), including the granting of any purchase options, rights of first refusal, rights of first offer or similar rights in respect of any portion of such assets or the subjecting of any portion of such assets to restrictions on transfer.

“Transferee” shall have the meaning set forth in Article 19(a) hereof.

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“Transferor” shall mean the seller of an Asset under a Purchase Agreement that is not an Affiliate of Seller.

“Trust Receipt” shall mean a trust receipt issued by Custodian, or, in the case of a Table Funded Purchased Asset, Bailee, to Administrative Agent, on behalf of Buyers, substantially in the form required under the Custodial Agreement or the Bailee Agreement.

“UCC” shall have the meaning specified in Article 6(c) of this Agreement.

“Unadjusted Benchmark Replacement” shall have the meaning set forth in the definition of “Benchmark Replacement”.

“Underlying Mortgaged Property” shall mean the real property securing the related Purchased

Asset.

“Underwriting Issues” shall mean, with respect to any Purchased Asset as to which Seller intends to request a Transaction, all information known by Seller that, based on the making of reasonable inquiries and the exercise of reasonable care and diligence under the circumstances, would be considered a materially “negative” factor (either separately or in the aggregate with other information), or a defect in loan documentation or closing deliveries (such as any absence of any Purchased Asset Document(s)), to a reasonable institutional mortgage buyer in determining whether to originate or acquire the Purchased Asset in question.

“Underwritten Net Operating Income” shall mean, on any date with respect to any one or more Purchased Assets, the actual net operating income from the Underlying Mortgaged Property or Underlying Mortgaged Properties securing such Purchased Asset or Purchased Assets with respect to the prior twelve (12) months, as determined in accordance with the Purchased Asset Documents, certified by the underlying obligor and approved by Administrative Agent, on behalf of Buyers, in its good faith discretion.

“Unintended Recipient” shall have the meaning set forth in Article 30(d)(i) of this Agreement.

“USA Patriot Act” shall have the meaning ascribed to such term in the definition of “Prescribed

Laws”.

“U.S. Government Securities Business Day” shall mean any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association, or any successor thereto, recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code.

“U.S. Tax Compliance Certificate” shall have the meaning set forth in Article 14(k)(B)(3) of this Agreement.

“VCOC” shall mean a “venture capital operating company” within the meaning of Section 2510.3-101(d) of the Plan Asset Regulations.

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“Voting Stock” shall mean, with respect to any specified “person” (as that term is used in Section 13(d)(3) of the 1934 Act) as of any date, the Capital Stock of that person that is at the time entitled to vote generally in the election of the board of directors of that person.

All references to articles, schedules and exhibits are to articles, schedules and exhibits in or to this Agreement unless otherwise specified. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles. References to “good faith” in this Agreement shall mean “honesty in fact in the conduct or transaction concerned”.

ARTICLE 3.

INITIATION; CONFIRMATION; TERMINATION; FEES

(a)
Conditions Precedent to Initial Transaction. Administrative Agent’s and Buyers’ agreement to enter into the initial Transaction hereunder is subject to the satisfaction, immediately prior to or concurrently with the making of such Transaction (unless otherwise stated below), of the condition precedent that Administrative Agent, on behalf of Buyers, has received from Seller all of the following documents, each of which shall be satisfactory in form and substance to Administrative Agent and its counsel:

(i)
Transaction Documents. The Transaction Documents duly executed by the parties thereto (including all exhibits thereto).

(ii)
Power of Attorney. The power of attorney, duly executed by Seller, substantially in the form set forth on Exhibit IV hereto.

(iii)
Consents. Any and all consents and waivers of Seller applicable to Seller or to the Purchased Assets;

(iv)
Security Interest. UCC financing statements for filing in each of the UCC filing jurisdictions described on Exhibit X hereto, each naming Seller or Pledgor as applicable as “Debtor” and Administrative Agent, on behalf of Buyers, as “Secured Party” and adequately describing as “Collateral”, with respect to Seller, as “all assets of Seller, whether now owned or existing or hereafter acquired or arising” and, with respect to Pledgor, all of the items set forth in the definition of Collateral in the Pledge and Security Agreement, together with any other documents necessary or requested by Administrative Agent to perfect the security interests granted by Seller in favor of Administrative Agent, on behalf of Buyers, under this Agreement or any other Transaction Document.

(v)
Intentionally Omitted.

(vi)
Intentionally Omitted.

(vii)
Opinions of Counsel. Opinions of outside counsel to Seller reasonably acceptable to Administrative Agent and Buyers (including, but not limited to, those relating to enforceability, bankruptcy safe harbor, corporate matters, applicability of the Investment Company Act of 1940 to Seller, and security interests) delivered no later than ten (10) Business Days after the Closing Date.

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(viii)
Organizational Documents. Good standing certificates and certified copies of the certificate of incorporation, memorandum and articles of association, charters and by-laws (or equivalent documents) of Seller, Pledgor and Guarantor and of all corporate or other authority for Seller and Guarantor with respect to the execution, delivery and performance of the Transaction Documents and each other document to be delivered by Seller and Guarantor from time to time in connection herewith (and Administrative Agent and Buyers may conclusively rely on such certificate until it receives notice in writing from Seller to the contrary).

(ix)
Fees and Expenses. Administrative Agent, on behalf of Buyers, shall have received payment from Seller of an amount equal to the amount of actual costs and expenses, including, without limitation, the reasonable fees and expenses of counsel to Administrative Agent and/or Buyers, incurred by Administrative Agent and/or Buyers in connection with the development, preparation and execution of this Agreement, the other Transaction Documents and any other documents prepared in connection herewith or therewith.

(x)
Other Documents. Such other documents, documentation and legal opinions (delivered in accordance with clause (vii) above) as Administrative Agent or Buyers may reasonably require.

(b)
Due Diligence Review. Administrative Agent, on behalf of Buyers, shall have the right to review, as described in Exhibit VI hereto, the Eligible Assets Seller proposes to sell to Administrative Agent, on behalf of Buyers, in any Transaction and to conduct its own due diligence investigation of such Eligible Assets as Administrative Agent determines (“Pre-Purchase Due Diligence”). Administrative Agent, on behalf of Buyers, shall be entitled to make a determination, in the exercise of its sole discretion, that, in the case of a Transaction, it shall or shall not purchase any or all of the assets proposed to be sold to Administrative Agent, on behalf of Buyers, by Seller. Administrative Agent shall inform Seller of its approval of the deliverables required in accordance with Exhibit VI attached hereto. Not less than ten

(10) Business Days prior to the requested Purchase Date for the Transaction, Administrative Agent, on behalf of Buyers, shall approve an Eligible Asset in accordance with Exhibit VI hereto, which approval shall be revocable in Administrative Agent’s sole discretion prior to Administrative Agent’s execution and delivery of the Confirmation on the Purchase Date. On the Purchase Date for the Transaction, which shall occur upon Administrative Agent’s and Seller’s execution of a Confirmation with respect to an Eligible Asset, the Eligible Assets shall be transferred to Administrative Agent, on behalf of Buyers, against the transfer of the Purchase Price to an account of Seller. Upon the approval by Administrative Agent, on behalf of Buyers, of a particular proposed Transaction, Administrative Agent shall deliver to Seller a signed copy of the related Confirmation described in clause (v) below, on or before the scheduled Purchase Date of the underlying proposed Transaction, which shall serve as evidence that all conditions relating to the Proposed Transactions (as set forth in Article 3(a) or 3(c) or Exhibit VI, or elsewhere, as applicable) have been satisfied or waived by Administrative Agent, on behalf of Buyers.

(c)
Conditions Precedent to all Transactions. Administrative Agent’s, on behalf of Buyers, agreement to enter into each Transaction (including the initial Transaction) shall be determined in Administrative Agent’s sole discretion and is otherwise subject to the satisfaction of the following further conditions precedent, both immediately prior to entering into such Transaction and also after giving effect to the consummation thereof and the intended use of the proceeds of the sale:

(i)
Seller shall give Administrative Agent no less than two (2) Business Days’ prior written notice of each Transaction (including the initial Transaction), which notice shall describe the terms of the Transaction and the Purchased Assets;

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(ii)
The sum of (A) the unpaid Purchase Price for all prior outstanding Transactions and (B) the requested Purchase Price for the pending Transaction, in each case, shall not exceed the Maximum Facility Amount;

(iii)
No Market Disruption Event or Force Majeure Event has occurred and is continuing, no Margin Deficit that has resulted in a Margin Deficit Notice, Potential Event of Default or Event of Default shall exist under this Agreement or any other Transaction Document;

(iv)
No Material Adverse Effect shall exist;

(v)
Seller shall have executed a Confirmation for such proposed Transaction;

(vi)
Administrative Agent, on behalf of Buyers, shall have (i) determined, in its sole discretion, that the Asset proposed to be sold to Administrative Agent, on behalf of Buyers, by Seller in such Transaction is an Eligible Asset, (ii) satisfactorily completed its “Know Your Customer” and OFAC diligence (as to the related Mortgagor, guarantor and all other related parties, as determined by Administrative Agent), (iii) determined conformity to the terms of the Transaction Documents and Administrative Agent’s or any Buyers’ internal credit and underwriting criteria, and (iv) obtained internal credit approval, to be granted or denied in Administrative Agent’s sole discretion, for the inclusion of such Eligible Asset as a Purchased Asset in a Transaction, without regard for any prior credit decisions by Administrative Agent or any Buyer or any respective Affiliate of Administrative Agent or any Buyer, and with the understanding that Administrative Agent or any Buyer shall have the absolute right to change any or all of its internal underwriting criteria at any time, without notice of any kind to Seller;

(vii)
Seller shall have delivered to Administrative Agent, on behalf of Buyers, a list of all exceptions to the representations and warranties relating to the Eligible Asset and any other eligibility criteria for such Eligible Asset (the “Requested Exceptions Report”);

(viii)
Guarantor shall have delivered to Administrative Agent a true and accurate Covenant Compliance Certificate with respect to Guarantor’s most recently ended fiscal quarter for which a Covenant Compliance Certificate is required to be delivered hereunder, provided that to the extent Guarantor has previously delivered to Administrative Agent a Covenant Compliance Certificate for the most recently ended fiscal quarter, Seller or Guarantor need not provide an additional Covenant Compliance Certificate for such fiscal quarter in connection with the proposed Transaction;

(ix)
both immediately prior to the requested Transaction and also after giving effect thereto and to the intended use thereof, the representations and warranties made by Seller in each of Exhibit V and Article 9 shall be true, correct and complete on and as of such Purchase Date in all respects with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), subject to such exceptions specified in any Requested Exceptions Report that has been approved by Administrative Agent, on behalf of Buyers;

(x)
subject to Administrative Agent’s and Buyers’ rights to perform one or more due diligence reviews pursuant to Article 28, Administrative Agent shall have completed its due diligence review of the Purchased Asset File, and such other documents, records, agreements, instruments, mortgaged properties or information relating to such Purchased Asset as Administrative Agent, on behalf of Buyers, in its sole discretion deems appropriate to review, including, without limitation, all external legal due diligence any due diligence relating to lending

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licensing requirements which may impact Buyers, and such review shall be satisfactory to Administrative Agent in its sole discretion and Administrative Agent, on behalf of Buyers, has consented in writing to the Eligible Asset becoming a Purchased Asset;

(xi)
with respect to any Eligible Asset to be purchased hereunder on the related Purchase Date that is not primarily serviced by the Primary Servicer, Seller shall have provided to Administrative Agent a copy of the related Servicing Agreement, certified as a true, correct and complete copy of the original, fully executed by Seller and the servicer named in the related Servicing Agreement;

(xii)
Seller shall have directed Servicer to remit all such payments into the Depository Account and to service such payments in accordance with the provisions of this Agreement;

(xiii)
Seller shall have paid to Administrative Agent, on behalf of Buyers, all amounts that are due and payable under this Agreement at the time of such Transaction, including, without limitation, all legal fees and expenses of outside counsel and the reasonable out-of-pocket costs and expenses actually incurred by Administrative Agent, on behalf of Buyers, in connection with the entering into of any Transaction hereunder, including, without limitation, costs associated with due diligence, recording or other administrative expenses necessary or incidental to the execution of any Transaction hereunder, which amounts, at Administrative Agent’s, on behalf of Buyers, option, may be withheld from the sale proceeds of any Transaction hereunder;

(xiv)
Administrative Agent, on behalf of Buyers, shall have reasonably determined that the introduction of, or a change in, any Requirement of Law or in the interpretation or administration of any Requirement of Law including without limitation changes in any Reserve Requirements and any other increase in cost to Administrative Agent or any Buyer, applicable to Administrative Agent or any Buyer has not made it unlawful or impracticable, and no Governmental Authority shall have asserted that it is unlawful, for Administrative Agent or any Buyer to enter into the Transaction;

(xv)
Seller shall have taken such other action as Administrative Agent, on behalf of Buyers, shall have reasonably requested in order to transfer the Purchased Assets pursuant to this Agreement and to perfect all security interests granted under this Agreement or any other Transaction Document in favor of Administrative Agent, on behalf of Buyers, with respect to the Purchased Assets;

(xvi)
If such Eligible Asset was acquired by Seller from a Person that is not an Affiliate of Seller, Seller shall have disclosed to Administrative Agent, on behalf of Buyers, the acquisition cost of such Eligible Asset (including therein reasonable supporting documentation required by Administrative Agent and/or any Buyer, if any);

(xvii)
Administrative Agent, on behalf of Buyers, shall have received all such other and further documents, documentation and legal opinions as Administrative Agent in its reasonable discretion shall reasonably require; provided, however, that in the case of the initial Transaction, such legal opinions shall be delivered no later than ten (10) Business Days after the Closing Date;

(xviii)
Administrative Agent, on behalf of Buyers, shall have received (i) other than with respect to a Table Funded Purchased Asset, from Custodian on each Purchase Date an Asset Schedule and Exception Report (as defined in the Custodial Agreement) with respect to each Purchased Asset, dated the Purchase Date, duly completed and with exceptions acceptable to Administrative Agent in its sole discretion in respect of Eligible Assets to be purchased hereunder

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on such Business Day; or (ii) a Bailee Letter from an Acceptable Attorney identifying the applicable Release Letter being held on behalf of Administrative Agent, on behalf of Buyers;

(xix)
as of the applicable Purchase Date for such Eligible Asset, each of the Concentration Limits is satisfied;

(xx)
Administrative Agent shall have received from Seller an original Release Letter covering such Eligible Asset to be sold to Administrative Agent, on behalf of Buyers;

(xxi)
The Advance Rate relating to such Eligible Asset shall not exceed the Maximum Advance Rate;

(xxii)
as of the Purchase Date, the related Eligible Asset shall have a Buyer’s LTV no greater than sixty percent (60%); and

(xxiii)
Administrative Agent, on behalf of Buyers, shall have received from Seller the Draw Fee related to such Eligible Asset in accordance with the terms and provisions of the Fee Letter.

(d)
Transfer of Purchased Assets; Servicing Rights. During the Availability Period, upon the satisfaction of all conditions set forth in Articles 3(a), 3(b) and 3(c), Seller shall sell, transfer, convey and assign to Administrative Agent, on behalf of Buyers, on a servicing released basis all of Seller’s right, title and interest in and to each Purchased Asset, together with all related Servicing Rights against the transfer of the Purchase Price to an account of Seller. With respect to any Transaction, the Pricing Rate shall be determined initially on the Pricing Rate Determination Date applicable to the first Pricing Rate Period for such Transaction and shall be reset on the Pricing Rate Determination Date for each of the next succeeding Pricing Rate Periods for such Transaction. Administrative Agent or its agent shall determine in accordance with the terms of this Agreement the Pricing Rate on each Pricing Rate Determination Date for the related Pricing Rate Period in Administrative Agent’s sole discretion, and notify Seller of such rate for such period each such Pricing Rate Determination Date.

(e)
Confirmation. Each Confirmation, together with this Agreement, shall be conclusive evidence of the terms of the Transaction covered thereby. In the event of any conflict between the terms of such Confirmation and the terms of this Agreement with respect to a particular Transaction, the Confirmation shall prevail.

(f)
Early Repurchase Date; Mandatory Repurchases.

(i)
Seller shall be entitled to terminate a Transaction on demand and repurchase the Purchased Asset subject to a Transaction on any Business Day prior to the Repurchase Date (an “Early Repurchase Date”) upon satisfaction of the following conditions:

(A)
No later than two (2) Business Days prior to the proposed Early Repurchase Date, Seller notifies Administrative Agent in writing of its intent to terminate such Transaction and repurchase such Purchased Asset, setting forth the proposed Early Repurchase Date and identifying with particularity the Purchased Asset to be repurchased on such Early Repurchase Date,

(B)
on such Early Repurchase Date, Seller pays to Administrative Agent, on behalf of Buyers, an amount equal to the sum of (x) the Repurchase Price for the applicable Purchased Asset, and (y) any other amounts due and payable under this

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Agreement (including, without limitation, Article 14(f) of this Agreement) with respect to such Purchased Asset against transfer to Seller or its agent of the Purchased Assets,

(C)
no Potential Event of Default, Event of Default or Margin Deficit shall be continuing or would occur or result from such early repurchase, and

(D)
on such Early Repurchase Date, Seller pays any Exit Fee which may be due and payable in connection with the repurchase of such Purchased Asset in accordance with the terms and conditions of the Fee Letter.

(ii)
In addition to any other rights and remedies of Administrative Agent and Buyers under any Transaction Document, upon the occurrence of a Mandatory Early Repurchase Event, Seller shall, in accordance with the procedures set forth in Article 3(f)(i)(B)-(D), and Article 3(h), repurchase any such Purchased Asset on the date (the “Mandatory Early Repurchase Date”) that is two (2) Business Days after the earlier of Seller’s receipt of notice from Administrative Agent or Seller’s Knowledge of the occurrence thereof.

(g)
Indemnification. Seller shall indemnify Administrative Agent and Buyers and hold Administrative Agent, and Buyers harmless from any actual out-of-pocket loss, cost or expense (including, without limitation, reasonable attorneys’ fees and disbursements of outside counsel) that Administrative Agent and/or Buyers may sustain or incur as a consequence of (i) default by Seller in repurchasing any Purchased Asset on the proposed Early Repurchase Date, after Seller has given written notice in accordance with Article 3(f), (ii) any payment of the Repurchase Price on any day other than a Remittance Date, including Breakage Costs, (iii) a default by Seller in selling Eligible Assets after Seller has notified Administrative Agent of a proposed Transaction and Administrative Agent, on behalf of Buyers, has agreed in writing to purchase such Eligible Assets in accordance with the provisions of this Agreement, (iv) Administrative Agent, on behalf of Buyers, enforcement of the terms of any of the Transaction Documents, (v) any actions taken to perfect or continue any Lien created under any Transaction Documents, and/or (vi) Administrative Agent and Buyers entering into any of the Transaction Documents or owning any Purchased Item. A certificate as to such costs, losses, damages and expenses, setting forth the calculations therefor shall be submitted promptly by Administrative Agent, on behalf of Buyers, to Seller in writing and shall be prima facie evidence of the information set forth therein, absent manifest error. This Article 3(g) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim.

(h)
Repurchase. On the Repurchase Date for any Transaction, termination of the Transaction will be effected by transfer to Seller or its agent of the related Purchased Assets being repurchased and any Income in respect thereof received by Administrative Agent, on behalf of Buyers (and not previously credited or transferred to, or applied to the obligations of, Seller pursuant to Article 5 of this Agreement), against the simultaneous transfer of the Repurchase Price to an account of Administrative Agent, on behalf of Buyers.

(i)
Availability Period; Renewals. (i) From and after the Availability Period Expiration Date, Seller shall have no ability to sell any new Eligible Assets to Administrative Agent, on behalf of Buyers. If Administrative Agent, on behalf of Buyers, and Seller have not entered into the Amortization Period in accordance with the terms and conditions of Article 3(m), then (A) on the Availability Period Expiration Date, Seller shall be obligated to repurchase all of the Purchased Assets and transfer payment of the Repurchase Price for each such Purchased Asset, together with the accrued and unpaid Price Differential and any other amounts due and payable to Administrative Agent, on behalf of Buyers, hereunder, against the transfer by Administrative Agent, on behalf of Buyers, to Seller of each such Purchased Asset, and (B) following the Availability Period Expiration Date, Administrative Agent, on

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behalf of Buyers, shall not be obligated to transfer any Purchased Assets to Seller until payment in full to Administrative Agent, on behalf of Buyers, of all amounts due hereunder.

(ii)
Seller shall have the option to extend the Availability Period Expiration Date for a period of one (1) year to May 31, 2023 (the “Renewal Option”), provided that Seller has satisfied all of the conditions listed in clause (iv) below (collectively, the “Availability Period Renewal Conditions”);
(iii)
Intentionally omitted.

(iv)
For purposes of this Article 3(i), the Availability Period Renewal Conditions shall have been satisfied if:

(A)
Seller shall have given Administrative Agent written notice of Seller’s extension of the Availability Period Expiration Date, (x) with respect to the initial request to extend the Availability Period Expiration Date, not less than thirty (30) calendar days prior, and no more than ninety (90) calendar days prior to the first (1st) anniversary of the Closing Date, and (y) with respect to any subsequent requests to extend the Availability Period Expiration Date, not less than thirty (30) calendar days prior, and no more than ninety (90) calendar days prior to the next succeeding anniversary of the Closing Date;

(B)
Seller shall have paid to Administrative Agent, on behalf of Buyers, the Renewal Period Fee in accordance with the terms and provisions of the Fee Letter;

(C)
no Margin Deficit that has resulted in a Margin Deficit Notice or Event of Default under this Agreement shall have occurred and be continuing as of the date of the then-current Availability Period Expiration Date; and

(D)
the representations and warranties made by Seller, Pledgor and Guarantor in any of the Transaction Documents shall be true, correct, complete and accurate in all respects as of the date Seller submitted its notice of extension of the Renewal Option and as of the then-current Availability Period Expiration Date (except such representations which by their terms speak as of a specified date and subject to any exceptions disclosed to Administrative Agent, on behalf of Buyers, in a Requested Exceptions Report prior to such date and approved by Administrative Agent).

(v)
Notwithstanding any of the foregoing to the contrary, if Seller elects to enter the Amortization Period in accordance with the terms and conditions of Article 3(m) prior to exercising the Renewal Option hereunder then Seller shall forfeit the Renewal Option and shall have no ability to request to renew this Agreement and the Transaction Documents pursuant to this Article 3(i).

(j)
Voluntary Reduction of Purchase Price. On any Business Day prior to the Repurchase Date, Seller shall have the right, from time to time, to transfer cash to Administrative Agent, on behalf of Buyers, for the purpose of reducing the outstanding Purchase Price of any Purchased Asset without terminating the Transaction and without release of any Purchased Items; provided, that (i) any such reduction in outstanding Purchase Price occurring on a date other than a Remittance Date shall be required to be accompanied by payment of all unpaid accrued Price Differential as of the applicable Business Day on the amount of such reduction and (ii) Seller provides Administrative Agent with three

(3) Business Days prior notice with respect to any reduction in outstanding Purchase Price occurring on any date that is not a Remittance Date. In connection with any such reduction of outstanding Purchase Price pursuant to this Article 3(j), Administrative Agent, on behalf of Buyers, and Seller shall modify the

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existing Confirmation for the Transaction to set forth the new Advance Rate and outstanding Purchase Price for such Purchased Asset. Any transfer of cash made pursuant to this Article 3(j) shall be in an amount equal to or greater than $1,000,000.

(k)
Additional Advances. (i) On any Business Day prior to the Repurchase Date, if at any time the effective Advance Rate based on the outstanding Purchase Price with respect to a Purchased Asset is less than the Advance Rate as set forth in the Confirmation for such Purchased Asset, Seller may submit to Administrative Agent a request that Buyers transfer cash to Seller so as to increase the outstanding Purchase Price for such Purchased Asset in the amount requested by Seller (an “Additional Advance”). Buyers’ agreement to make any Additional Advance shall be in the sole discretion of Administrative Agent, on behalf of Buyers, and in any case is subject to the satisfaction of the following conditions precedent, both immediately prior to making such Additional Advance and also after giving effect to the consummation thereof:

(A)
as of the funding of such Additional Advance, no Margin Deficit that is due and payable or Event of Default has occurred and is continuing or would result from the funding of such Additional Advance;

(B)
the funding of the Additional Advance would not cause the related Purchased Asset to exceed the applicable Maximum Advance Rate;

(C)
the funding of the Additional Advance would not cause the aggregate outstanding Purchase Price for all Purchased Assets to exceed the Maximum Facility Amount;

(D)
the amount of the Additional Advance is no less than $500,000; and

(E)
Administrative Agent, on behalf of Buyers, shall have satisfactorily completed all applicable credit approval requirements.

(ii) On the date of the Additional Advance, which shall occur following the final approval of the Additional Advance that all conditions set forth in this Article 3(k) have been satisfied, Buyers shall transfer cash to Seller as provided in this Article 3(k) (and in accordance with the wire instructions provided by Seller in such request). Upon approval by Administrative Agent, on behalf of Buyers, of a particular Additional Advance pursuant to this Article 3(k), Administrative Agent, on behalf of Buyers, and Seller shall modify the existing Confirmation for the applicable Transaction to set forth the new Advance Rate, outstanding Purchase Price and Buyer’s LTV for such Purchased Asset and any other modifications to the terms set forth on the existing Confirmation.

(l)
Future Funding Advance. (i) Subject to Article 4, at any time prior to the Repurchase Date, in the event a future funding is made or is to be made by Seller pursuant to the Purchased Asset Documents for a Purchased Asset, Seller may submit to Administrative Agent, on behalf of Buyers, a request that Buyers transfer cash to Seller in an amount not to exceed the Maximum Advance Rate multiplied by the amount of such future funding (a “Future Funding Advance”), which Future Funding Advance shall increase the outstanding Purchase Price for such Purchased Asset. Buyers’ agreement to make any Future Funding Advance shall be in the sole discretion of Administrative Agent, on behalf of Buyers, and in any case is subject to the satisfaction of the following conditions precedent, both immediately prior to making such Future Funding Advance and also after giving effect to the consummation thereof:

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(A)
as of the funding of such Future Funding Advance, no Margin Deficit, Potential Event of Default or Event of Default has occurred and is continuing or would result from the funding of such Future Funding Advance;

(B)
the funding of the Future Funding Advance would not cause the aggregate outstanding Purchase Price for all Purchased Assets to exceed the Maximum Facility Amount;

(C)
the Future Funding Advance would not cause the Purchase Price of the applicable Purchased Asset or the aggregate Purchase Price of all applicable Purchased Assets, in either such case, to exceed the Concentration Limits;

(D)
the amount of the Future Funding Advance is no less than $1,000,000;

(E)
Seller shall have demonstrated to Administrative Agent’s, on behalf of Buyers, satisfaction that all conditions to the future funding under the Purchased Asset Documents have been satisfied; and

(F)
Administrative Agent, on behalf of Buyers, shall have satisfactorily completed all applicable credit approval requirements and any additional due diligence investigation of the related Purchased Asset, as described in Exhibit XVI, and as determined by Buyers in their sole discretion (the “Future Funding Due Diligence”).

(ii)
On the date of the Future Funding Advance, which shall occur following the final approval of the Future Funding Advance that all conditions set forth in this Article 3(l) have been satisfied. Buyers shall transfer cash to Seller as provided in this Article 3(l) (and in accordance with the wire instructions provided by Seller in such request). Upon approval by Administrative Agent, on behalf of Buyers, of a particular Future Funding Advance pursuant to this Article 3(l), Administrative Agent, on behalf of Buyers, and Seller shall modify the existing Confirmation for the applicable Transaction to set forth the new Advance Rate, outstanding Purchase Price and Buyer’s LTV for such Purchased Asset and any other modifications to the terms set forth on the existing Confirmation.

(iii)
Notwithstanding anything to the contrary herein, Buyers shall not be obligated to make any Future Funding Advance unless Seller has previously or simultaneously with Buyers’ funding of a Future Funding Advance funded or caused to be funded to the related Mortgagor (or to an escrow agent or as otherwise directed by the related Mortgagor) in respect of such Purchased Asset.

(m)
Amortization Period.

(i)
Provided all of the Amortization Period Conditions are satisfied, Seller shall have the option to extend the Repurchase Date for all outstanding Transactions as of the Availability Period Expiration Date for a period equal to the lesser of (x) the date that all Repurchase Obligations have been paid in full and no Purchased Assets remain subject to Transactions and

(y) two (2) years (such period, the “Amortization Period”) from the date of the Availability Period Expiration Date (such date, the “Amortization Period Expiration Date”). For purposes of this Article 3(m)(i), the “Amortization Period Conditions” shall be deemed to have been satisfied if:

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(A)
Seller shall have given Administrative Agent written notice, not less than sixty (60) days and no more than one hundred twenty (120) days, prior to then-current Availability Period Expiration Date, of Seller’s desire to enter the Amortization Period;

(B)
no Margin Deficit that has resulted in a Margin Deficit Notice, or Event of Default under this Agreement shall have occurred and be continuing as of the Availability Period Expiration Date;

(C)
the representations and warranties made by Seller, Pledgor and Guarantor in any of the Transaction Documents shall be true and correct in all respects as of the then-current Availability Period Expiration Date, except to the extent that such representations and warranties (a) are made as of a particular date, (b) are no longer true as a result of a change in fact with respect to a Purchased Asset that was consented to in writing by Administrative Agent, on behalf of Buyers, hereunder or (c) are disclosed in a Requested Exceptions Report;

(D)
Administrative Agent, on behalf of Buyers, and Seller shall have executed amended Confirmations for the Amortization Period Assets; and

(E)
Seller shall have paid to Administrative Agent, on behalf of Buyers, the Amortization Period Fee then due and payable to Buyers.

(ii)
During the Amortization Period, Seller shall pay Administrative Agent, on behalf of Buyers, the Amortization Period Fee in accordance with the terms and conditions of the Fee Letter.

(iii)
During the Amortization Period, Administrative Agent, on behalf of Buyers, shall not purchase any new Eligible Assets. If Administrative Agent, on behalf of Buyers, and Seller have entered into the Amortization Period in accordance with the terms and conditions of this Article 3(m), then (A) on the Amortization Period Expiration Date, Seller shall be obligated to repurchase all of the Purchased Assets subject to Transactions and transfer payment of the Repurchase Price for each such Purchased Asset, together with the accrued and unpaid Price Differential and any other amounts due and payable to Buyers hereunder, against the transfer by Administrative Agent, on behalf of Buyers, to Seller of each such Purchased Asset, and (B) following the Amortization Period Expiration Date, Administrative Agent, on behalf of Buyers, shall not be obligated to transfer any Purchased Assets to Seller until payment in full to Buyers of all amounts due hereunder.

ARTICLE 4.

MARGIN MAINTENANCE

(a)
Administrative Agent, on behalf of Buyers, may, at its option in its sole discretion, determine if a Margin Deficit Event has occurred, at any time and from time to time. If a Margin Deficit Event then exists that results in a Margin Deficit that equals or exceeds $500,000, then Administrative Agent, on behalf of Buyers, may by notice to Seller in the form of Exhibit VII (a “Margin Deficit Notice”) require Seller to make a cash payment in reduction of the outstanding Purchase Price for such Purchased Asset, such that, after giving effect to such payment, no Margin Deficit shall exist with respect to the related Purchased Asset. Seller shall perform the obligations under this Article 4(a) by the close of the second (2nd) Business Day following receipt of the Margin Deficit Notice.

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(b)
The failure of Administrative Agent, on behalf of Buyers, or Buyers, on any one or more occasions, to exercise its rights hereunder, shall not change or alter the terms and conditions to which this Agreement is subject or limit the rights of Administrative Agent, on behalf of Buyers, or Buyers, to do so at a later date. Seller and Administrative Agent, on behalf of Buyers, each agree that a failure or delay by Administrative Agent, on behalf of Buyers, to exercise its rights hereunder shall not limit or waive Administrative Agent or Buyers’ rights under this Agreement or otherwise existing by law or in any way create additional rights for Seller.

ARTICLE 5.

INCOME PAYMENTS AND PRINCIPAL PAYMENTS

(a)
The Depository Account shall be established at the Depository and shall be subject to the Depository Agreement which shall be executed and delivered concurrently with the execution and delivery of this Agreement. Pursuant to the Depository Agreement, Administrative Agent, on behalf of Buyers, shall have sole dominion and control over the Depository Account. The Depository Account shall, at all times, be subject to the Depository Agreement. Seller shall cause all Income in respect of the Purchased Assets, as well as any interest received from the reinvestment of such Income, to be deposited into the Depository Account. In furtherance of the foregoing, Seller shall cause Primary Servicer to remit to the Depository Account all Income received in respect of the Purchased Assets within two (2) Business Days of receipt. All Income in respect of the Purchased Assets shall be deposited directly into, or, if applicable, remitted directly from the applicable underlying collection account to, the Depository Account.

(b)
So long as no Event of Default shall have occurred and be continuing, all Income (other than Principal Payments) on deposit in the Depository Account in respect of the Purchased Assets during each Collection Period shall be applied on the related Remittance Date as follows:

(i)
first, (a) to the Custodian for the payment of the fees payable to Custodian pursuant to the Custodial Agreement, then (b) to the Depository pursuant to the Depository Agreement and then (c) to the Servicer for payment of the fees payable to Servicer pursuant to the Servicing Agreement (to the extent not withheld from Income deposited into the Depository Account);

(ii)
second, to Administrative Agent, on behalf of Buyers, an amount equal to the Price Differential that has accrued and is outstanding as of such Remittance Date;

(iii)
third, to Administrative Agent, on behalf of Buyers, an amount equal to any other amounts then due and payable to Buyers or their respective Affiliates under any Transaction Document (including any outstanding Margin Deficits); and

(iv)
fourth, to Seller, the remainder, if any.

If, on any Remittance Date, the amounts deposited in the Depository Account shall be insufficient to make the payments required under (i) through (iii) above of this Article 5(b), and Seller does not otherwise make such payments on such Remittance Date, the same shall constitute an Event of Default hereunder.

(c)
So long as no Event of Default shall have occurred and be continuing, all Principal Payments on deposit in the Depository Account in respect of the Purchased Assets applied by the Depository no later than the second (2nd) Business Day following the Business Day on which such funds are deposited in the Depository Account as follows:

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(i)
first, if a Principal Payment in respect of any Purchased Asset has been made during the related Collection Period, to Administrative Agent, on behalf of Buyers, an amount equal to (A) during the Availability Period, the product of the amount of such Principal Payment, multiplied by the applicable Advance Rate and (B) during the Amortization Period, an amount equal to one hundred percent (100%) of such Principal Payment until the outstanding aggregate Purchase Price of all Purchased Assets has been reduced to zero (0);

(ii)
second; to Administrative Agent, on behalf of Buyers, an amount equal to any other amounts then due and payable to Buyers or their respective Affiliates under any Transaction Document (including any outstanding Margin Deficits); and

(iii)
third; to Seller, the remainder, if any.

(d)
If an Event of Default shall have occurred and be continuing, all Income (including, without limitation, any Principal Payments or any other amounts received, without regard to their source) on deposit in the Depository Account in respect of the Purchased Assets shall be applied as determined in Administrative Agent’s sole discretion pursuant to Article 13(b)(iii).

(e)
If the amounts remitted to Administrative Agent, on behalf of Buyers, as provided in Articles 5(b) and 5(c) are insufficient to pay all amounts due and payable from Seller to Buyers under this Agreement or any Transaction Document, whether due to the occurrence of an Event of Default or otherwise, Seller shall remain liable to Administrative Agent, on behalf of Buyers, for payment of all such amounts when due.

ARTICLE 6.

SECURITY INTEREST

(a)
Administrative Agent, Buyers and Seller intend that the Transactions hereunder be sales to Administrative Agent, on behalf of Buyers, of the Purchased Assets (other than for U.S. federal, state and local income or franchise tax purposes) and not loans from Buyers to Seller secured by the Purchased Assets. However, in order to preserve Administrative Agent’s and Buyers’ rights under this Agreement in the event that a court or other forum recharacterizes the Transactions hereunder as loans and as security for the performance by Seller of all of Seller’s obligations to Administrative Agent and Buyers under the Transaction Documents and the Transactions entered into hereunder, or in the event that a transfer of a Purchased Asset is otherwise ineffective to effect an outright transfer of such Purchased Asset to Administrative Agent, on behalf of Buyers, Seller hereby assigns, pledges and grants a security interest in all of its right, title and interest in, to and under the Purchased Items (as defined below) to Administrative Agent, on behalf of Buyers, to secure the payment of the Repurchase Price on all Transactions to which it is a party and all other amounts owing by it to Administrative Agent, on behalf of Buyers, hereunder, including, without limitation, amounts owing pursuant to Article 27, and under the other Transaction Documents, and to secure the obligation of Seller or its designee to service the Purchased Assets in conformity with Article 29 and any other obligation of Seller to Administrative Agent and Buyers (collectively, the “Repurchase Obligations”). Seller hereby acknowledges and agrees that each Purchased Asset serves as collateral for the Administrative Agent, on behalf of Buyers, under this Agreement and that Administrative Agent, on behalf of Buyers, has the right, upon the occurrence and continuance of an Event of Default, to realize on any or all of the Purchased Assets in order to satisfy the Seller’s obligations hereunder. Seller agrees to update in internal registers, books and records (including, without limitation, to mark its computer records and tapes) to reflect and evidence the interests granted to Administrative Agent, on behalf of Buyers, hereunder. All of Seller’s right, title and interest in, to and under each of the following items of property, whether now owned or hereafter acquired, now existing or hereafter created and wherever located, is hereinafter referred to as the “Purchased Items”:

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(i)
the Purchased Assets and all “securities accounts” (as defined in Article 8-501(a) of the UCC) to which any or all of the Purchased Assets are credited;

(ii)
any cash or cash equivalents delivered to Administrative Agent, on behalf of Buyers, in accordance with Articles 4(a).

(iii)
the Purchased Asset Documents, Servicing Agreements, Servicing Records, Servicing Rights, all servicing fees relating to the Purchased Assets, insurance policies relating to the Purchased Assets, and collection and escrow accounts and letters of credit relating to the Purchased Assets;

(iv)
all “general intangibles”, “accounts”, “chattel paper”, “investment property”, “instruments”, “securities accounts” and “deposit accounts”, each as defined in the UCC, relating to or constituting any and all of the foregoing;

(v)
any other items, amounts, rights or properties transferred or pledged by Seller to Administrative Agent, on behalf of Buyers, under any of the Transaction Documents; and

(vi)
all replacements, substitutions or distributions on or proceeds, payments, Income and profits of, and records (but excluding any financial models or other proprietary information) and files relating to any and all of any of the foregoing.

(b)
Intentionally Omitted.

(c)
The security interest of Administrative Agent, on behalf of Buyers, in the Purchased Items shall terminate only upon termination of Seller’s obligations under this Agreement and the documents delivered in connection herewith and therewith and the other Transaction Documents including, for the avoidance of doubt, Seller repurchasing each Purchased Asset. For the avoidance of doubt, Administrative Agent’s, on behalf of Buyers, security interest in the Purchased Items shall not terminate upon Administrative Agent’s determination of the Market Value of any Purchased Asset to be zero. Upon such termination, Administrative Agent shall deliver to Seller such UCC termination statements and other release documents as may be commercially reasonable and shall promptly return the Purchased Assets to Seller and reconvey the Purchased Items to Seller and release its security interest in the Purchased Items. For purposes of the grant of the security interest pursuant to this Article 6, this Agreement shall be deemed to constitute a security agreement under the New York Uniform Commercial Code (the “UCC”). Administrative Agent, on behalf of Buyers, shall have all of the rights and may exercise all of the remedies of a secured creditor under the UCC. In furtherance of the foregoing, (a) Administrative Agent, on behalf of Buyers, at Seller’s sole cost and expense, as applicable, shall cause to be filed in such locations as may be necessary to perfect and maintain perfection and priority of the security interest granted hereby, UCC financing statements and continuation statements (collectively, the “Filings”), and shall forward copies of such Filings to Seller upon completion thereof, and (b) Seller shall from time to time take such further actions as may be requested by Administrative Agent to maintain and continue the perfection and priority of the security interest granted hereby (including marking its records and files to evidence the interests granted to Administrative Agent, on behalf of Buyers, hereunder). Seller hereby authorizes Administrative Agent, on behalf of Buyers, to file a UCC financing statement naming Seller as debtor and Administrative Agent, on behalf of Buyers, as secured party and describing the collateral covered thereby as “all assets now owned or hereafter acquired.”

(d)
Seller hereby pledges to Administrative Agent, on behalf of Buyers, as security for the performance by Seller of the Repurchase Obligations and hereby grants to Administrative Agent, on behalf of Buyers, a first priority security interest in all of Seller’s right, title and interest in and to the

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Deposit Account and all amounts and property from time to time on deposit therein and all replacements, substitutions or distributions on or proceeds, payments and profits of, and records and files relating to, the Deposit Account.

ARTICLE 7.

PAYMENT, TRANSFER AND CUSTODY

(a)
On the Purchase Date for each Transaction, (i) ownership of the Purchased Asset shall be transferred to Administrative Agent, on behalf of Buyers, or its designee (including any Custodian) against the simultaneous transfer of the Purchase Price in immediately available funds to an account of Seller or an Acceptable Attorney pursuant to an escrow letter or other undertaking approved by Administrative Agent, in its sole discretion specified in the Confirmation relating to such Transaction and

(ii) Seller hereby sells, transfers, conveys and assigns to Administrative Agent, on behalf of Buyers, on a servicing-released basis all of Seller’s right, title and interest in and to such Purchased Asset, together with all related Servicing Rights. Subject to this Agreement, Seller may sell to Administrative Agent, on behalf of Buyers, repurchase from Administrative Agent, on behalf of Buyers, and re-sell Eligible Assets to Administrative Agent, on behalf of Buyers, but may not substitute other Eligible Assets for Purchased Assets.

(b)
Seller shall:

(i)
with respect to each Purchased Asset that is not a Table Funded Purchased Asset,

(A) not later than 1:00 p.m. (New York time) on the Business Day prior to the related Purchase Date, deliver and release to Custodian (with a copy to Administrative Agent), the Purchased Asset Documents together with any other documentation in respect of such Purchased Asset requested by Administrative Agent, on behalf of Buyers, in Administrative Agent’s sole discretion, and (B) on the Purchase Date, cause Custodian to deliver a Trust Receipt confirming receipt of such Purchased Asset Documents; and

(ii)
with respect to each Table Funded Purchased Asset, (A) not later than 1:00 p.m. (New York time) on the Purchase Date, deliver or cause Bailee to deliver to Administrative Agent, by electronic transmission, a true and complete copy of the related Mortgage Note with assignment in blank, loan agreement, Mortgage, Title Policy and executed Bailee Agreement, (B) not later than 1:00 p.m. (New York time) on the third (3rd) Business Day following the Purchase Date, deliver or Bailee to deliver and release to Custodian (with a copy to Administrative Agent), the Purchased Asset Documents and any other documentation in respect of such Purchased Asset requested by Administrative Agent, on behalf of Buyers, in its sole discretion, and (C) not later than two (2) Business Days following receipt of such Purchased Asset Documents by Custodian, cause Custodian to deliver a Trust Receipt confirming such receipt;

provided that if Seller cannot deliver, or cause to be delivered, any of the original Purchased Asset Documents required to be delivered as originals (excluding the Mortgage Note, and the Assignment of Mortgage, originals of which must be delivered at the time required under the provisions above), Seller shall deliver a photocopy thereof and an officer’s certificate of Seller certifying that such copy represents a true and correct copy of the original and shall use commercially reasonable efforts to obtain and deliver such original document within one hundred eighty (180) days after the related Purchase Date (or such longer period after the related Purchase Date to which Administrative Agent, on behalf of Buyers, may consent in its sole discretion, so long as Seller is, as certified in writing to Administrative Agent not less frequently than monthly, using its best efforts to obtain the original). After the expiration of such commercially reasonable efforts period, Seller shall deliver to Administrative Agent a certification that states, despite

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Seller’s commercially reasonable efforts, Seller was unable to obtain such original document, and thereafter Seller shall have no further obligation to deliver the related original document.

(c)
From time to time, Seller shall forward to Administrative Agent and to the Custodian additional copies of, originals of, documents evidencing any assumption, modification, consolidation or extension of a Purchased Asset approved in accordance with the terms of this Agreement, and upon receipt of any such other documents, the Custodian shall hold such other documents in accordance with the Custodial Agreement. With respect to all of the Purchased Assets delivered by Seller to Administrative Agent, on behalf of Buyers, its designee (including the Custodian), or the Acceptable Attorney, as the case may be, Seller shall have executed and delivered to Administrative Agent, on behalf of Buyers, the omnibus power of attorney substantially in the form of Exhibit IV attached hereto irrevocably appointing Administrative Agent, on behalf of Buyers, its attorney in fact with full power, if an Event of Default has occurred and is continuing, to (i) complete the endorsements of the Purchased Assets, including without limitation the Mortgage Notes, Assignments of Mortgages, and any transfer documents related thereto, (ii) record the Assignments of Mortgages, (iii) prepare and file and record each assignment of mortgage, (iv) take any action (including exercising voting and/or consent rights) with respect to intercreditor agreements or participation agreements, (v) complete the preparation and filing, in form and substance satisfactory to Administrative Agent, on behalf of Buyers, of such financing statements, continuation statements, and other UCC forms, as Administrative Agent may from time to time, reasonably consider necessary to create, perfect, and preserve Administrative Agent’s, on behalf of Buyers, security interest in the Purchased Assets, (vi) enforce Seller’s rights under the Purchased Assets purchased by Administrative Agent, on behalf of Buyers, pursuant to this Agreement and to, and

(vii) take such other steps as may be necessary or desirable to enforce Administrative Agent’s, on behalf of Buyers, rights against, under or with respect to such Purchased Assets and the related Purchased Asset Files and the Servicing Records. Administrative Agent, on behalf of Buyers, shall deposit the Purchased Asset Files representing the Purchased Assets, or direct that the Purchased Asset Files be deposited directly, with the Custodian, and the Purchased Asset Files shall be maintained in accordance with the Custodial Agreement. If a Purchased Asset File is not delivered to Administrative Agent, on behalf of Buyers, or its designee (including the Custodian), such Purchased Asset File shall be held in trust by Seller or its designee for the benefit of Administrative Agent, on behalf of Buyers, as the owner thereof. Seller or its designee shall maintain a copy of the Purchased Asset File and the originals of the Purchased Asset File not delivered to Administrative Agent, on behalf of Buyers, or its designee. The possession of the Purchased Asset File by Seller or its designee is at the will of Administrative Agent, on behalf of Buyers, for the sole purpose of servicing the related Purchased Asset, and such retention and possession by Seller or its designee is in a custodial capacity only. The books and records (including, without limitation, any computer records or tapes) of Seller or its designee shall be marked appropriately to reflect clearly the sale of the related Purchased Asset to Administrative Agent, on behalf of Buyers. Seller or its designee (including the Custodian) shall release its custody of the Purchased Asset File only in accordance with written instructions from Administrative Agent, on behalf of Buyers, unless such release is required as incidental to the servicing of the Purchased Assets, is in connection with a repurchase of any Purchased Asset by Seller or as otherwise required by law or set forth in the Custodial Agreement.

(d)
Administrative Agent, on behalf of Buyers, hereby grants to Seller a revocable option to exercise all voting and corporate rights with respect to the Purchased Assets (each, a “Revocable Option”) and to vote, take corporate actions and exercise any rights in connection with the Purchased Assets, so long as no Event of Default has occurred and is continuing. Such Revocable Option is not evidence of any ownership or other interest or right of Seller in any Purchased Asset. Upon the occurrence and during the continuation of a monetary Potential Event of Default or an Event of Default, and in each case subject to the provisions of the Purchased Asset Documents, the Revocable Option discussed above shall automatically terminate and thereafter Administrative Agent, on behalf of Buyers, shall be entitled to exercise all voting and corporate rights with respect to the Purchased Assets without

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regard to Seller’s instructions (including, but not limited to, if an Act of Insolvency shall occur with respect to Seller, to the extent Seller controls or is entitled to control selection of any servicer, Administrative Agent, on behalf of Buyers, may transfer any or all of such servicing to an entity satisfactory to Administrative Agent).

ARTICLE 8.

SALE, TRANSFER, HYPOTHECATION OR PLEDGE OF PURCHASED ASSETS

(a)
Title to all Purchased Items shall pass to Administrative Agent, on behalf of Buyers, on the applicable Purchase Date, and Administrative Agent, on behalf of Buyers, shall have free and unrestricted use of all Purchased Items, subject, however, to the terms of this Agreement. Subject to the provisions of Article 19, nothing in this Agreement or any other Transaction Document shall preclude Administrative Agent, on behalf of Buyers, from engaging in repurchase transactions with the Purchased Assets or otherwise selling, transferring, pledging, repledging, hypothecating, or rehypothecating the Purchased Items, and provided that no such transaction shall relieve Administrative Agent, on behalf of Buyers, of its obligations to transfer the Purchased Items to Seller pursuant to Article 3 of this Agreement or of Administrative Agent’s, on behalf of Buyers, obligation to credit or pay Income to, or apply Income to the obligations of, Seller pursuant to Article 5 hereof, or of Administrative Agent’s, on behalf of Buyers, obligations pursuant to Article 19 hereof.

(b)
Nothing contained in this Agreement or any other Transaction Document shall obligate Administrative Agent, on behalf of Buyers, to segregate any Purchased Assets delivered to Administrative Agent, on behalf of Buyers, by Seller. Notwithstanding anything to the contrary in this Agreement or any other Transaction Document, no Purchased Asset shall remain in the custody of Seller or an Affiliate of Seller.

ARTICLE 9.

REPRESENTATIONS AND WARRANTIES

(a)
Each of Administrative Agent, Buyers and Seller represents and warrants to the other that

(i) it is duly authorized to execute and deliver this Agreement, to enter into Transactions contemplated hereunder and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and performance, (ii) it will engage in such Transactions as principal (or, if agreed in writing, in the form of an annex hereto or otherwise, in advance of any Transaction by the other party hereto, as agent for a disclosed principal), (iii) the person signing this Agreement on its behalf is duly authorized to do so on its behalf (or on behalf of any such disclosed principal), (iv) it has obtained all authorizations of any Governmental Authority required in connection with this Agreement and the Transactions hereunder and such authorizations are in full force and effect and (v) the execution, delivery and performance of this Agreement and the Transactions hereunder will not violate any Requirement of Law applicable to it or its organizational documents or any agreement by which it is bound or by which any of its assets are affected. On the Purchase Date for any Transaction for the purchase of any Purchased Assets by Administrative Agent, on behalf of Buyers, from Seller and any Transaction hereunder and at all times while this Agreement and any Transaction thereunder is in effect, Administrative Agent, Buyers and Seller shall each be deemed to repeat all the foregoing representations made by it.

(b)
In addition to the representations and warranties in Article 9(a) above, Seller represents and warrants to Administrative Agent and Buyers as of the date of this Agreement and will be deemed to represent and warrant to Administrative Agent and Buyers as of the Purchase Date for the purchase of any Purchased Assets by Administrative Agent, on behalf of Buyers, from Seller and any Transaction

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thereunder that at all times while this Agreement and any Transaction thereunder is in effect, unless otherwise stated herein:

(i)
Organization. Seller is duly organized, validly existing and in good standing under the laws and regulations of the jurisdiction of Seller’s incorporation or organization, as the case may be, and is duly licensed, qualified, and in good standing in every state where such licensing or qualification is necessary for the transaction of Seller’s business, except where failure to so qualify could not be reasonably likely to have a Material Adverse Effect. Seller has the power to own and hold the assets it purports to own and hold, and to carry on its business as now being conducted and proposed to be conducted, and has the power to execute, deliver, and perform its obligations under this Agreement and the other Transaction Documents.

(ii)
Due Execution; Enforceability. The Transaction Documents have been or will be duly executed and delivered by Seller, for good and valuable consideration. The Transaction Documents constitute the legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms subject to bankruptcy, insolvency, and other limitations on creditors’ rights generally and to equitable principles.

(iii)
Ability to Perform. Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in the Transaction Documents applicable to it to which it is a party.

(iv)
Non-Contravention; Consents. Neither the execution and delivery of the Transaction Documents, nor consummation by Seller of the transactions contemplated by the Transaction Documents (or any of them), nor compliance by Seller with the terms, conditions and provisions of the Transaction Documents (or any of them) will (A) conflict with or result in a breach of any of the terms, conditions or provisions of the organizational documents of Seller, (B) violate or conflict with any contractual provisions of, or cause a default or event of default under, any indenture, loan agreement, mortgage, contract or other material agreement to which Seller is a party or by which Seller may be bound to which Seller is now a party, (C) result in the creation or imposition of any Lien or any other encumbrance of any of the assets of Seller, other than pursuant to the Transaction Documents, (D) conflict with any judgment or order, writ, injunction, decree or demand of any court applicable to Seller, or (E) conflict any applicable Requirement of Law to the extent that such conflict or breach referred to in clause (E) would have a Material Adverse Effect upon Seller’s ability to perform its obligations hereunder.

(v)
Litigation; Requirements of Law. There is no action, suit, proceeding, investigation, or arbitration pending or, to the Knowledge of Seller, threatened against Seller or any of its assets, nor is there any action, suit, proceeding, investigation, or arbitration pending or threatened against Seller that (A) may, individually or in the aggregate, result in any Material Adverse Effect, (B) may have an adverse effect on the validity of the Transaction Documents or any action taken or to be taken in connection with the obligations of Seller under any of the Transaction Documents or (C) requires filing with the SEC in accordance with the 1934 Act or any rules thereunder. Seller is in compliance in all material respects with all Requirements of Law. Seller is not in default in any material respect with respect to any judgment, order, writ, injunction, decree, rule or regulation of any arbitrator or Governmental Authority.

(vi)
No Broker. Seller has not dealt with any broker, investment banker, agent, or other Person (other than Goldman Sachs Bank USA or its Affiliate) who may be entitled to any commission or compensation in connection with the sale of Purchased Assets pursuant to any of the Transaction Documents.

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(vii)
Good Title to Purchased Assets. Immediately prior to the purchase of any Purchased Assets by Administrative Agent, on behalf of Buyers, from Seller, such Purchased Assets are free and clear of any lien, encumbrance or impediment to transfer (including any “adverse claim” as defined in Article 8 102(a)(1) of the UCC), and Seller is the record and beneficial owner of and has good and marketable title to and the right to sell and transfer such Purchased Assets to Administrative Agent, on behalf of Buyers, and, upon transfer of such Purchased Assets to Administrative Agent, on behalf of Buyers, Administrative Agent, on behalf of Buyers, shall be the equitable owner of such Purchased Assets free of any adverse claim. In the event the related Transaction is recharacterized as a secured financing of the Purchased Assets, the provisions of this Agreement are effective to create in favor of Administrative Agent, on behalf of Buyers, a valid security interest in all rights, title and interest of Seller in, to and under the Purchased Assets and Administrative Agent, on behalf of Buyers, shall have a valid, perfected first priority security interest in the Purchased Assets (and without limitation on the foregoing, Administrative Agent, on behalf of Buyers, as entitlement holder, shall have a “security entitlement” to the Purchased Assets).

(viii)
No Material Adverse Effect; No Potential Events of Default. To Seller’s Knowledge, there are no post-Transaction facts or circumstances that have a Material Adverse Effect on any Purchased Asset that Seller has not notified Administrative Agent in writing. No Potential Event of Default or Event of Default exists under or with respect to the Transaction Documents.

(ix)
Authorized Representatives. The duly authorized representatives of Seller are listed on, and true signatures of such authorized representatives are set forth on, Exhibit II attached to this Agreement.

(x)
Representations and Warranties Regarding Purchased Assets; Delivery of Purchased Asset File.

(A)
As of the date hereof, Seller has not assigned, pledged, or otherwise conveyed or encumbered any Purchased Asset to any other Person, and immediately prior to the sale of such Purchased Asset to Administrative Agent, on behalf of Buyers, Seller was the sole owner of such Purchased Asset and had good and marketable title thereto, free and clear of all Liens, and any impediment to transfer (including any “adverse claim” as defined in Section 8-102(a)(1) of the UCC), in each case except for Liens to be released simultaneously with the sale to Administrative Agent, on behalf of Buyers, hereunder.

(B)
The provisions of this Agreement and the related Confirmation are effective to either (1) constitute a sale of Purchased Items to Administrative Agent, on behalf of Buyers, or (2) in the event the related Transaction is recharacterized as a secured financing of the Purchased Assets, to create in favor of Administrative Agent, on behalf of Buyers, a legal, valid and enforceable security interest in all right, title and interest of Seller in, to and under the Purchased Items, and in such event, Administrative Agent, on behalf of Buyers, shall have a valid, perfected first priority security interest in the Purchased Items (and without limitation on the foregoing, Administrative Agent, on behalf of Buyers, as entitlement holder, shall have a “security entitlement” to the Purchased Items).

(C)
Upon receipt by the Custodian of each Mortgage Note endorsed in blank by a duly authorized officer of Seller, either a purchase shall have been completed by

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Administrative Agent, on behalf of Buyers, of such Mortgage Note, or Administrative Agent, on behalf of Buyers, shall have a valid and fully perfected first priority security interest in all right, title and interest of Seller in the Purchased Items described therein.

(D)
Each of the representations and warranties made in respect of the Purchased Assets pursuant to Exhibit V are true, complete and correct, except to the extent disclosed in a Requested Exceptions Report.

(E)
Upon the filing of financing statements on Form UCC-1 naming Administrative Agent, on behalf of Buyers, as “Secured Party”, Seller as “Debtor” and describing the Purchased Items, in the jurisdiction and recording office listed on Exhibit

X attached hereto, the security interests granted hereunder in that portion of the Purchased Items which can be perfected by filing under the UCC will constitute fully perfected security interests under the UCC in all right, title and interest of Seller in, to and under such Purchased Items.

(F)
Upon execution and delivery of the Depository Agreement, Administrative Agent, on behalf of Buyers, shall either be the owner of, or have a valid and fully perfected first priority security interest in, the Depository Account and all amounts at any time on deposit therein.

(G)
Upon execution and delivery of the Depository Agreement, Administrative Agent, on behalf of Buyers, shall either be the owner of, or have a valid and fully perfected first priority security interest in, the “investment property” and all “deposit accounts” (each as defined in the Uniform Commercial Code) comprising Purchased Items or any after-acquired property related to such Purchased Items.

(H)
With respect to each Purchased Asset purchased by Seller or an Affiliate of Seller from a Transferor, (a) such Purchased Asset was acquired and transferred pursuant to a Purchase Agreement, (b) such Transferor received reasonably equivalent value in consideration for the transfer of such Purchased Asset, (c) no such transfer was made for or on account of an antecedent debt owed by such Transferor to Seller or an Affiliate of Seller, (d) no such transfer is or may be voidable or subject to avoidance under the Bankruptcy Code, and (e) if Seller acquired the Purchased Asset from a Transferor, unless such Transferor is a wholly owned Subsidiary of Guarantor, Seller has delivered to Administrative Agent, on behalf of Buyers, an opinion of counsel regarding the true sale of the purchase of such Asset by Seller and, if such Asset was acquired by Seller’s Affiliate from a Transferor, the true sale of the purchase of the Asset by the Affiliate of Seller from such Transferor, which opinions shall be in form and substance reasonably satisfactory to Administrative Agent and (f) the representations and warranties made by such Transferor to Seller or such Affiliate in such Purchase Agreement are hereby incorporated herein mutatis mutandis and are hereby remade by Seller to Administrative Agent and Buyers on each date as of which they speak in such Purchase Agreement. Seller or such Affiliate of Seller has been granted a security interest in each such Purchased Asset, filed one or more UCC financing statements against the Transferor to perfect such security interest, and assigned such financing statements in blank and delivered such assignments to Administrative Agent, on behalf of Buyers, or Custodian.

(I)
Seller has complied with all material requirements of the Custodial Agreement with respect to each Purchased Asset, including delivery to Custodian of all required Purchased Asset Documents. Except to the extent disclosed in a Requested

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Exceptions Report, Seller or its designee is in possession of a complete, true and accurate Purchased Asset File with respect to each Purchased Asset, except for such documents the originals of which have been delivered to the Custodian.

(J)
The Purchased Assets constitute the following, as applicable, as defined in the UCC: a general intangible, instrument, investment property, security, deposit account, financial asset, uncertificated security, securities account, or security entitlement. Seller has not authorized the filing of and is not aware of any UCC financing statements filed against Seller as debtor that include the Purchased Assets, other than any financing statement that has been terminated or filed pursuant to this Agreement.

(xi)
Adequate Capitalization; No Fraudulent Transfer. Seller has, as of each Purchase Date, adequate capital for the normal obligations foreseeable in a business of its size and character and in light of its contemplated business operations. Neither the Transaction Documents nor any Transaction thereunder are entered into in contemplation of insolvency or with intent to hinder, delay or defraud any of Seller’s creditors. The transfer of the Purchased Assets subject hereto and the obligation to repurchase such Purchased Assets is not undertaken with the intent to hinder, delay or defraud any of Seller’s creditors. As of the Purchase Date, Seller is not insolvent within the meaning of Section 101(32) of the Bankruptcy Code or any successor provision thereof, is generally able to pay, and as of the date hereof is paying, its debts as they become due, and the transfer and sale of the Purchased Assets pursuant hereto and the obligation to repurchase such Purchased Asset (A) will not cause the liabilities of Seller to exceed the assets of Seller, (B) will not result in Seller having unreasonably small capital, and (C) will not result in debts that would be beyond Seller’s ability to pay as the same mature. Seller received reasonably equivalent value in exchange for the transfer and sale of the Purchased Assets and the Purchased Items subject hereto. No petition in bankruptcy has been filed against Seller in the last ten (10) years, and Seller has not in the last ten (10) years made an assignment on behalf of creditors or taken advantage of any debtors relief laws. Seller has only entered into agreements on terms that would be considered arm’s length and otherwise on terms consistent with other similar agreements with other similarly situated entities.

(xii)
Governmental Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration by Seller with, or exemption by, any Governmental Authority is required to authorize, or is required in connection with, (A) the execution, delivery and performance of any Transaction Document to which Seller is or will be a party, (B) the legality, validity, binding effect or enforceability of any such Transaction Document against Seller or (C) the consummation of the transactions contemplated by this Agreement (other than consents, approvals and filings that have been obtained or made as applicable, and the filing of certain financing statements in respect of certain security interests).

(xiii)
Organizational Documents. Seller has delivered to Administrative Agent, on behalf of Buyers, certified copies of its organization documents, together with all amendments thereto, if any.

(xiv)
No Encumbrances. There are (i) no outstanding rights, options, warrants or agreements on the part of Seller for a purchase, sale or issuance, in connection with the Purchased Assets, (ii) no agreements on the part of Seller to issue, sell or distribute the Purchased Assets, and (iii) no obligations on the part of Seller (contingent or otherwise) to purchase, redeem or otherwise acquire any securities or interest therein, except as contemplated by the Transaction Documents.

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(xv)
Federal Regulations. Seller is not required to register as an “investment company,” or a company “controlled by an investment company,” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(xvi)
Taxes. Seller has timely filed all required federal income tax returns and all other material Tax returns, domestic and foreign, required to be filed by it and has paid all Taxes (whether or not shown on a return), which have become due, except for Taxes that are being contested in good faith by appropriate proceedings diligently conducted and for which appropriate reserves have been established in accordance with GAAP. Seller has satisfied all of its withholding Tax obligations. No Tax Liens are currently filed against any assets of Seller and no claims are currently being asserted in writing against Seller with respect to Taxes (except for liens and with respect to Taxes not yet due and payable or liens or claims with respect to Taxes that are being contested in good faith and for which adequate reserves have been established in accordance with GAAP).

(xvii)
Judgments/Bankruptcy. Except as disclosed in writing to Administrative Agent, there are no judgments against Seller unsatisfied of record or docketed in any court located in the United States of America and no Act of Insolvency has ever occurred with respect to Seller.

(xviii)
Use of Proceeds; Margin Regulations. All proceeds of each Transaction shall be used by Seller for purposes permitted under Seller’s governing documents, provided that no part of the proceeds of any Transaction will be used by Seller to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock. Neither the entering into of any Transaction nor the use of any proceeds thereof will violate, or be inconsistent with, any provision of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

(xix)
Full and Accurate Disclosure. No information contained in the Transaction Documents, or any written statement furnished by or on behalf of Seller pursuant to the terms of the Transaction Documents, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under or context in which they were made.

(xx)
Financial Information. All financial data concerning Seller and, to Seller’s Knowledge, the Purchased Assets that has been delivered by or on behalf of Seller to Administrative Agent, on behalf of Buyers, is true, complete and correct in all material respects. All financial data concerning Seller has been prepared fairly in accordance with GAAP. Since the delivery of such data, except as otherwise disclosed in writing to Administrative Agent, on behalf of Buyers, there has been no change in the financial position of Seller or, to Seller’s Knowledge, the Purchased Assets, or in the results of operations of Seller, which change is reasonably likely to have a Material Adverse Effect on Seller.

(xxi)
Intentionally Omitted.

(xxii)
Servicing Agreements. Seller has delivered to Administrative Agent, on behalf of Buyers, copies of all Servicing Agreements pertaining to the Purchased Assets and to the Knowledge of Seller, as of the date of this Agreement and as of the Purchase Date for the purchase of any Purchased Assets subject to a Servicing Agreement, each such Servicing Agreement is in full force and effect in accordance with its terms and no default or event of default exists thereunder.

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(xxiii)
No Reliance. Seller has made its own independent decisions to enter into the Transaction Documents and each Transaction and as to whether such Transaction is appropriate and proper for it based upon its own judgment and upon advice from such advisors (including without limitation, legal counsel and accountants) as it has deemed necessary. Seller is not relying upon any advice from Administrative Agent, on behalf of Buyers, as to any aspect of the Transactions, including without limitation, the legal, accounting or tax treatment of such Transactions.

(xxiv)
Patriot Act.

(a)
Seller is in compliance with the (A) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other applicable enabling legislation or executive order relating thereto, (B) the USA Patriot Act, and (C) the United States Foreign Corrupt Practices Act of 1977, as amended, and any other applicable anti-bribery laws and regulations. No part of the proceeds of any Transaction will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

(b)
Seller agrees that, from time to time upon the prior written request of Administrative Agent, it shall (A) execute and deliver such further documents, provide such additional information and reports and perform such other acts as Administrative Agent may reasonably request in order to insure compliance with the provisions hereof (including, without limitation, compliance with the USA Patriot Act and to fully effectuate the purposes of this Agreement and (B) provide such opinions of counsel concerning matters relating to this Agreement as Administrative Agent may reasonably request; provided, however, that nothing in this Article 9(b)(xxiv) shall be construed as requiring Administrative Agent to conduct any inquiry or decreasing Seller’s responsibility for its statements, representations, warranties or covenants hereunder. In order to enable Administrative Agent, Buyers and their respective Affiliates to comply with any anti-money laundering program and related responsibilities including, but not limited to, any obligations under the USA Patriot Act and regulations thereunder, Seller on behalf of itself and its Affiliates makes the foregoing representations and covenants to Administrative Agent, Buyers, and their respective Affiliates, that neither Seller, nor, any of its Affiliates, is a Prohibited Investor and Seller is not acting on behalf of or for the benefit of any Prohibited Investor. Seller agrees to promptly notify Administrative Agent, on behalf of Buyers, or a person appointed by Administrative Agent, on behalf of Buyers, to administer their anti-money laundering program, if applicable, of any change in information affecting this representation.

(xxv)
Reserved.

(xxvi)
Insider. Seller is not an “executive officer,” “director,” or “person who directly or indirectly or acting through or in concert with one or more persons owns, controls, or has the power to vote more than 10% of any class of voting securities” (as those terms are defined in 12

U.S.C. § 375(b) or in regulations promulgated pursuant thereto) of Administrative Agent or any Buyer, of a bank holding company of which Administrative Agent or Buyers is a Subsidiary, or of any Subsidiary, of a bank holding company of which Administrative Agent or any Buyer is a

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Subsidiary, of any bank at which Administrative Agent or any Buyer maintains a correspondent account or of any lender which maintains a correspondent account with Administrative Agent or any Buyer.

(xxvii)
Office of Foreign Assets Control. Seller warrants, represents and covenants that neither Seller nor any of its Affiliates are or will be an entity or Person that is or is owned or controlled by a Person that is the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Asset Control, the United Nations Security Council, the European Union or Her Majesty’s Treasury (collectively, “Sanctions”). Seller covenants and agrees that, with respect to the Transactions under this Agreement, none of Seller or, to Seller’s Knowledge, any of its Affiliates will conduct any business, nor engage in any transaction, Assets or dealings, with any Person who is the subject of Sanctions. Seller further covenants and agrees that it will not, directly or indirectly, use the proceeds of the facility, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions.

(xxviii)
Notice Address; Jurisdiction of Organization. On the date of this Agreement, Seller’s address for notices is as specified on Annex I. Seller’s jurisdiction of organization is Delaware. The location where Seller keeps its books and records, including all computer tapes and records relating to the Purchased Items, is its notice address. Seller may change its address for notices and for the location of its books and records by giving Administrative Agent written notice of such change.

(xxix)
Anti-Money Laundering Laws. Seller either (1) is entirely exempt from or (2) has otherwise fully complied with all applicable anti-money laundering laws and regulations (collectively, the “Anti-Money Laundering Laws”), by (A) establishing an adequate anti-money laundering compliance program as required by the Anti-Money Laundering Laws, (B) conducting the requisite due diligence in connection with the origination of each Purchased Asset for purposes of the Anti-Money Laundering Laws, including with respect to the legitimacy of the related obligor (if applicable) and the origin of the assets used by such obligor to purchase the property in question, and (C) maintaining sufficient information to identify the related obligor (if applicable) for purposes of the Anti-Money Laundering Laws.

(xxx)
Ownership of Property. Seller does not own, and has not ever owned, any assets other than (A) the Purchased Assets, and (B) such incidental personal property related thereto.

(xxxi)
Ownership. Seller is and shall remain at all times a wholly owned direct or indirect Subsidiary of Guarantor.

(xxxii)
Compliance with ERISA. (a) Neither Seller nor Guarantor has any employees as of the date of this Agreement; (b) each of Seller and Guarantor either (i) qualifies as a VCOC or a REOC, (ii) complies with an exception set forth in the Plan Asset Regulations such that the assets of such Person would not be subject to Title I of ERISA and/or Section 4975 of the Code, or

(iii) is not deemed to hold “plan assets” within the meaning of the Plan Asset Regulations that are subject to ERISA; and (c) assuming that no portion of the Purchased Assets are funded by Buyers with “plan assets” within the meaning of the Plan Asset Regulations, none of the transactions contemplated by the Transaction Documents will constitute a nonexempt prohibited transaction (as such term is defined in Section 4975 of the Code or Section 406 of ERISA) that could subject the Administrative Agent or any Buyer to any tax or penalty imposed under Section 4975 of the Code or Section 502(i) of ERISA.

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(xxxiii)
Servicing Agreements. Any Servicing Agreement related to a Purchased Asset, including without limitation, the Primary Servicing Agreement, may be terminated at will by Seller without payment of any penalty or fee.

ARTICLE 10.

NEGATIVE COVENANTS OF SELLER

On and as of the date hereof and each Purchase Date and until this Agreement is no longer in force with respect to any Transaction, Seller shall not without the prior written consent of Administrative Agent, on behalf of Buyers:

(a)
take any action that would directly or indirectly impair or adversely affect Administrative Agent’s, on behalf of Buyers, title to the Purchased Assets;

(b)
transfer, assign, convey, grant, bargain, sell, set over, deliver or otherwise dispose of, or pledge or hypothecate, directly or indirectly, any interest in the Purchased Assets (or any of them) to any Person other than Administrative Agent, on behalf of Buyers, or engage in repurchase transactions or similar transactions with respect to the Purchased Assets (or any of them) with any Person other than Administrative Agent, on behalf of Buyers, unless and until such Purchased Asset is repurchased by Seller in accordance with this Agreement;

(c)
modify in any material respect any Servicing Agreement to which it is a party;

(d)
create, incur or permit to exist any Lien in or on any of its property, assets, revenue, the Purchased Assets, the other Purchased Items, whether now owned or hereafter acquired, other than the Liens granted by Seller pursuant to Article 6 of this Agreement and the Lien granted by Pledgor under the Pledge and Security Agreement or unless and until such Purchased Asset relating to such Purchased Items is repurchased by Seller in accordance with this Agreement;

(e)
take any action or permit such action to be taken which would result in a Change of Control;

(f)
consent or assent to, or permit the Primary Servicer or servicer to make, any Significant Modification relating to the Purchased Assets without the prior written consent of Administrative Agent, on behalf of Buyers, which shall be granted or denied in Administrative Agent’s sole discretion;

(g)
permit the organizational documents or organizational structure of Seller to be amended without the prior written consent of Administrative Agent, which consent shall not, prior to the occurrence and during the continuance of a Default or an Event of Default, be unreasonably withheld, conditioned or delayed, other than with respect to special purpose entity provisions, for which consent shall be at Administrative Agent’s, on behalf of Buyers, sole discretion;

(h)
acquire or maintain any right or interest in any Purchased Asset or Underlying Mortgaged Property that is senior to, junior to or pari passu with the rights and interests of Administrative Agent, on behalf of Buyers, therein under this Agreement and the other Transaction Documents unless such right or interest becomes a Purchased Asset hereunder or unless such right or interest exists as of the Purchase Date for such Purchased Asset and is approved by Administrative Agent in writing;

(i)
use any part of the proceeds of any Transaction hereunder for any purpose which violates, or would be inconsistent with, the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System;

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(j)
incur any Indebtedness except as provided in Article 12(i) or otherwise cease to be a Single-Purpose Entity;

(k)
intentionally omitted;

(l)
take any action, cause, allow, or permit any of the Seller, Pledgor or Guarantor to be required to register as an “investment company”, or a company “controlled by an investment company”, within the meaning of the Investment Company Act, or to violate any provisions of the Investment Company Act, including Section 18 thereof or any rules promulgated thereunder;

(m)
after the occurrence and during the continuance of any Potential Event of Default or Event of Default, make any distribution, payment on account of, or set apart assets for, a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of any equity or ownership interest of Seller, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of Seller; provided that, so long as no monetary Event of Default referenced in Articles 13(a)(i), (ii), (iii) or (iv) in an amount equal to or greater than $500,000 shall have occurred and be continuing, Seller may distribute the minimum amount of cash required to be distributed so that Guarantor can both (i) maintain its status as a “real estate investment trust” under Sections 856 through 860 of the Code and (ii) avoid the payment of any income or excise taxes imposed under Section 857(b)(1), 857(b)(3) or 4981 or the Code;

(n)
make any future advances under any Purchased Asset to any underlying obligor that are not provided for in the related Purchased Asset Documents;

(o)
seek its dissolution, liquidation or winding up, in whole or in part; or

(p)
permit, at any time, a breach of the Concentration Limit.

ARTICLE 11.

AFFIRMATIVE COVENANTS OF SELLER

On and as of the date hereof and each Purchase Date and until this Agreement is no longer in force with respect to any Transaction:

(a)
Seller shall promptly notify Administrative Agent of any material adverse change in the business operations and/or financial condition of Seller, Pledgor or Guarantor; provided, however, that nothing in this Article 11 shall relieve Seller of its obligations under this Agreement.

(b)
Seller shall provide Administrative Agent with copies of such documents as Administrative Agent may request evidencing the truthfulness of the representations set forth in Article 9.

(c)
Seller shall (i) defend the right, title and interest of Administrative Agent, on behalf of Buyers, in and to the Purchased Items against, and take such other action as is necessary to remove, the Liens, security interests, claims and demands of all Persons (other than Liens created in favor of Administrative Agent, on behalf of Buyers, pursuant to the Transaction Documents) and (ii) at Administrative Agent’s reasonable request, take all action necessary to ensure that Administrative Agent, on behalf of Buyers, will have a first priority security interest in the Purchased Assets subject to any of the Transactions in the event such Transactions are recharacterized as secured financings.

(d)
Seller will permit Administrative Agent, any Buyer or their respective designated representative to inspect Seller’s records with respect to the Purchased Items and the conduct and

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operation of its business related thereto upon reasonable prior written notice from Administrative Agent, any Buyer or their respective designated representative, at such reasonable times and with reasonable frequency not to exceed twice per calendar year unless a Potential Event of Default or Event of Default has occurred and is continuing, and to make copies of extracts of any and all thereof, subject to the terms of any confidentiality agreement between such Buyer and/or Administrative Agent and Seller and applicable law, and if no such confidentiality agreement then exists between such Buyer and/or Administrative Agent and Seller, Administrative Agent, such Buyer and Seller shall act in accordance with customary market standards regarding confidentiality and applicable law. Administrative Agent and any Buyer shall act in a commercially reasonable manner in requesting and conducting any inspection relating to the conduct and operation of Seller’s business. So long as no Potential Event of Default or Event of Default has occurred and is continuing, any such inspection shall be at the applicable Buyer’s cost and expense.

(e)
If Seller shall at any time become entitled to receive or shall receive any rights, whether in addition to, in substitution of, as a conversion of, or in exchange for a Purchased Asset, or otherwise in respect thereof, Seller shall accept the same as Administrative Agent’s, on behalf of Buyers, agent, hold the same in trust for Administrative Agent, on behalf of Buyers, and deliver the same forthwith to the Custodian in the exact form received, duly endorsed by Seller to Administrative Agent, on behalf of Buyers, if required, together with all related and necessary duly executed transfer documents to be held by Administrative Agent, on behalf of Buyers, hereunder as additional collateral security for the Transactions. If any sums of money or property so paid or distributed in respect of the Purchased Assets shall be received by Seller, Seller shall, until such money or property is paid or delivered to Buyers, hold such money or property in trust for Buyers, segregated from other funds of Seller, as additional collateral security for the Transactions.

(f)
At any time from time to time upon the reasonable request of Administrative Agent, on behalf of Buyers, at the sole expense of Seller, Seller will promptly and duly execute and deliver such further instruments and documents and take such further actions as Administrative Agent may request for the purposes of obtaining or preserving the full benefits of this Agreement including the perfected, first priority security interest required hereunder, (ii) ensure that such security interest remains fully perfected at all times and remains at all times first in priority as against all other creditors of such Seller (whether or not existing as of the Closing Date, any Purchase Date or in the future) and (iii) obtain or preserve the rights and powers herein granted (including, among other things, filing such UCC financing statements as Administrative Agent may request). If any amount payable under or in connection with any of the Purchased Items shall be or become evidenced by any promissory note, other instrument or certificated security, such note, instrument or certificated security shall be immediately delivered to Administrative Agent, duly endorsed in a manner satisfactory to Administrative Agent, to be itself held as a Purchased Item pursuant to this Agreement, and the documents delivered in connection herewith.

(g)
Seller shall provide, or cause to be provided, to Administrative Agent, on behalf of Buyers, the following financial and reporting information:

(i)
Within fifteen (15) calendar days after each month-end, a monthly reporting package substantially in the form of Exhibit III-A attached hereto (the “Monthly Reporting Package”);

(ii)
Within forty-five (45) calendar days after the last day of each of the first three (3) fiscal quarters in any fiscal year, a quarterly reporting package substantially in the form of Exhibit III-B attached hereto (the “Quarterly Reporting Package”); provided, however, that the financial statements to be attached as Exhibit 2 to the Covenant Compliance Certificate to be

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included in such Quarterly Reporting Package shall be deemed to have been delivered on the date such items are made publicly available on the SEC website;

(iii)
Within ninety (90) calendar days after the last day of its fiscal year, an annual reporting package substantially in the form of Exhibit III-C attached hereto (the “Annual Reporting Package”); provided, however, that the financial statements to be attached as Exhibit 2 to the Covenant Compliance Certificate to be included in to such Annual Reporting Package shall be deemed to have been delivered on the date such items are made publicly available on the SEC website; and

(iv)
Upon Administrative Agent’s request:

(A)
such other information regarding the financial condition, operations or business of Seller, Guarantor or any Mortgagor in respect of a Purchased Asset as Administrative Agent may reasonably request; provided, however, that the failure of Seller to timely deliver any such information regarding a Mortgagor as a result of the failure of such Mortgagor to timely deliver to Seller such information so requested of Mortgagor by Seller shall not be an Event of Default.

(h)
Seller shall make a representative available to Administrative Agent every month for attendance at a telephone conference, the date of which to be mutually agreed upon by Administrative Agent and Seller, regarding the status of each Purchased Asset, Seller’s compliance with the requirements of Articles 11 and 12, and any other matters relating to the Transaction Documents or Transactions that Administrative Agent, on behalf of Buyers, wishes to discuss with Seller.

(i)
Seller shall to at all times (i) comply with all contractual obligations, (ii) comply in all respects with all laws, ordinances, rules, regulations and orders (including, without limitation, Environmental Laws) of any Governmental Authority or any other federal, state, municipal or other public authority having jurisdiction over Seller or any of its assets and Seller shall do or cause to be done all things necessary to preserve and maintain in full force and effect its legal existence, and all licenses material to its business and (iii) maintain and preserve its legal existence and all of its material rights, privileges, licenses and franchises necessary for the operation of its business (including, without limitation, preservation of all lending licenses held by Seller and of Seller’s status as a “qualified transferee” (however denominated) under all documents which govern the Purchased Assets).

(j)
Seller shall or shall cause Guarantor to at all times keep proper books of records and accounts in which full, true and correct entries shall be made of its transactions fairly in accordance with GAAP, and set aside on its books from its earnings for each fiscal year all such proper reserves in accordance with GAAP.

(k)
Seller shall observe, perform and satisfy all the terms, provisions, covenants and conditions required to be observed, performed or satisfied by it, and shall pay when due all costs, fees and expenses required to be paid by it under the Transaction Documents, including, but not limited to, the fees and expenses of the Custodian and the Acceptable Attorney, Depository and each servicer (including, without limitation, the Primary Servicer) of any or all of the Purchased Assets, the Draw Fee, the Exit Fee, the Amortization Period Fee and the Renewal Period Fee, as applicable.

(l)
Seller will continue to be a U.S. Person that is a partnership for U.S. federal income tax purposes, or a disregarded entity of a U.S. Person for U.S. federal income tax purposes. Seller shall pay and discharge all Taxes, levies, liens and other charges on its assets and on the Purchased Items that, in each case, in any manner would create any Lien upon the Purchased Items, other than (A) Taxes that are

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not yet due and payable and (B) any such Taxes that are being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been provided in accordance with GAAP; provided that such contest operates to suspend collection of the contested Tax and enforcement of a Lien.

(m)
Seller shall advise Administrative Agent in writing of the opening of any new chief executive office or the closing of any such office of Seller, Pledgor or Guarantor and of any change in Seller’s, Pledgor’s or Guarantor’s name or the places where the books and records pertaining to the Purchased Assets are held not less than fifteen (15) Business Days prior to taking any such action.

(n)
Seller will maintain records with respect to the Purchased Items and the conduct and operation of its business with no less a degree of prudence than if the Purchased Items were held by Seller for its own account.

(o)
Upon reasonable notice (unless a Default or an Event of Default shall have occurred and is continuing, in which case, no prior notice shall be required), during normal business hours, Seller shall allow Administrative Agent, on behalf of Buyers, to (i) review any operating statements, occupancy status and other property level information with respect to the underlying real estate directly or indirectly securing or supporting the Purchased Assets that either is in Seller’s possession or is available to Seller,

(ii) examine, copy (at Buyers’ expense) and make extracts from its books and records, to inspect any of its Properties, and (iii) discuss Seller’s business and affairs with its Responsible Officers.

(p)
Seller shall deliver to Administrative Agent and Buyers the opinions referenced in

Section 3(a)(vii) hereof no later than ten (10) Business Days after the Closing Date.

(q)
Intentionally omitted.

(r)
Seller shall continue to engage in business of the same general type as now conducted by it or otherwise as approved by Administrative Agent, on behalf of Buyers, prior to the date hereof.

(s)
Seller shall cause each servicer of a Purchased Asset to provide to Administrative Agent via electronic transmission, promptly upon request by Administrative Agent, a Servicing Tape for the most recently ended quarter (or any portion thereof).

(t)
With respect to each Eligible Asset to be purchased hereunder, Seller shall notify Administrative Agent in writing of the creation of any right or interest in such Eligible Asset or related Underlying Mortgaged Property that is senior to or pari passu with the rights and interests that are to be transferred to Administrative Agent, on behalf of Buyers, under this Agreement and the other Transaction Documents, and whether any such interest will be held or obtained by Seller or an Affiliate of Seller.

(u)
Reserved.

(v)
With respect to each Purchased Asset, Seller shall take all action necessary or required by the Transaction Documents, Purchased Asset Documents and each and every Requirement of Law, or requested by Administrative Agent, on behalf of Buyers, to perfect, protect and more fully evidence Administrative Agent’s, on behalf of Buyers, ownership of and first priority perfected security interest in such Purchased Asset and related Purchased Asset Documents, including executing or causing to be executed such other instruments or notices as may be necessary or appropriate and filing and maintaining effective UCC financing statements, continuation statements and assignments and amendments thereto. Seller shall not take any action to cause any Purchased Asset that is not evidenced by an instrument or chattel paper (as defined in the UCC) to be so evidenced. If a Purchased Asset becomes evidenced by an

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instrument or chattel paper, the same shall be immediately delivered to Administrative Agent or to Custodian on behalf of Buyers, together with endorsements required by Administrative Agent, on behalf of Buyers.

(w)
No later than thirty (30) days after Administrative Agent’s request (or such other time period as determined by Administrative Agent), Seller shall procure and deliver to Administrative Agent, on behalf of Buyers, an Appraisal relating to any Purchased Asset at Seller’s sole cost and expense; provided, however, so long as no Event of Default has occurred and is continuing, Seller shall only be responsible for the costs and expenses associated with one (1) Appraisal per Purchased Asset during any twelve (12) month period. Notwithstanding anything herein to the contrary, Administrative Agent, on behalf of Buyers, shall have the unlimited right, at any time and from time to time, to obtain an Appraisal relating to any Purchased Asset at its own cost and expense.

(x)
Seller shall provide notice to Administrative Agent in writing of any of the following, together with a certificate of a Responsible Officer of Seller setting forth details of such occurrence and any action Seller has taken or proposes to take with respect thereto:

(i)
promptly upon receipt by Seller of notice or Knowledge of the occurrence of any Potential Event of Default or Event of Default, but in no event later than the immediately succeeding Business Day after the earlier of obtaining notice or Knowledge of any such occurrence;

(ii)
with respect to any Purchased Asset, promptly following receipt of any unscheduled Principal Payment (in full or in part);

(iii)
promptly upon the occurrence of any of the following: (A) with respect to any Purchased Asset or related Underlying Mortgaged Property, material loss or damage, regulatory issues, material licensing or permit issues, violation of any Requirement of Law, violation of any Environmental Law or any other actual or expected event or change in circumstances that could reasonably be expected to result in a default or material decline in market value or cash flow, and

(B) with respect to Seller, Pledgor and Guarantor, a violation of any Requirement of Law or other event or circumstance that could reasonably be expected to have a Material Adverse Effect;

(iv)
promptly upon the establishment of a rating by any nationally recognized rating agency applicable to Guarantor and any downgrade in or withdrawal of such rating once established;

(v)
promptly upon the occurrence of any event or circumstance that could reasonably be determined to cause Guarantor to breach any of the covenants contained in Section 9 of the Guarantee Agreement;

(vi)
promptly, and in any event within ten (10) days after service of process on any of the following, give Administrative Agent notice of all litigation, action, suit, arbitration, investigation or other legal or arbitration proceedings (including, without limitation, any of the following which are pending or threatened) or other legal or arbitrable proceedings affecting Seller, Pledgor, Guarantor, any Purchased Asset (or obligor thereunder) or affecting any of the assets of Seller before any Governmental Authority that (A) questions or challenges the validity or enforceability of any Transaction, Purchased Asset or Purchased Asset Document, (B) makes a claim or claims in an aggregate amount greater than (1) $250,000 with respect to Seller and (2)

$10,000,000 with respect to Guarantor, (C) individually or in the aggregate, if adversely determined, could reasonably be likely to have a Material Adverse Effect, (D) requires filing with

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the SEC in accordance with the 1934 Act and any rules thereunder or (E) raises any lender licensee issues with respect to any Purchased Asset;

(vii)
promptly, and in any event within one (1) Business Day of receipt of notice by Seller or Knowledge, of (A) any event that would result in any Purchased Asset becoming subject to a Mandatory Early Repurchase Event, (B) any lien or security interest (other than security interests created hereby) on, or claim asserted against, any Purchased Asset or, to Seller’s Knowledge, the underlying collateral therefor, (C) any event or change in circumstances that has or could reasonably be expected to have an adverse effect on the market value of a Purchased Asset or (D) the resignation or termination of any servicer under any Servicing Agreement with respect to any Purchased Asset; and

(viii)
promptly upon receipt by Seller of notice or Knowledge of the occurrence of any breach of any representation contained in Article 9(b)(x), but in no event later than the immediately succeeding Business Day after the earlier of obtaining notice or Knowledge of any such occurrence;

(ix)
promptly upon any transfer of any Underlying Mortgaged Property or any direct or indirect equity interest in any Mortgagor to the extent the related Mortgagor is required to provide notice thereof to Seller under the related Purchased Asset Documents.

(y)
Seller shall comply with the USA Patriot Act and all applicable requirements of Governmental Authorities having jurisdiction over Seller and the Purchased Items, including those relating to money laundering and terrorism. Seller agrees that Administrative Agent, on behalf of Buyers, shall have the right to audit Seller’s compliance with the USA Patriot Act and all applicable requirements of Governmental Authorities having jurisdiction over Seller and the Purchased Items, including those relating to money laundering and terrorism. Seller agrees that, in the event Seller fails to comply with the USA Patriot Act or any such applicable requirements of Governmental Authorities, then Administrative Agent may, at its option, cause Seller to comply therewith, and any and all reasonable costs and expenses incurred by Administrative Agent, on behalf of Buyers, in connection therewith shall be immediately due and payable by Seller.

(z)
Seller shall provide Administrative Agent with written notice of any amendment, modification or waiver with respect to a Purchased Asset (including such amendments, modifications or waivers that do not constitute a Significant Modification).

ARTICLE 12.

SINGLE PURPOSE ENTITY

Seller hereby represents and warrants to Administrative Agent and Buyers and covenants with Administrative Agent and Buyers that, on and as of the date of this Agreement and each Purchase Date and at all times while this Agreement and any Transaction hereunder is in effect or any Repurchase Obligations remain outstanding:

(a)
it is and intends to remain solvent, and it has paid and will pay its debts and liabilities (including overhead expenses) from its own assets as the same shall become due;

(b)
it has complied and will comply with the provisions of its certificate of formation and its limited liability company agreement;

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(c)
it has done or caused to be done and will do all things necessary to observe limited liability company formalities and to preserve its existence as an entity duly organized, validly existing and in good standing under the applicable laws of the jurisdiction of its organization or formation;

(d)
it has maintained and will maintain all of its books, records, financial statements and bank accounts separate from those of its affiliates, its members and any other Person, and it will file its own tax returns (except to the extent consolidation is required or permitted under GAAP or as a matter of law);

(e)
it has been, is and will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any Affiliate of Seller), it shall correct any known misunderstanding regarding its status as a separate entity, it shall conduct business in its own name, it shall not identify itself or any of its Affiliates as a division or part of the other and it shall maintain and utilize separate stationery, invoices and checks;

(f)
it has not owned and will not own any property or any other assets other than the Purchased Assets and cash;

(g)
it has not engaged and will not engage in any business other than the origination, acquisition, ownership, financing and disposition of the Purchased Assets in accordance with the applicable provisions of the Transaction Documents;

(h)
it has not entered into, and will not enter into, any contract or agreement with any of its affiliates, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arm’s length basis with Persons other than such affiliate;

(i)
it has not incurred and will not incur any indebtedness or obligation, secured or unsecured, direct or indirect, absolute or contingent (including guaranteeing any obligation), other than (i) obligations under the Transaction Documents, (ii) obligations under the documents evidencing the Purchased Assets, and (iii) unsecured trade payables, in an aggregate amount not to exceed $250,000 at any one time outstanding, incurred in the ordinary course of acquiring, owning, financing and disposing of the Purchased Assets; provided, however, that any such trade payables incurred by Seller shall be paid within sixty (60) days of the date incurred;

(j)
it has not made and will not make any loans or advances to any other Person, and shall not acquire obligations or securities of any member or affiliate of any member or any other Person (other than in connection with the origination or acquisition of Purchased Assets);

(k)
it will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

(l)
it will not seek the dissolution, liquidation or winding up, in whole or in part of Seller;

(m)
it will not commingle its funds and other assets with those of any of its Affiliates or any other Person;

(n)
it has maintained and will maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any of its Affiliates or any other Person;

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(o)
it has not held and will not hold itself out to be responsible for the debts or obligations of any other Person;

(p)
it will (i) have at all times at least one (1) Independent Director and (ii) provide Administrative Agent with up-to-date contact information for all Independent Directors and a copy of the agreement pursuant to which each Independent Director consents to and serves as an Independent Director for Seller;

(q)
its organizational documents shall provide that (i) no Independent Director of Seller may be removed or replaced without Cause, (ii) Administrative Agent be given at least five (5) Business Days prior notice of the removal and/or replacement of any Independent Director, together with the name and contact information of the replacement Independent Director and evidence of the replacement’s satisfaction of the definition of Independent Director and (iii) any Independent Director of Seller shall not have any fiduciary duty to anyone including the holders of the equity interests in Seller and any Affiliates of Seller except Seller and the creditors of Seller with respect to taking of, or otherwise voting on, any Act of Insolvency; provided that the foregoing shall not eliminate the implied contractual covenant of good faith and fair dealing;

(r)
it shall not, without the consent of its Independent Directors, institute any proceeding to be adjudicated as bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition or answer or consent seeking reorganization or relief under the Bankruptcy Code or consent to the filing of any such petition or to the appointment of a receiver, rehabilitator, conservator, liquidator, assignee, trustee or sequestrator (or other similar official) of it or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, or make an assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or take any action in furtherance of any of the foregoing; and

(s)
it shall not have any employees.

ARTICLE 13.

EVENTS OF DEFAULT; REMEDIES

(a)
Each of the following events shall constitute an “Event of Default” under this Agreement:

(i)
Seller shall fail to repurchase any Purchased Asset on the applicable Repurchase

Date;

(ii)
Seller shall fail to apply any Income (including, for the avoidance of doubt, any Principal Payments) received by Seller in accordance with the provisions hereof; provided, however, to the extent that any such failure occurs despite sufficient funds being on deposit in the Depository Account, Seller shall have one (1) Business Day to cure such failure, except that such failure shall not be an Event of Default if sufficient Income, which would otherwise be remitted to Administrative Agent, on behalf of Buyers, pursuant to Section 5 hereof, is on deposit in the Depository Account but the Depository fails to remit such funds to Administrative Agent, on behalf of Buyers, so long as Seller causes such funds to be remitted to Administrative Agent, on behalf of Buyers, within one (1) Business Day of such failure;

(iii)
Seller shall fail to cure any Margin Deficit in accordance with Article 4 of this Agreement;

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(iv)
Seller, Pledgor or Guarantor shall fail to make any payment not otherwise addressed under this Article 13(a) owing to Buyers that has become due, whether by acceleration or otherwise under the terms of this Agreement or the terms of the Pledge and Security Agreement, or the Guarantee Agreement, the Fee Letter or any other Transaction Document, which failure is not remedied within three (3) Business Days of written notice thereof by Administrative Agent, on behalf of Buyers, to Seller;

(v)
Seller shall default in the observance or performance of its obligation in any agreement contained in Article 10 of this Agreement and, to the extent such default is capable of being cured by Seller, such default shall not be cured within five (5) Business Days after the earlier of (A) notice by Administrative Agent, on behalf of Buyers, to Seller thereof and (B) Knowledge on the part of Seller thereof, provided, that if such default is susceptible of cure but cannot reasonably be cured within such five (5) Business Day period and if Seller has diligently and expeditiously proceeded to cure the same, such five (5) Business Day period shall be extended for such time as determined by Administrative Agent in its sole discretion for Seller, in the exercise of due diligence, to cure such default;

(vi)
Reserved;

(vii)
an Act of Insolvency occurs with respect to Seller, Pledgor or Guarantor;

(viii)
a Change of Control shall have occurred;

(ix)
Seller, Pledgor or Guarantor shall admit to any Person its inability to, or its intention not to, perform any of its obligations hereunder;

(x)
the Custodial Agreement, the Depository Agreement, the Pledge and Security Agreement, the Guarantee Agreement, the Servicing Agreement, the Fee Letter or any other Transaction Document shall for whatever reason be terminated (except with Administrative Agent’s prior written consent) or cease to be in full force and effect, or the enforceability thereof shall be contested by Seller, Pledgor, Guarantor or any counter-party thereto, as the case may be;

(xi)
Seller or Guarantor shall be in default under (A) any Indebtedness of Seller or Guarantor, as applicable, which default (1) involves the failure to pay a matured obligation in excess of $250,000, with respect to Seller or $10,000,000, with respect to Guarantor or (2) permits the acceleration of the maturity of obligations by any other party to or beneficiary with respect to such Indebtedness, if the aggregate amount of the Indebtedness in respect of which such default or defaults shall have occurred is at least $250,000, with respect to Seller or

$10,000,000, with respect to Guarantor; or (B) any other material contract to which Seller or Guarantor is a party which default (1) involves the failure to pay a matured obligation or (2) permits the acceleration of the maturity of obligations by any other party to or beneficiary of such contract if the aggregate amount of such obligations is $250,000, with respect to Seller or

$10,000,000, with respect to Guarantor;

(xii)
Seller or Guarantor shall be in default under any repurchase facility, loan facility or hedging transaction entered into by Seller or Guarantor, as applicable, to any Buyer, or any Affiliate of any Buyer, or any of its present or future Affiliates, which default (A) involves the failure to pay a matured obligation, or (B) permits the acceleration of the maturity of obligations by any other party to or beneficiary with respect to such repurchase facility, loan facility or hedging transaction;

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(xiii)
(A) Seller or an ERISA Affiliate shall engage in any “prohibited transaction” (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan that is not exempt from such Sections of ERISA and the Code, (B) any material “accumulated funding deficiency” (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the Pension Benefit Guaranty Corporation or a Plan shall arise on the assets of Seller or any ERISA Affiliate, (C) a Reportable Event (as referenced in Section 4043(b)(3) of ERISA), the reporting of which has not been waived by regulations, shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Plan, which Reportable Event (as so defined) or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of Administrative Agent, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (D) any Plan shall terminate for purposes of Title IV of ERISA, (E) Seller or any ERISA Affiliate shall, or in the reasonable opinion of Administrative Agent is likely to, incur any liability in connection with a withdrawal from, or the insolvency or reorganization of, a Multiemployer Plan or (F) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (A) through (F) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to have a Material Adverse Effect;

(xiv)
either (A) the Transaction Documents shall for any reason not cause, or shall cease to cause, Administrative Agent, on behalf of Buyers, to be the owner free of any adverse claim of any of the Purchased Assets, and such condition is not cured by Seller within three

(3) Business Days after notice thereof from Administrative Agent, on behalf of Buyers, to Seller or after Seller otherwise has Knowledge thereof, or (B) if a Transaction is recharacterized as a secured financing, and the Transaction Documents with respect to any Transaction shall for any reason cease to create and maintain a valid first priority security interest in favor of Administrative Agent, on behalf of Buyers, in any of the Purchased Assets and such condition is not cured by Seller within three (3) Business Days after notice thereof from Administrative Agent, on behalf of Buyers, to Seller or after Seller otherwise has Knowledge thereof;

(xv)
[Reserved];

(xvi)
any governmental, regulatory, or self-regulatory authority shall have taken any action to remove, limit, restrict, suspend or terminate the rights, privileges, or operations of Seller, Pledgor or Guarantor, which suspension or termination has a Material Adverse Effect in the reasonable determination of Administrative Agent, on behalf of Buyers;

(xvii)
[Reserved];

(xviii)
the breach by Pledgor of any term or condition set forth in the Pledge and Security Agreement or of any representation, warranty, certification or covenant made or deemed made in the Pledge and Security Agreement by Pledgor, and such breach or failure to perform is susceptible of cure and is not remedied within (A) the specified cure period or (B) if no cure is specified, five (5) Business Days after the earlier of (1) notice thereof to Pledgor to Administrative Agent, on behalf of Buyers, or (2) Pledgor’s Knowledge thereof; provided, however, that with respect to clause (B) only, if such default is susceptible of cure but cannot reasonably be cured within such five (5) Business Day period and if Pledgor has diligently and expeditiously proceeded to cure the same, such five (5) Business Day period shall be extended for such time as is reasonably necessary for Pledgor, in the exercise of due diligence, to cure such default, and in no event shall such cure period exceed fifteen (15) days from the earlier of Pledgor’s receipt of Administrative Agent’S, on behalf of Buyers, notice of such default or

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Pledgor’s Knowledge of such default; provided, further however, that if Pledgor shall have made any such representation with knowledge that it was materially incorrect or untrue at the time made, such misrepresentation shall constitute an Event of Default;

(xix)
any representation (other than the representations and warranties of Seller set forth in Exhibit V and Article 9(b)(x)(d)) made by Seller to Administrative Agent and Buyers shall have been incorrect or untrue in any respect when made or repeated or deemed to have been made or repeated and such breach is not remedied within ten (10) Business Days after (A) delivery of notice thereof to Seller by Administrative Agent, on behalf of Buyers, or (B) Knowledge on the part of Seller of such breach; provided, however, that if Seller shall have made any such representation with Knowledge that it was materially incorrect or untrue at the time made, such misrepresentation shall constitute an Event of Default;

(xx)
a final judgment by any court of competent jurisdiction for the payment of money (a) rendered against Seller in an amount greater than $250,000 or (b) rendered against Guarantor in an amount greater than $10,000,000, and remains undischarged or unpaid for a period of thirty (30) calendar days, unless such judgment is effectively stayed by fully bonding over or other means reasonably acceptable to Administrative Agent, on behalf of Buyers;

(xxi)
if Seller shall breach or fail to perform any of the covenants or conditions contained in this Agreement or any Transaction Document, other than those specifically otherwise referred to in this Article 13, and such breach or failure to perform is susceptible of cure and is not remedied within (A) the specified cure period or (B) if no cure is specified, five

(5) Business Days after the earlier of (1) notice thereof to Seller to Administrative Agent, on behalf of Buyers, or (2) Seller’s Knowledge thereof; provided, however, that with respect to clause (B) only, if such default is susceptible of cure but cannot reasonably be cured within such five (5) Business Day period and if Seller has diligently and expeditiously proceeded to cure the same, such five (5) Business Day period shall be extended for such time as is reasonably necessary for Seller, in the exercise of due diligence, to cure such default, and in no event shall such cure period exceed thirty (30) days from the earlier of Seller’s receipt of Administrative Agent’s, on behalf of Buyers, notice of such default or Seller’s Knowledge of such default;

(xxii)
Reserved;

(xxiii)
the breach, subject to applicable grace and cure periods, (A) by Guarantor of any term, covenant (financial or otherwise) or condition set forth in the Guarantee Agreement or (B) of any representation, warranty, certification or covenant made or deemed made in the Guarantee Agreement by Guarantor or if any certificate furnished by Guarantor to Administrative Agent, on behalf of Buyers, pursuant to the Guarantee Agreement or any information with respect to the Purchased Assets furnished in writing on behalf of Guarantor shall prove to have been false or misleading in any respect as of the time made or furnished; provided, however, that with respect to clause (B) only, if such default is susceptible of cure but cannot reasonably be cured within such five (5) Business Day period and if Guarantor has diligently and expeditiously proceeded to cure the same, such five (5) Business Day period shall be extended for such time as is reasonably necessary for Guarantor, in the exercise of due diligence, to cure such default, and in no event shall such cure period exceed fifteen (15) days from the earlier of Guarantor’s receipt of Administrative Agent’s, on behalf of Buyers, notice of such default or Guarantor’s Knowledge of such default; provided, further however, that if Guarantor shall have made any such representation with knowledge that it was materially incorrect or untrue at the time made, such misrepresentation shall constitute an Event of Default;

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(xxiv)
Reserved;

(xxv)
Seller, Pledgor or Guarantor are required to register as an “investment company” (as defined in the Investment Company Act), or any of the terms of this Agreement violate any requirement of the Investment Company Act, including without limitation Section 18 thereof or any rules or regulations promulgated thereunder;

(xxvi)
Seller or any servicer fails to deposit all Income or other amounts as required by the provisions of this Agreement when due, or an event of default has occurred under any servicing agreement (including the Servicing Agreement); provided that no Event of Default under this clause (xxvi) shall occur if (a) such failure to deposit all Income or any other amounts as required by the provisions of this Agreement is cured within two (2) Business Days of written notice to Seller or Seller otherwise becoming aware thereof and (b) the related servicer is removed and replaced with a replacement servicer satisfactory to Administrative Agent in its sole discretion within sixty (60) days of such date; or

(xxvii)
Guarantor’s audited annual financial statements or the notes thereto or other opinions or conclusions stated therein are qualified or limited by reference to the status of Guarantor as a “going concern” or a reference of similar import, other than a qualification or limitation expressly related to Administrative Agent’s, on behalf of Buyers, rights in the Purchased Assets.

(b)
After the occurrence and during the continuance of an Event of Default, Seller shall have no ability to enter into any further Transactions hereunder. If an Event of Default shall occur and be continuing with respect to Seller, the following rights and remedies shall be available to Administrative Agent, on behalf of Buyers:

(i)
At the option of Administrative Agent, on behalf of Buyers, exercised by written notice to Seller (which option shall be deemed to have been exercised, even if no notice is given, immediately upon the occurrence of an Act of Insolvency with respect to Seller, Pledgor or Guarantor), the Repurchase Date for each Transaction hereunder shall, if it has not already occurred, be deemed immediately to occur (the date on which such option is exercised or deemed to have been exercised being referred to hereinafter as the “Accelerated Repurchase Date”).

(ii)
If Administrative Agent, on behalf of Buyers, exercises or is deemed to have exercised the option referred to in Article 13(b)(i) of this Agreement:

(A)
Seller’s obligations hereunder to repurchase all Purchased Assets shall become immediately due and payable on and as of the Accelerated Repurchase Date without presentment or demand of any kind, which are hereby expressly waived, and all Income (including, without limitation, any Principal Payments or any other amounts received, without regard to their source) deposited in the Depository Account shall be retained by Administrative Agent, on behalf of Buyers, and applied in accordance with Article 5(d);

(B)
to the extent permitted by applicable law, the Repurchase Price with respect to each Transaction (determined as of the Accelerated Repurchase Date) shall be increased by the aggregate amount obtained by daily application of, on a 360-day-per- year basis for the actual number of days during the period from and including the Accelerated Repurchase Date to but excluding the date of payment of the Repurchase Price (as so increased), (x) the Pricing Rate for such Transaction multiplied by (y) the

LEGAL_US_E # 160815361.8

Purchase Price for such Transaction (decreased by (I) any amounts actually remitted to Administrative Agent, on behalf of Buyers, by the Depository or Seller from time to time pursuant to Article 5 of this Agreement and applied to such Repurchase Price, and (II) any amounts applied to the Repurchase Price pursuant to Article 13(b)(iii) of this Agreement); and

(C)
Administrative Agent, on behalf of Buyers, may terminate this Agreement.

(iii)
Upon the occurrence and during the continuance of an Event of Default with respect to Seller, Administrative Agent, on behalf of Buyers, may (A) immediately sell, at a public or private sale in a commercially reasonable manner and at such price or prices as Administrative Agent, on behalf of Buyers, may deem satisfactory any or all of the Purchased Assets, and/or (B) in its sole discretion elect, in lieu of selling all or a portion of such Purchased Assets, to give Seller credit for such Purchased Assets in an amount equal to the Market Value of such Purchased Assets against the aggregate unpaid Repurchase Price for such Purchased Assets and any other amounts owing by Seller under the Transaction Documents. The proceeds of any disposition of Purchased Assets effected pursuant to this Article 13(b)(iii) shall be applied, (v) first, to the costs and expenses incurred by Administrative Agent and/or behalf of Buyers, in connection with Seller’s default, including without limitation, all costs of collection associated with the interpretation and enforcement of Administrative Agent’s and Buyers’ rights and remedies under this Agreement and all of the other Transaction Documents; (w) second, to actual, out-of-pocket damages incurred by Administrative Agent and/or Buyers, in connection with Seller’s default, (x) third, to the Repurchase Price; (y) fourth, to any Breakage Costs; and (z) fifth, to return any excess to Seller.

(iv)
The parties recognize that it may not be possible to purchase or sell all of the Purchased Assets on a particular Business Day, or in a transaction with the same purchaser, or in the same manner because the market for such Purchased Assets may not be liquid. In view of the nature of the Purchased Assets, the parties agree that liquidation of a Transaction or the Purchased Assets does not require a public purchase or sale and that a good faith private purchase or sale shall be deemed to have been made in a commercially reasonable manner. Accordingly, Administrative Agent, on behalf of Buyers, may elect, in its sole discretion, the time and manner of liquidating any Purchased Assets, and nothing contained herein shall (A) obligate Administrative Agent, on behalf of Buyers, to liquidate any Purchased Assets on the occurrence and during the continuance of an Event of Default or to liquidate all of the Purchased Assets in the same manner or on the same Business Day or (B) constitute a waiver of any right or remedy of Administrative Agent or Buyers.

(v)
Seller shall be liable to Administrative Agent and Buyers and its Affiliates and shall indemnify Administrative Agent and Buyers and its Affiliates for the amount (including in connection with the enforcement of this Agreement) of all out-of-pocket losses, costs and expenses, including reasonable legal fees and expenses of outside counsel, actually incurred by Administrative Agent and/or Buyers in connection with or as a consequence of an Event of Default.

(vi)
Administrative Agent and Buyers shall have, in addition to its rights and remedies under the Transaction Documents, all of the rights and remedies provided by applicable federal, state, foreign (where relevant), and local laws (including, without limitation, if the Transactions are recharacterized as secured financings, the rights and remedies of a secured party under the UCC of the State of New York, to the extent that the UCC is applicable, and the right to

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offset any mutual debt and claim), in equity, and under any other agreement between any Buyer and Seller or among Administrative Agent, Buyers and Seller. Without limiting the generality of the foregoing, Administrative Agent and/or Buyers shall be entitled to set off the proceeds of the liquidation of the Purchased Assets against all of Seller’s obligations to Administrative Agent or Buyers under this Agreement, without prejudice to Administrative Agent’s and/or Buyers’ right to recover any deficiency.

(vii)
Administrative Agent, on behalf of Buyers, may exercise any or all of the remedies available to Administrative Agent or Buyers, immediately upon the occurrence of an Event of Default with respect to Seller and at any time during the continuance thereof. All rights and remedies arising under the Transaction Documents, as amended from time to time, are cumulative and not exclusive of any other rights or remedies that Administrative Agent or Buyers may have.

(viii)
Administrative Agent, on behalf of Buyers, may enforce its rights and remedies hereunder without prior judicial process or hearing, and Seller hereby expressly waives any defenses Seller might otherwise have to require Administrative Agent or Buyers to enforce its rights by judicial process. Seller also waives, to the extent permitted by law, any defense Seller might otherwise have arising from the use of non-judicial process, disposition of any or all of the Purchased Assets, or from any other election of remedies. Seller recognizes that non-judicial remedies are consistent with the usages of the trade, are responsive to commercial necessity and are the result of a bargain at arm’s length.

ARTICLE 14.

INCREASED COSTS; TAXES

(a)
Effect of Benchmark Transition Event. Notwithstanding anything to the contrary herein or in any other Transaction Document:

(i)
If a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Pricing Rate Determination Date for any Pricing Rate Period, the Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder or under any Transaction Document in respect of such determination and all determinations on all subsequent dates, without any amendment to, or further action or consent of any other party to, this Agreement.

(ii)
In connection with the implementation of a Benchmark Replacement, Administrative Agent, on behalf of Buyers, will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of Seller.

(iii)
During any Benchmark Interim Unavailability Period, the component of the Price Differential based on (x) the then-current Benchmark shall be replaced by the Prime Rate and (y) the then-current Applicable Spread shall be replaced by the Prime Rate Applicable Spread.

(iv)
Administrative Agent, on behalf of Buyers, will promptly notify Seller of (i) the Benchmark Replacement Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, and/or (iv) any Benchmark Interim Unavailability Period. Any determination, decision or election that may be made by Administrative Agent, on behalf of Buyers, pursuant to this Article 14(a), including any

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determination with respect to a rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its sole discretion and without consent from Seller.

(v)
If any Benchmark Replacement of a Transaction occurs on a day that is not the last day of the then-current Pricing Rate Period with respect to such Transaction, Seller shall pay to Administrative Agent, on behalf of Buyers, such amounts, if any, as may be required pursuant to Article 14(f) of this Agreement.

(b)
Illegality. Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for Administrative Agent or any Buyer to enter into or maintain Transactions as contemplated by the Transaction Documents, the commitment of Administrative Agent or any Buyer hereunder to enter into new Transactions or, if such adoption of or change in Requirement of Law makes it unlawful for Administrative Agent or any Buyer to continue to maintain Transactions as contemplated by this Agreement, to continue Transactions as such shall forthwith be canceled.

(c)
Increased Costs. If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof by any Governmental Authority or compliance by Administrative Agent or any Buyer with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority having jurisdiction over Administrative Agent or any Buyer made subsequent to the date hereof:

(i)
shall subject Administrative Agent or any Buyer or any Transferee to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligation, or its deposits, reserves, other liabilities or capital attributable thereto;

(ii)
shall impose, modify or hold applicable any Reserve Requirements, other reserves, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of Administrative Agent or a Buyer that is not otherwise included in the determination of the Benchmark hereunder; or

(iii)
shall impose on Administrative Agent or any Buyer any other condition;

and the result of any of the foregoing is to increase the cost to Administrative Agent or any Buyer, by an amount that Administrative Agent, on behalf of Buyers, deems, in the exercise of its reasonable business judgment, to be material, of entering into, continuing or maintaining Transactions or to reduce any amount receivable under the Transaction Documents in respect thereof; then, in any such case, Seller shall promptly pay Administrative Agent, on behalf of Buyers, upon its demand, any additional amounts necessary to compensate Administrative Agent and/or such Buyer for such increased cost or reduced amount receivable; provided, however, that any such determination by Administrative Agent, on behalf of Buyers, and imposition of such increased costs shall be applied to all sellers under similar repurchase facilities with Administrative Agent. Such notification as to the calculation of any additional amounts payable pursuant to this subsection shall be submitted by Administrative Agent, on behalf of Buyers, to Seller and shall be prima facie evidence of such additional amounts. This covenant shall survive the termination of this Agreement and the repurchase by Seller of any or all of the Purchased Assets.

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(d)
Capital Adequacy. If Administrative Agent, on behalf of Buyers, shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by Administrative Agent or any Buyer or any corporation controlling Administrative Agent or such Buyer with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof does or shall have the effect of reducing the rate of return on Administrative Agent’s or such Buyer’s or such corporation’s capital as a consequence of its obligations hereunder to a level below that which Administrative Agent’s or such Buyer’s or such corporation could have achieved but for such adoption, change or compliance (taking into consideration Administrative Agent’s or such Buyer’s or such corporation’s policies with respect to capital adequacy) by an amount deemed by Administrative Agent, on behalf of Buyers, to be material, then from time to time, after submission by Administrative Agent to Seller of a written request therefor, Seller shall pay to Administrative Agent, on behalf of Buyers, such additional amount or amounts as will compensate Administrative Agent or such Buyer for such reduction; provided, however, that any such determination by Administrative Agent, on behalf of Buyers, and imposition of such increased costs shall be applied to all sellers under similar repurchase facilities with Administrative Agent. Such notification as to the calculation of any additional amounts payable pursuant to this subsection shall be submitted by Administrative Agent, on behalf of Buyers, to Seller and shall be prima facie evidence of such additional amounts. This covenant shall survive the termination of this Agreement and the repurchase by Seller of any or all of the Purchased Assets.

(e)
Dodd-Frank; Basel III. Notwithstanding any provision herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all rules, regulations, guidelines or directives promulgated in connection therewith or in implementation thereof, and (ii) all requests, rules, guidelines, requirements and directives promulgated by the Bank for International Settlements, the Basel committee on Banking Supervision (or any successor or similar authority) or by United States or foreign regulatory authorities pursuant to Basel III, in each case are deemed to be an adoption of or change in a Requirement of Law made subsequent to the date of this Agreement, regardless of the date enacted, adopted or issued.

(f)
Breakage Costs. If Seller repurchases Purchased Assets on a day other than the last day of a Pricing Rate Period, Seller shall indemnify Administrative Agent and Buyers and hold Administrative Agent and Buyers harmless from any actual out-of-pocket losses, costs and/or expenses which Administrative Agent or any Buyer sustains as a direct consequence thereof (“Breakage Costs”), in each case for the remainder of the applicable Pricing Rate Period. Administrative Agent, on behalf of Buyers, shall deliver to Seller a statement setting forth the amount and basis of determination of any Breakage Costs in reasonable detail, it being agreed that such statement and the method of its calculation shall be conclusive and binding upon Seller absent manifest error. This Article 14(f) shall survive termination of this Agreement and the repurchase of all Purchased Assets subject to Transactions hereunder.

(g)
Payments Free of Taxes. Any and all payments by or on account of any obligation of Seller under this Agreement or any Transaction Document shall be made without deduction or withholding for any Taxes, except as required by applicable law (including FATCA). If any applicable law (as determined in the good faith discretion of Seller) requires the deduction or withholding of any Tax from any such payment by Seller, then Seller shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by Seller shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Article 14) each applicable

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Buyer or Transferee receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(h)
Payment of Other Taxes by Seller. Seller shall timely pay, without duplication, (i) any Other Taxes imposed on such Seller to the relevant Governmental Authority in accordance with applicable law, and (ii) any Other Taxes imposed on Administrative Agent or any Buyer or Transferee upon written notice from such Person setting forth in reasonable detail the calculation of such Other Taxes.

(i)
Evidence of Payments. As soon as practicable after any payment of Taxes by Seller to a Governmental Authority pursuant to this Article 14, Seller shall deliver to Administrative Agent, on behalf of Buyers, or Transferee the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to Administrative Agent or Transferee.

(j)
Indemnification by Seller. Seller shall indemnify each Recipient and each Transferee, within ten (10) calendar days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Article 14) payable or paid by each Recipient or such Transferee or required to be withheld or deducted from a payment to such Recipient or Transferee and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to Seller by a Buyer (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Buyer, or such Transferee shall be conclusive absent manifest error.

(k)
Status of Buyers and Assignees. Any Buyer or Assignee that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Transaction Document shall deliver to Seller, at the time or times reasonably requested by Seller, such properly completed and executed documentation reasonably requested by Seller as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, each Buyer or Assignee, if reasonably requested by Seller, shall deliver such other documentation prescribed by applicable law or reasonably requested by Seller as will enable Seller to determine whether or not such Buyer or Assignee is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Articles 14(k)(A), (B) and (D) below) shall not be required if in any Buyer’s or Assignee’s reasonable judgment such completion, execution or submission would subject such Buyer or such Assignee to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Buyer or such Assignee.

Without limiting the generality of the foregoing:

(A)
A Buyer or any Transferee that is a U.S. Person shall deliver to Seller and Administrative Agent on or prior to the date on which such Buyer or such Assignee acquires an interest under any Transaction Document (and from time to time thereafter upon the reasonable request of Seller), executed originals of IRS Form W 9 certifying that such Buyer or Assignee is exempt from U.S. federal backup withholding tax;

(B)
any Foreign Buyer shall, to the extent it is legally entitled to do so, deliver to Seller (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Buyer acquires an interest under this Agreement

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(and from time to time thereafter upon the reasonable request of Seller), whichever of the following is applicable:

(1)
in the case of a Foreign Buyer claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under this Agreement, executed originals of IRS Form W 8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under this Agreement, IRS Form W- 8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of,

U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2)
executed originals of IRS Form W-8ECI;

(3)
in the case of a Foreign Buyer claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit VIII to the effect that such Foreign Buyer is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of Seller within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and

(y) executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E; or

(4)
to the extent a Foreign Buyer is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit VIII-B or Exhibit VIII-C, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Buyer is a partnership and one or more direct or indirect partners of such Foreign Buyer are claiming the portfolio interest exemption, such Foreign Buyer may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit VIII-D on behalf of each such direct and indirect partner;

(C)
any Foreign Buyer shall, to the extent it is legally entitled to do so, deliver to Seller (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Buyer acquires an interest under this Agreement (and from time to time thereafter upon the reasonable request of Seller), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit Seller to determine the withholding or deduction required to be made; and

(D)
if a payment made to any Buyer or Transferee under any Transaction Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Buyer or Transferee were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Buyer or Transferee shall deliver to Seller at the time or times prescribed by law and at such time or times reasonably requested by Seller such documentation prescribed by applicable law (including as prescribed by Section

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1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Seller as may be necessary for Seller to comply with its obligations under FATCA and to determine that such Buyer or Transferee has complied with such Buyer’s or Transferee's obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FACTA” shall include any amendments made to FATCA after the date of this Agreement.

Each Buyer and each Assignee agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification, provide such successor form or promptly notify Seller in writing of its legal inability to do so.

(l)
Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Article 14(l) (including by the payment of additional amounts pursuant to this Article 14(l)), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Article 14(l) with respect to the Taxes giving rise to such refund), net of all out of pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this Article 14(l) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Article 14(l), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Article 14(l) the payment of which would place the indemnified party in a less favorable net after Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(m)
Assignment of Certain Rights. If Administrative Agent, any Buyer or Assignee requests compensation under this Article 14 or, if Seller is required to pay any Indemnified Taxes or additional amounts to Administrative Agent, any Buyer or any Assignee or any Governmental Authority for the account of Administrative Agent, any Buyer or Assignee pursuant to Article 14(d), or if Administrative Agent, any Buyer or Assignee defaults in its obligations under this Agreement, then Seller may, at its sole expense and effort, upon notice to Administrative Agent, such Buyer or Assignee, require Administrative Agent, such Buyer or Assignee to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Article 18), all its interests, rights (other than its existing rights to payments pursuant to Article 3(g) or Article 14(c)) and obligations under this Agreement and the related Transaction Documents to an assignee that shall assume such obligations (which assignee may be another Buyer, if such Buyer accepts such assignment); provided that (i) Administrative Agent, on behalf of such Buyer, shall have received payment of an amount equal to the Repurchase Price for all Transactions, Price Differential accreted with respect thereto, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding Repurchase Price principal and accreted Price Differential and fees) or Seller (in the case of all other amounts) and (ii) in the case of any such assignment resulting from a claim for compensation under Article 14(c) or payments required to be made pursuant to Article 3(g), such assignment will result in a reduction in such compensation or payments. A Buyer or Assignee shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Buyer or Assignee or otherwise, the circumstances entitling Seller to require such assignment and delegation cease to apply.

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(n)
Survival of Obligations. Each party’s obligations under this Article 14 shall survive any assignment of rights by, or the replacement of, Administrative Agent, any Buyer or Assignee, the termination of the Agreement and the repayment, satisfaction or discharge of all obligations under this Agreement.

ARTICLE 15.

SINGLE AGREEMENT

Administrative Agent, on behalf of Buyers, and Seller acknowledge that, and have entered hereinto and will enter into each Transaction hereunder in consideration of, and in reliance upon, the fact that, all Transactions hereunder constitute a single business and contractual relationship and have been made in consideration of each other. Accordingly, each of Administrative Agent, on behalf of Buyers, and Seller agrees (i) to perform all of its obligations in respect of each Transaction hereunder, and that a default in the performance of any such obligations shall constitute a default by it in respect of all Transactions hereunder, (ii) that each of them shall be entitled to set off claims and apply property held by them in respect of any Transaction against obligations owing to them in respect of any other Transactions hereunder and (iii) that payments, deliveries and other transfers made by either of them in respect of any Transaction shall be deemed to have been made in consideration of payments, deliveries and other transfers in respect of any other Transactions hereunder, and the obligations to make any such payments, deliveries and other transfers may be applied against each other and netted.

ARTICLE 16.

RECORDING OF COMMUNICATIONS

EACH OF ADMINISTRATIVE AGENT, BUYERS AND SELLER SHALL HAVE THE RIGHT (BUT NOT THE OBLIGATION) FROM TIME TO TIME TO MAKE OR CAUSE TO BE MADE TAPE RECORDINGS OF COMMUNICATIONS BETWEEN ITS EMPLOYEES, IF ANY, AND THOSE OF THE OTHER PARTY WITH RESPECT TO TRANSACTIONS. EACH OF ADMINISTRATIVE AGENT, BUYERS AND SELLER HEREBY CONSENTS TO THE ADMISSIBILITY OF SUCH TAPE RECORDINGS IN ANY COURT, ARBITRATION, OR OTHER PROCEEDINGS, AND AGREES THAT A DULY AUTHENTICATED TRANSCRIPT OF SUCH A TAPE RECORDING SHALL BE DEEMED TO BE A WRITING CONCLUSIVELY EVIDENCING THE PARTIES’ AGREEMENT.

ARTICLE 17.

NOTICES AND OTHER COMMUNICATIONS

Unless otherwise provided in this Agreement, all notices, consents, approvals and requests required or permitted hereunder shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) hand delivery, with proof of delivery, (b) certified or registered United States mail, postage prepaid, (c) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of delivery or (d) by telecopier (with answerback acknowledged) provided that such telecopied notice must also be delivered by one of the means set forth above. A notice shall be deemed to have been given: (w) in the case of hand delivery, at the time of delivery, (x) in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day, (y) in the case of expedited prepaid delivery upon the first attempted delivery on a Business Day or (z) in the case of telecopier, upon receipt of answerback confirmation, provided that such telecopied notice was also delivered as required in this Article 17. A party receiving a notice that does not comply with the technical requirements for notice under this Article 17 may elect to waive in writing any deficiencies and treat the notice as having been properly given.

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ARTICLE 18.

ENTIRE AGREEMENT; SEVERABILITY

This Agreement shall supersede any existing agreements between the parties containing general terms and conditions for repurchase transactions. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

ARTICLE 19.

NON ASSIGNABILITY

(a)
Subject to Article 19(b) below, Seller may not assign any of its rights or obligations under this Agreement without the prior written consent of Administrative Agent, on behalf of Buyers, and any attempt by Seller to assign any of its rights or obligations under this Agreement without the prior written consent of Administrative Agent shall be null and void ab initio. Any Buyer may, without consent of Seller, sell to one or more banks, financial institutions or other entities (“Participants”) participating interests in any Transaction, its interest in the Purchased Assets, or any other interest of such Buyer under this Agreement. Any Buyer may, at any time and from time to time, assign to any Person (an “Assignee” and together with Participants, each a “Transferee” and collectively, the “Transferees”) all or any part of its rights its interest in the Purchased Assets, or any other interest of such Buyer under this Agreement, provided that, so long as no Event of Default has occurred and is continuing, (x) any such Transferee shall not be a Prohibited Transferee, (y) Seller shall continue to deal solely and directly with Administrative Agent, on behalf of Buyers, in connection with Administrative Agent’s rights and obligations under the Transaction Documents and (ii) Administrative Agent, on behalf of Buyers, shall retain sole decision-making authority under the Transaction Documents. Seller shall not be charged for, incur or be required to reimburse Administrative Agent, on behalf of Buyers, or any other Person for any cost or expense relating to any such sale, assignment, transfer or participation. Seller agrees to cooperate with Administrative Agent in connection with any such assignment, transfer or sale of participating interest and to enter into such restatements of, and amendments, supplements and other modifications to, this Agreement and all other Transaction Documents in order to give effect to such assignment, transfer or sale, all at no expense to Seller; provided, that any such amendments will not materially increase Seller’s obligations hereunder or materially adversely affect Seller’s rights hereunder.

(b)
Administrative Agent, acting solely for this purpose as an agent of Seller, shall maintain, at its offices at the address set forth on Annex I attached hereto (including electronically), a copy of each assignment and a register for the recordation of the names and addresses of the Assignees, and ownership rights in the Transactions, Purchased Assets or in any other interests under this Agreement (as the same may be modified by any Co-Buyer Agreement) of any Assignee pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and Seller, Administrative Agent, Buyers and the Assignees shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as the beneficial owner of the interests in the Transactions, Purchased Assets or in any other interests under this Agreement for all purposes of this Agreement. The Register shall be available for inspection by Seller, Administrative Agent, Buyers and any Assignee, at any reasonable time and from time to time upon reasonable prior notice during normal banking business hours.

(c)
If any Buyer sells a participation Administrative Agent shall, acting solely for this purpose as an agent of Seller, maintain a register on which it enters the name and address of each Participant and the ownership rights in the Transactions, Purchased Assets or any other interests under this Agreement of each Participant (the “Participant Register”); provided that Administrative Agent shall have no obligation to disclose all or any portion of the Participant Register (including the identity of

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any Participant or any information relating to a Participant's ownership rights in the Transactions, Purchased Assets or any other interests under this Agreement) to any Person except to the extent (i) disclosing the portion of the Participant Register relating to a Participant with respect to which a claim for additional amounts is made under Articles 14(a), 14(b), 14(c), 14(d) or 14(f), or (ii) otherwise to the extent such disclosure is reasonably expected to be necessary to establish that such ownership rights in the Transactions or any other interests under this Agreement are in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and Administrative Agent shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, no sale, assignment, transfer or participation pursuant to this Article 19 shall be effective unless and until reflected in the Register or Participant Register, as applicable.

(d)
Nothing in this Agreement shall prevent or prohibit any Buyer from pledging any of its Purchased Assets hereunder to a Federal Reserve Bank in support of borrowings made by such Buyer from such Federal Reserve Bank; provided, however, no such pledge shall release a Buyer from any of its obligations hereunder or substitute any such pledgee for such Buyer as a party hereto.

ARTICLE 20.

GOVERNING LAW

THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AGREEMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

ARTICLE 21.

NO WAIVERS, ETC.

No express or implied waiver of any Event of Default by either party shall constitute a waiver of any other Event of Default and no exercise of any remedy hereunder by any party shall constitute a waiver of its right to exercise any other remedy hereunder. No modification or waiver of any provision of this Agreement and no consent by any party to a departure here from shall be effective unless and until such shall be in writing and duly executed by both of the parties hereto. Without limitation of any of the foregoing, the failure to give a notice pursuant to Articles 4(a) or 4(b) hereof will not constitute a waiver of any right to do so at a later date.

ARTICLE 22.

USE OF EMPLOYEE PLAN ASSETS

(a)
If assets of an employee benefit plan subject to any provision of ERISA are intended to be used by either party hereto (the “Plan Party”) in a Transaction, the Plan Party shall so notify the other party prior to the Transaction. The Plan Party shall represent in writing to the other party that the Transaction does not constitute a prohibited transaction under ERISA or is otherwise exempt therefrom, and the other party may proceed in reliance thereon but shall not be required so to proceed.

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(b)
Subject to the last sentence of subparagraph (a) of this Article 22, any such Transaction shall proceed only if Seller furnishes or has furnished to Administrative Agent its most recent available audited statement of its financial condition and its most recent subsequent unaudited statement of its financial condition.

(c)
By entering into a Transaction, pursuant to this Article 22, Seller shall be deemed (i) to represent to Administrative Agent and Buyers that since the date of Seller’s latest such financial statements, there has been no material adverse change in Seller’s financial condition that Seller has not disclosed to Administrative Agent, and (ii) to agree to provide Administrative Agent, on behalf of Buyers, with future audited and unaudited statements of its financial condition as they are issued, so long as it is Seller in any outstanding Transaction involving a Plan Party.

ARTICLE 23.

INTENT

(a)
The parties intend and recognize that each Transaction is a “repurchase agreement” as that term is defined in Section 101(47) of the Bankruptcy Code (except insofar as the type of Assets subject to such Transaction or the term of such Transaction would render such definition inapplicable), and a “securities contract” as that term is defined in Section 741 of the Bankruptcy Code (except insofar as the type of assets subject to such Transaction would render such definition inapplicable). The parties intend (i) for each Transaction to qualify for the “safe harbor” treatment provided by the Bankruptcy Code and for Administrative Agent and each Buyer to be entitled to all of the rights, benefits and protections afforded to Persons under the Bankruptcy Code with respect to a “repurchase agreement” as defined in Section 101(47) of the Bankruptcy Code and a “securities contract” as defined in Section 741(7) of the Bankruptcy Code and that payments under this Agreement are deemed “margin payments” or “settlement payments,” as defined in Section 101 of the Bankruptcy Code, (ii) for the grant of a security interest set forth in Article 6 to also be a “securities contract” as defined in Section 741(7)(A)(xi) of the Bankruptcy Code and a “repurchase agreement” as that term is defined in Section 101(47)(A)(v) of the Bankruptcy Code, and (iii) that Administrative Agent and each Buyer (for so long as each party is either a “financial institution,” “financial participant,” “repo participant,” “master netting participant” or other entity listed in Sections 546, 555, 559, 561, 362(b)(6) or 362(b)(7) of the Bankruptcy Code) shall be entitled to the “safe harbor” benefits and protections afforded under the Bankruptcy Code with respect to a “repurchase agreement” and a “securities contract,” and a “master netting agreement” including (x) the rights, set forth in Article 13 and in Section 555, 559 and 561 of the Bankruptcy Code, to liquidate the Purchased Assets and terminate this Agreement, and (y) the right to offset or net out as set forth in Article 13 and in Sections 362(b)(6), 362(b)(7), 362(o) and 546 of the Bankruptcy Code.

(b)
It is understood that either party’s right to accelerate or terminate this Agreement or to liquidate Assets delivered to it in connection with the Transactions hereunder or to exercise any other remedies pursuant to Article 13 hereof is a contractual right to accelerate or terminate this Agreement or to liquidate Assets as described in Sections 555 and 559 of the Bankruptcy Code. It is further understood and agreed that either party’s right to cause the termination, liquidation or acceleration of, or to offset net termination values, payment amounts or other transfer obligations arising under or in connection with this Agreement or the Transactions hereunder is a contractual right to cause the termination, liquidation or acceleration of, or to offset net termination values, payment amounts or other transfer obligations arising under or in connection with this Agreement as described in Section 561 of the Bankruptcy Code.

(c)
The parties agree and acknowledge that if a party hereto is an “insured depository institution,” as such term is defined in the Federal Deposit Insurance Act, as amended (“FDIA”), then each Transaction hereunder is a “qualified financial contract,” as that term is defined in the FDIA and

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any rules, orders or policy statements thereunder (except insofar as the type of assets subject to such Transaction would render such definition inapplicable).

(d)
Each party hereto further agrees that it shall not challenge the characterization of this Agreement or any Transaction as a “repurchase agreement,” “securities contract,” and/or “master netting agreement,” or each party as a “repo participant” within the meaning of the Bankruptcy Code except in so far as the type of Purchased Assets subject to the Transactions or, in the case of a “repurchase agreement,” the term of the Transactions, would render such definition inapplicable.

(e)
It is understood that this Agreement constitutes a “netting contract” as defined in and subject to Title IV of the Federal Deposit Insurance Corporation Improvement Act of 1991 (“FDICIA”) and each payment entitlement and payment obligation under any Transaction hereunder shall constitute a “covered contractual payment entitlement” or “covered contractual payment obligation”, respectively, as defined in and subject to FDICIA (except insofar as one or both of the parties is not a “financial institution” as that term is defined in FDICIA).

(f)
It is understood that this Agreement constitutes a “master netting agreement” as defined in Section 101(38A) of the Bankruptcy Code, and as used in Section 561 of the Bankruptcy Code.

(g)
Each party to this Agreement acknowledges that it is its intent for U.S. federal, state and local income and franchise tax purposes (a) to treat each Transaction as indebtedness of Seller that is secured by the Purchased Assets and (b) that the Purchased Assets are and will continue to be owned by Seller in the absence of an Event of Default by Seller. All parties to this Agreement agree to such treatment and agree to take no action inconsistent with this treatment, unless required by law (in which case the party with knowledge of such requirement shall promptly notify the other party of such requirement).

(h)
The parties agree that the Servicing Rights and other servicing provisions of this Agreement constitute (a) “related terms” under this Agreement within the meaning of Section 101(47)(A)(i) of the Bankruptcy Code and/or (b) a security agreement or other arrangement or other credit enhancement related to the Transaction Documents.

ARTICLE 24.

DISCLOSURE RELATING TO CERTAIN FEDERAL PROTECTIONS

The parties acknowledge that they have been advised that:

(a)
in the case of Transactions in which one of the parties is a broker or dealer registered with the Securities and Exchange Commission (“SEC”) under Section 15 of the Securities Exchange Act of 1934, the Securities Investor Protection Corporation has taken the position that the provisions of the Securities Investor Protection Act of 1970 (“SIPA”) do not protect the other party with respect to any Transaction hereunder;

(b)
in the case of Transactions in which one of the parties is a government securities broker or a government securities dealer registered with the SEC under Section 15C of the 1934 Act, SIPA will not provide protection to the other party with respect to any Transaction hereunder;

(c)
in the case of Transactions in which one of the parties is a financial institution, funds held by the financial institution pursuant to a Transaction hereunder are not a deposit and therefore are not insured by the Federal Deposit Insurance Corporation or the National Credit Union Share Insurance Fund, as applicable; and

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(d)
In the case of Transactions in which one of the parties is an “insured depository institution”, as that term is defined in Section 1813(c)(2) of Title 12 of the United States Code, funds held by the financial institution pursuant to a Transaction are not a deposit and therefore are not insured by the Federal Deposit Insurance Corporation, the Savings Association Insurance Fund or the Bank Insurance Fund, as applicable.

ARTICLE 25.

CONSENT TO JURISDICTION; WAIVERS

(a)
PURSUANT TO, AND IN ACCORDANCE WITH, SECTION 5-1402 OF THE NEW YORK STATE GENERAL OBLIGATIONS LAW, EACH PARTY IRREVOCABLY AND UNCONDITIONALLY (I) SUBMITS TO THE NON EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN MANHATTAN, AND ANY APPELLATE COURT FROM ANY SUCH COURT, SOLELY FOR THE PURPOSE OF ANY SUIT, ACTION OR PROCEEDING BROUGHT TO ENFORCE ITS OBLIGATIONS UNDER THIS AGREEMENT OR RELATING IN ANY WAY TO THIS AGREEMENT OR ANY TRANSACTION UNDER THIS AGREEMENT AND (II) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, ANY DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT AND ANY RIGHT OF JURISDICTION ON ACCOUNT OF ITS PLACE OF RESIDENCE OR DOMICILE.

(b)
TO THE EXTENT THAT EITHER PARTY HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY (SOVEREIGN OR OTHERWISE) FROM ANY LEGAL ACTION, SUIT OR PROCEEDING, FROM JURISDICTION OF ANY COURT OR FROM SET OFF OR ANY LEGAL PROCESS (WHETHER SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OF JUDGMENT, EXECUTION OF JUDGMENT OR OTHERWISE) WITH RESPECT TO ITSELF OR ANY OF ITS PROPERTY, SUCH PARTY HEREBY IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM SUCH IMMUNITY IN RESPECT OF ANY ACTION BROUGHT TO ENFORCE ITS OBLIGATIONS UNDER THIS AGREEMENT OR RELATING IN ANY WAY TO THIS AGREEMENT OR ANY TRANSACTION UNDER THIS AGREEMENT.

(c)
THE PARTIES HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT EACH MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING AND IRREVOCABLY CONSENT TO THE SERVICE OF ANY SUMMONS AND COMPLAINT AND ANY OTHER PROCESS BY THE MAILING OF COPIES OF SUCH PROCESS TO THEM AT THEIR RESPECTIVE ADDRESS SPECIFIED HEREIN. THE PARTIES HEREBY AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS ARTICLE 25 SHALL AFFECT THE RIGHT OF EITHER PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF SUCH PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST THE OTHER PARTY OR ITS PROPERTY IN THE COURTS OF OTHER JURISDICTIONS.

(d)
THE PARTIES HEREBY IRREVOCABLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY INSTRUMENT OR DOCUMENT DELIVERED HEREUNDER OR THEREUNDER.

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ARTICLE 26. NO RELIANCE

Each of Administrative Agent, Buyers and Seller hereby acknowledges, represents and warrants to the other that, in connection with the negotiation of, the entering into, and the performance under, the Transaction Documents and each Transaction thereunder:

(a)
It is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the other party to the Transaction Documents, other than the representations expressly set forth in the Transaction Documents;

(b)
It has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent that it has deemed necessary, and it has made its own investment, hedging and trading decisions (including decisions regarding the suitability of any Transaction) based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party;

(c)
It is a sophisticated and informed Person that has a full understanding of all the terms, conditions and risks (economic and otherwise) of the Transaction Documents and each Transaction thereunder and is capable of assuming and willing to assume (financially and otherwise) those risks;

(d)
It is entering into the Transaction Documents and each Transaction thereunder for the purposes of managing its borrowings or investments or hedging its assets or liabilities and not for purposes of speculation; and

(e)
It is not acting as a fiduciary or financial, investment or commodity trading advisor for the other party and has not given the other party (directly or indirectly through any other Person) any assurance, guarantee or representation whatsoever as to the merits (either legal, regulatory, tax, business, investment, financial accounting or otherwise) of the Transaction Documents or any Transaction thereunder.

ARTICLE 27. INDEMNITY

Seller hereby agrees to indemnify Administrative Agent, each Buyers and each of their respective officers, directors and employees (collectively, “Indemnified Parties”) from and against any and all actual out-of-pocket liabilities, obligations, losses, damages, penalties, actions, judgments, suits, fees, costs, expenses (including, without limitation, attorneys’ fees and disbursements) or disbursements (all of the foregoing, collectively “Indemnified Amounts”) that may at any time (including, without limitation, such time as this Agreement shall no longer be in effect and the Transactions shall have been repaid in full) be imposed on, incurred and paid by or asserted against any Indemnified Party in any way whatsoever arising out of, or in connection with, or relating to the Transaction Documents including this Agreement or any Transactions hereunder or any action taken or omitted to be taken by any Indemnified Party under or in connection with any of the foregoing; provided, that Seller shall not be liable for liabilities, obligations, losses, damages, penalties, actions, judgments, suits, fees, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of any Indemnified Party. Without limiting the generality of the foregoing, Seller agrees to hold Administrative Agent and Buyers harmless from and indemnify Administrative Agent and Buyers against all Indemnified Amounts with respect to all Purchased Assets relating to, or arising out of, any violation or alleged violation of any Environmental Law, rule or regulation or any consumer credit laws, including, without limitation, ERISA, the Truth in Lending Act and/or the Real Estate Settlement Procedures Act; provided, that Seller

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shall not be liable for liabilities, obligations, losses, damages, penalties, actions, judgments, suits, fees, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of any Indemnified Party. In any suit, proceeding or action brought by Administrative Agent and/or Buyers in connection with any Purchased Asset for any sum owing thereunder, or to enforce any provisions of any Purchased Asset, Seller will save, indemnify and hold Administrative Agent and Buyers harmless from and against all actual out-of-pocket expense (including, without limitation, reasonable attorneys’ fees and disbursements), loss or damage suffered by reason of any defense, set off, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by Seller of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from Seller. Seller also agrees to reimburse Administrative Agent, as and when billed by Administrative Agent, for all Administrative Agent’s reasonable out-of-pocket costs and expenses incurred in connection with Administrative Agent;s, on behalf of Buyers, due diligence reviews with respect to the Purchased Assets (including, without limitation, those incurred pursuant to Article 28 and Article 3 (including, without limitation, all Pre-Purchase Legal Expenses, even if the underlying prospective Transaction for which they were incurred does not take place for any reason) and the enforcement or the preservation of Administrative Agent’s and Buyers’ rights under this Agreement, any Transaction Documents or Transaction contemplated hereby, including, without limitation, the reasonable fees and disbursements of its counsel. Seller hereby acknowledges that the obligation of Seller hereunder is a recourse obligation of Seller. This Article 27 shall not apply with respect to Taxes other than any Taxes that represent liabilities, obligations, Indemnified Amounts, penalties, actions, judgments, suits, fees, costs or expenses.

ARTICLE 28.

DUE DILIGENCE

Seller acknowledges that Administrative Agent, on behalf of Buyers, has the right to perform continuing due diligence reviews with respect to the Purchased Assets, for purposes of verifying compliance with the representations, warranties and specifications made hereunder, or otherwise, and Seller agrees that upon reasonable prior notice to Seller, Administrative Agent, on behalf of Buyers, or its authorized representatives will be permitted during normal business hours to examine, inspect, and make copies and extracts of, the Purchased Asset Files, Servicing Records and any and all documents, records, agreements, instruments or information relating to such Purchased Assets in the possession or under the control of Seller, Primary Servicer and any other servicer or sub-servicer and/or the Custodian. Seller agrees to reimburse Administrative Agent, on behalf of Buyers, for any and all reasonable out of pocket costs and expenses incurred by Administrative Agent, on behalf of Buyers, with respect to continuing due diligence on the Purchased Assets, which shall be paid by Seller to Administrative Agent within thirty

(30) calendar days after receipt of an invoice therefor. Seller also shall make available to Administrative Agent, on behalf of Buyers, a knowledgeable financial or accounting officer for the purpose of answering questions respecting the Purchased Asset Files and the Purchased Assets. Without limiting the generality of the foregoing, Seller acknowledges that Administrative Agent, on behalf of Buyers, may enter into Transactions with Seller based solely upon the information provided by Seller to Administrative Agent, on behalf of Buyers, and the representations, warranties and covenants contained herein, and that Administrative Agent, on behalf of Buyers, at its option, has the right at any time to conduct a partial or complete due diligence review on some or all of the Purchased Assets; provided, that prior to the occurrence and continuance of a Potential Event of Default or an Event of Default, notwithstanding anything in this Agreement to the contrary, Administrative Agent, on behalf of Buyers, shall not contact any Mortgagor of an Eligible Asset with respect to a proposed Transaction or a Purchased Asset, any related sponsor or other obligor, any related tenant or any other loan party, without Seller’s prior consent. Administrative Agent or any Buyer may underwrite such Purchased Assets itself or engage a third party underwriter to perform such underwriting. Seller agrees to cooperate with Administrative Agent, on

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behalf of Buyers, and any third party underwriter in connection with such underwriting, including, but not limited to, providing Administrative Agent, on behalf of Buyers, and any third party underwriter with access to any and all documents, records, agreements, instruments or information relating to such Purchased Assets in the possession, or under the control, of Seller. Upon a written demand therefor by Administrative Agent, on behalf of Buyers, to Seller, Seller further agrees that Seller shall promptly (but in no event later than ten (10) Business Days after such a demand) reimburse Administrative Agent, on behalf of Buyers, for any and all attorneys’ fees, costs and expenses incurred by Administrative Agent, on behalf of Buyers, in connection with continuing due diligence on Eligible Assets and Purchased Assets.

ARTICLE 29. SERVICING

(a)
Each servicer of any Purchased Asset (including the Primary Servicer) shall service the Assets for the benefit of Administrative Agent, on behalf of Buyers, and Administrative Agent’s, on behalf of Buyers, successors and assigns. The appointment of each servicer of any Purchased Asset shall be subject to the prior written approval of Administrative Agent, on behalf of Buyers, (other than the initial Primary Servicer that has been pre-approved). Seller shall cause each such servicer (including the Primary Servicer) to service the Purchased Assets at Seller’s sole cost and for the benefit of Administrative Agent, on behalf of Buyers, in accordance with Accepted Servicing Practices; provided that, without prior written consent of Administrative Agent in its sole discretion as required by Article 7(d) no servicer (including the Primary Servicer) of any of the Purchased Assets shall take any action with respect to any Purchased Asset described in Article 7(d) other than pursuant to a Revocable Option.

(b)
Seller agrees that Administrative Agent, on behalf of Buyers, is the owner of all servicing records, including, but not limited to, any and all servicing agreements (including, without limitation, the Primary Servicing Agreement or any other servicing agreement relating to the servicing of any or all of the Purchased Assets) (collectively, the “Servicing Agreements”), files, documents, records, data bases, computer tapes, copies of computer tapes, proof of insurance coverage, insurance policies, valuations, other closing documentation, payment history records, and any other records relating to or evidencing the servicing of Purchased Assets (the “Servicing Records”), so long as the Purchased Assets are subject to this Agreement. Seller covenants to safeguard such Servicing Records and to deliver them promptly to Administrative Agent, on behalf of Buyers, or its designee at Administrative Agent’s request.

(c)
Upon the occurrence and during the continuance of an Event of Default, Administrative Agent, on behalf of Buyers, may, in its sole discretion, (i) sell its right to the Purchased Assets on a servicing released basis and/or (ii) terminate Seller (as the servicer), Primary Servicer or any other servicer or sub-servicer of the Purchased Assets with or without cause, in each case without payment of any termination fee.

(d)
Seller shall not employ sub-servicers or any other servicer other than Primary Servicer pursuant to the Primary Servicing Agreement to service the Purchased Assets without the prior written approval of Administrative Agent, on behalf of Buyers, in Administrative Agent’s sole discretion. If the Purchased Assets are serviced by such an Administrative Agent approved sub-servicer or any other servicer, Seller shall, irrevocably assign all rights, title and interest (if any) in the servicing agreements in the Purchased Assets to Administrative Agent, on behalf of Buyers. Seller shall cause all servicers and sub-servicers engaged by Seller to execute a direct agreement with Administrative Agent acknowledging Administrative Agent’s, on behalf of Buyers, security interest and agreeing that each servicer and/or sub- servicer shall transfer all Income with respect to the Purchased Assets in accordance with the applicable Servicing Agreement and so long as any Purchased Asset is owned by Administrative Agent, on behalf of Buyers, hereunder, following notice from Administrative Agent to Seller and each such servicer of an Event of Default under this Agreement, each such servicer (including Primary Servicer) or sub-servicer

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shall take no action with regard to such Purchased Asset other than as specifically directed by Administrative Agent, on behalf of Buyers.

(e)
The payment of servicing fees shall be subordinate to payment of amounts outstanding under any Transaction and this Agreement.

(f)
For the avoidance of doubt, Seller retains no economic rights to the servicing, other than Seller’s rights under the Primary Servicing Agreement or any other servicing agreement related to the Purchased Assets. As such, Seller expressly acknowledges that the Purchased Assets are sold to Administrative Agent, on behalf of Buyers, on a “servicing released” basis with such servicing retained by the Servicer.

ARTICLE 30.

ADMINISTRATIVE AGENT

(a)
Assignment to Administrative Agent. GSBUSA, as “Buyer” under the Original Master Repurchase Agreement, hereby assigns all of its rights, title and interest in and to the Purchased Items, Servicing Rights and all other collateral described in Section 6 thereunder to Administrative Agent, on behalf of Buyers.

(b)
Agent for Buyers.

(i)
Each of Seller and each Buyer hereby acknowledges and agrees that Administrative Agent has been appointed the Administrative Agent for the Transactions, and each Buyer hereby irrevocably authorizes and directs Administrative Agent to act as agent for and in the best interest of Buyers and to take such actions as Buyers are obligated or entitled to take under the provisions of this Agreement and the other Transaction Documents and to exercise such powers as are set forth herein or therein, together with such other powers as are reasonably incidental thereto. This Agreement is not intended to be, and shall not be construed to be, the formation of a partnership or joint venture between Administrative Agent and any Buyer. In performing its functions and duties under the Transaction Documents, Administrative Agent shall act solely as agent of Buyers and does not assume, and shall not be deemed to have assumed, any obligations toward or relationship of agency or trust with or for Seller.

(ii)
The agency created pursuant hereto shall in no way impair or affect any of the rights and powers of, or impose any additional duties or obligations upon, any Buyer that becomes Administrative Agent in accordance with the provisions of this Agreement in its individual capacity as a Buyer. With respect to its interest in the Transactions, except as specifically provided in this Agreement, Administrative Agent shall have the same rights and powers hereunder as a Buyer and may exercise the same as though it were not performing the duties and functions delegated to it, as Administrative Agent, hereunder. The term “Buyers” or “Buyer” or any similar term shall, unless the context clearly otherwise indicates, include any Buyer that becomes Administrative Agent in accordance with the provisions of this Agreement in its individual capacity as a Buyer and not as Administrative Agent. Administrative Agent, Buyers and each of their respective Affiliates may accept deposits from, lend money to and generally engage in any kind of banking, trust, financial advisory or other business with Seller or any of its Affiliates (in each case not related to the Transactions) as if it were not performing its duties as Administrative Agent or Buyer (as applicable) specified herein, and may accept fees and other consideration from Seller or its Affiliates for services in connection therewith and otherwise without having to account for the same to Administrative Agent or the other Buyers, as applicable.

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(iii)
In furtherance of the authorizations set forth in this Article 30, each Buyer hereby irrevocably appoints Administrative Agent as its attorney-in-fact, with full power of substitution, for and on behalf of and in the name of each such Buyer (i) to enter into Transaction Documents and any amendments or modifications thereof, (ii) to take action with respect to the Transactions and Transaction Documents to create, perfect, maintain, and preserve Administrative Agent’s, on behalf Buyers, Liens therein, (iii) to take action with respect to the Transactions and the Transaction Documents to transfer the Purchased Assets to Administrative Agent, on behalf of Buyers, and (iv) to execute instruments of release and terminations or to take other action necessary to release liens upon any Purchased Asset. This power of attorney shall be liberally, not restrictively, construed so as to give the greatest latitude to Administrative Agent’s power, as attorney, under this Agreement and the Transaction Documents. The powers and authorities herein conferred on Administrative Agent may be exercised by Administrative Agent through any Person who, at the time of the execution of a particular instrument, is an officer of Administrative Agent (or any Person acting on behalf of Administrative Agent pursuant to a valid power of attorney). The power of attorney conferred by this Article 30(b)(iii) to Administrative Agent is granted for valuable consideration and is coupled with an interest and is irrevocable so long as the Transaction Documents remain in effect.

(iv)
Each Buyer acknowledges and agrees that so long as no Event of Default has occurred and is continuing, notwithstanding anything to the contrary contained in any Co-Buyer Agreement, Seller shall be entitled to deal with Administrative Agent as the exclusive representative of Buyers on all matters relating to the Transactions, this Agreement and each of the other Transaction Documents, and, subject to the terms hereof and the terms of the Co-Buyer Agreement, each Buyer shall be bound by the acts of Administrative Agent with respect to the Transactions.

(c)
Administrative Agent Standard of Care. Administrative Agent shall administer and service its obligations under this Agreement and the other Transaction Documents, and shall make such decisions and take such actions as it shall in its reasonable judgment deem necessary, desirable or appropriate in connection therewith.

(d)
Return of Certain Payments.

(i)
If Administrative Agent notifies any Buyer or other recipient that Administrative Agent has determined in its sole discretion that any funds received by such Buyer or other recipient from Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such recipient (whether or not known to such recipient) (any such funds, whether as a payment, prepayment or repayment of any Repurchase Price, Price Differential, Principal Payment, fees or otherwise, individually and collectively, an “Erroneous Payment” and any such recipient, an “Unintended Recipient”) and demands the return of such Erroneous Payment (or a portion thereof), such Unintended Recipient shall promptly, but in no event later than two (2) Business Days thereafter, return to Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in immediately available funds, together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Unintended Recipient to the date such amount is repaid to Administrative Agent in immediately available funds at the Federal Funds Rate. To the extent permitted by applicable law, each party hereto shall not assert any right or claim to the Erroneous Payment, and hereby waives any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by Administrative Agent for the return of any Erroneous Payments received, including without limitation waiver of any defense based on “discharge for value” or any similar

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doctrine. A notice of Administrative Agent to any Unintended Recipient under this Section 30(d)(i) shall be conclusive, absent manifest error.

(ii)
Without limiting the immediately preceding Section 30(d)(i), each Buyer further agrees that if it receives funds from Administrative Agent (or any of its Affiliates) (A) that is in a different amount than, or on a different date from, that specified in a notice of payment or calculation statement sent by Administrative Agent (or any of its Affiliates) with respect to such funds (a “Payment Notice”), (B) that was not preceded or accompanied by a Payment Notice, or

(C) that such Unintended Recipient otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) or such funds are otherwise inconsistent with such recipient’s expectations, then in each case, an error shall be presumed to have been made and such funds shall be presumed to be an Erroneous Payment and such Buyer shall be deemed to be an Unintended Recipient absent written confirmation from Administrative Agent to the contrary. To the extent permitted by applicable law, such Unintended Recipient shall not assert any right or claim to the Erroneous Payment, and hereby waives, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by Administrative Agent for the return of any Erroneous Payments received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. Each Buyer agrees that, in each such case, it shall promptly (and, in all events, within one (1) Business Day of its knowledge (or deemed knowledge) of such error) notify Administrative Agent of such occurrence and, upon demand from Administrative Agent, it shall promptly, but in all events no later than one (1) Business Day thereafter, return to Administrative Agent the amount of any such funds (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Unintended Recipient to the date such amount is repaid to Administrative Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect.

(iii)
Each Buyer hereby authorizes Administrative Agent to set off, net and apply any and all amounts at any time owing to such Buyer under any Transaction Document, or otherwise payable or distributable by Administrative Agent to such Buyer from any source, against any amount due to Administrative Agent under any of the immediately preceding Sections 30(d)(i)- (ii).

(iv)
Administrative Agent and each Buyer hereby agree that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any Unintended Recipient that has received such Erroneous Payment (or portion thereof) for any reason, then Administrative Agent shall be subrogated to all the rights of such Unintended Recipient with respect to such amount and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any obligations owed by Seller, Pledgor, Guarantor or any other party to the Transaction Documents.

(e)
Ratable Share. The liabilities of each Buyer under this Agreement and the other Transaction Documents shall be several and not joint, no Buyer shall be responsible for the obligations of any other Buyer, and each Buyer shall be liable to Seller only for its respective pro rata share of the Transactions. For the avoidance of doubt, the parties hereto agree that each Buyer shall be solely responsible for the funding of its pro rata portion of any Transaction, advance or any other amounts required pursuant to the terms of the Co-Buyer Agreement. Notwithstanding anything to the contrary herein, all indemnities by Seller and obligations for costs, expenses, damages or advances set forth herein shall run to and benefit each Buyer in accordance with its share of the Transactions.

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(f)
Co-Buyer Agreement. Seller hereby acknowledges and agrees that Buyers and Administrative Agent may at any time and from time to time enter into one or more Co-Buyer Agreements governing the relationship among the parties thereto. Seller acknowledges and agrees that Administrative Agent’s discretion under this Agreement or the other Transaction Documents shall be subject to the limitations in any such Co-Buyer Agreements, including the requirement that Administrative Agent obtain approval of Buyers prior to granting certain consents or approvals or taking certain actions under this Agreement and under the other Transaction Documents. Any Co-Buyer Agreements are intended and will be solely for the benefit of Administrative Agent and the applicable parties thereto, and Seller acknowledges and agrees that neither Seller, Guarantor nor any Affiliate of Seller or Guarantor shall be a third-party beneficiary (intended or otherwise) of any of the provisions therein, or have any rights thereunder or be entitled to rely on any of the provisions contained therein. Neither Administrative Agent nor Buyers shall have any obligation to provide a copy of any Co-Buyer Agreement to Seller, Guarantor or any Affiliate of Seller or Guarantor or to disclose to Seller, Guarantor or any Affiliate of Seller or Guarantor the contents of any Co-Buyer Agreement. Administrative Agent and Buyers acknowledge and agree that neither Seller, Guarantor nor any Affiliate of Seller or Guarantor shall have any liabilities, obligations or duties of any kind with respect to any Co-Buyer Agreement, nor any of the provisions contained therein. The obligations of Seller, Guarantor and Pledgor under the Transaction Documents are and will be independent of any Co-Buyer Agreement and shall remain unmodified by the provisions thereof (although Seller acknowledges that with respect to certain approvals, calculations and other decisions hereunder and subject to the Fee Letter, any Co-Buyer Agreement may require Administrative Agent to consult with or receive the approval of Buyers prior to providing its own approval or determination regarding the same).

(g)
Successor Administrative Agents. Administrative Agent may resign as Administrative Agent under the Transaction Documents upon notice to Buyers and Seller. If Administrative Agent shall resign, then Buyers shall appoint a successor Administrative Agent; provided that such successor Administrative Agent meets the applicable “know your customer” requirements of the Servicer and Custodian. The term “Administrative Agent” shall mean each such successor Administrative Agent, effective upon its appointment, and the former Administrative Agent’s rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any of the Transaction Documents or successors thereto. After any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of the Transaction Documents shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Administrative Agent under the Transaction Documents. In no event shall there be more than one Administrative Agent hereunder.

ARTICLE 31.

MISCELLANEOUS

(a)
All rights, remedies and powers of Administrative Agent and each Buyer hereunder and in connection herewith are irrevocable and cumulative, and not alternative or exclusive, and shall be in addition to all other rights, remedies and powers of Administrative Agent and each Buyer whether under law, equity or agreement. In addition to the rights and remedies granted to it in this Agreement, to the extent this Agreement is determined to create a security interest, Administrative Agent and each Buyer, shall have all rights and remedies of a secured party under the UCC.

(b)
This Agreement and the Transaction Documents may be executed in counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. This Agreement and the Transaction Documents may be delivered by facsimile transmission, by electronic mail, or by other electronic transmission, in portable

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document format (.pdf) or otherwise, and each such executed facsimile, .pdf, or other electronic record shall be considered an original executed counterpart for purposes of this Agreement and any Transaction Document. Each party to this Agreement (a) agrees that it will be bound by its own Electronic Signature (as such term is defined immediately below), (b) accepts the Electronic Signature of each other party to this Agreement and any Transaction Document, and (c) agrees that such Electronic Signatures shall be the legal equivalent of manual signatures. The term “Electronic Signature” means (i) the signing party’s manual signature on a signature page, converted by the signing party (or its agent) to facsimile or digital form (such as a .pdf file) and received from the customary email address or customary facsimile number of the signing party (or its counsel or representative), or other mutually agreed-upon authenticated source; or (ii) the signing party’s digital signature executed using a mutually agreed-upon digital signature service provider and digital signature process. The words “execution,” “executed”, “signed,” “signature,” and words of like import in this paragraph shall, for the avoidance of doubt, be deemed to include Electronic Signatures and the use and keeping of records in electronic form, each of which shall have the same legal effect, validity and enforceability as manually executed signatures and the use of paper records and paper- based recordkeeping systems, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, state laws based on the Uniform Electronic Transactions Act, or any other state law.

(c)
The headings in the Transaction Documents are for convenience of reference only and shall not affect the interpretation or construction of the Transaction Documents.

(d)
Without limiting the rights and remedies of Administrative Agent or any Buyer under the Transaction Documents, Seller shall pay Administrative Agent’s or any Buyer’s reasonable actual out-of- pocket costs and expenses, including reasonable fees and expenses of accountants, attorneys and advisors, incurred in connection with the preparation, negotiation, execution, consummation and administration of, and any amendment, supplement or modification to, the Transaction Documents and the Transactions thereunder, whether or not such Transaction Document (or amendment thereto) or Transaction is ultimately consummated. Seller agrees to pay Administrative Agent, on behalf of Buyers, promptly on demand (but in no event later than ten (10) Business Days after such a demand) all costs and expenses (including, without limitation, reasonable expenses for legal services of every kind) of any subsequent enforcement of any of the provisions hereof, or of the performance by Administrative Agent, on behalf of Buyers, of any obligations of Seller in respect of the Purchased Assets, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Purchased Items and for the custody, care or preservation of the Purchased Items (including insurance costs) and defending or asserting rights and claims of Administrative Agent and/or Buyers, in respect thereof, by litigation or otherwise. In addition, Seller agrees to pay Administrative Agent, on behalf of Buyers, on demand all reasonable costs and expenses (including, without limitation, reasonable expenses for legal services of every kind) incurred in connection with the maintenance of the Depository Account and registering the Purchased Items in the name of Administrative Agent, on behalf of Buyers, or its nominee. All such expenses shall be recourse obligations of Seller to Administrative Agent, on behalf of Buyers, under this Agreement.

(e)
In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of such rights, Seller hereby grants to Administrative Agent, Buyers and their respective Affiliates, a right of offset, to secure repayment of all amounts owing to Administrative Agent, Buyers or their respective Affiliates by Seller under the Transaction Documents, upon any and all monies, securities, collateral or other property of Seller and the proceeds therefrom, now or hereafter held or received by Administrative Agent, Buyers or their respective Affiliates or any entity under the control of Administrative Agent, Buyers, or their respective Affiliates and its respective successors and assigns (including, without limitation, branches and agencies of Administrative Agent, wherever located), for the account of Seller, whether for safekeeping, custody, pledge, transmission, collection, or otherwise, and

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also upon any and all deposits (general or specified) and credits of Seller at any time existing. Administrative Agent, on behalf of Buyers, and its Affiliates are hereby authorized at any time and from time to time upon the occurrence and during the continuance of an Event of Default, without notice to Seller, any such notice being expressly waived, to offset, appropriate, apply and enforce such right of offset against any and all items hereinabove referred to against any amounts owing to Administrative Agent, Buyers or their respective Affiliates by Seller under the Transaction Documents, irrespective of whether Administrative Agent, Buyers or their respective Affiliates shall have made any demand hereunder and although such amounts, or any of them, shall be contingent or unmatured and regardless of any other collateral securing such amounts. Seller shall be deemed directly indebted to Administrative Agent, Buyers or their respective Affiliates in the full amount of all amounts owing to Administrative Agent, Buyers or their respective Affiliates by Seller under the Transaction Documents, and Administrative Agent, Buyers or their respective and its Affiliates shall be entitled to exercise the rights of offset provided for above. ANY AND ALL RIGHTS TO REQUIRE ADMINISTRATIVE AGENT, BUYERS OR THEIR RESPECTIVE AFFILIATES TO EXERCISE THEIR RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL OR PURCHASED ITEMS THAT SECURE THE AMOUNTS OWING TO ADMINISTRATIVE AGENT, BUYERS OR THEIR RESPECTIVE AFFILIATES BY SELLER UNDER THE TRANSACTION DOCUMENTS, PRIOR TO EXERCISING THEIR RIGHT OF OFFSET WITH RESPECT TO SUCH MONIES, SECURITIES, COLLATERAL, DEPOSITS, CREDITS OR OTHER PROPERTY OF SELLER ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED BY SELLER.

(f)
Intentionally Omitted.

(g)
Each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or be invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

(h)
This Agreement contains a final and complete integration of all prior expressions by the parties with respect to the subject matter hereof and thereof and shall constitute the entire agreement among the parties with respect to such subject matter, superseding all prior oral or written understandings.

(i)
The parties understand that this Agreement is a legally binding agreement that may affect such party’s rights. Each party represents to the other that it has received legal advice from counsel of its choice regarding the meaning and legal significance of this Agreement and that it is satisfied with its legal counsel and the advice received from it.

(j)
Should any provision of this Agreement require judicial interpretation, it is agreed that a court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against any Person by reason of the rule of construction that a document is to be construed more strictly against the Person who itself or through its agent prepared the same, it being agreed that all parties have participated in the preparation of this Agreement.

(k)
Wherever pursuant to this Agreement, Administrative Agent or any Buyer or their respective exercises any right given to it to consent or not consent, or to approve or disapprove, or any arrangement or term is to be satisfactory to, such party in its sole discretion, such party shall decide to consent or not consent, or to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory, in its sole discretion and such decision by such party shall be final and conclusive.

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(l)
All information regarding the terms set forth in any of the Transaction Documents or the Transactions or proposed Transactions shall be kept confidential and shall not be disclosed by either party hereto to any Person except (a) to the Affiliates of such party or its or their respective directors, officers, employees, agents, advisors, attorneys, accountants and other representatives who are informed of the confidential nature of such information and instructed to keep it confidential, (b) to the extent requested by any regulatory authority, stock exchange, government department or agency, or required by Requirements of Law, (c) to the extent required to be included in the financial statements of either party or an Affiliate thereof, (d) to the extent required to exercise any rights or remedies under the Transaction Documents, Purchased Assets or Underlying Mortgaged Properties, (e) to the extent required to consummate and administer a Transaction, (f) in the event any party is legally compelled to make pursuant to deposition, interrogatory, request for documents, subpoena, civil investigative demand or similar process by court order of a court of competent jurisdiction, and (g) to any actual or prospective Transferee that agrees to comply with this Article 31(l); provided, that, except with respect to the disclosures by Administrative Agent or any Buyer under this Article 31(l) no such disclosure made with respect to any Transaction Document shall include a copy of such Transaction Document to the extent that a summary would suffice, but if it is necessary for a copy of any Transaction Document to be disclosed, all pricing and other economic terms set forth therein shall be redacted before disclosure.

ARTICLE 32.

AMENDMENT AND RESTATEMENT

The terms and provisions of the Original Master Repurchase Agreement shall be amended and restated in their entirety by the terms and provisions of this Agreement. This Agreement is not intended to, and shall not, effect a novation of any of the obligations of the parties to the Original Master Repurchase Agreement, but merely an amendment and restatement of the terms governing such obligations. Each reference to the Original Master Repurchase Agreement in any other document, instrument or agreement shall mean and be a reference to this Agreement, and this Agreement shall supersede the Original Master Repurchase Agreement in all respects.

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IN WITNESS WHEREOF, the parties have executed this Agreement as a deed as of the date first above written.

ADMINISTRATIVE AGENT:

GOLDMAN SACHS BANK USA, a New York state- chartered bank

By:

Signature Page to Amended and Restated Master Repurchase and Securities Contract Agreement

Name: Title:

Signature Page to Amended and Restated Master Repurchase and Securities Contract Agreement

Prachi Bansal Authorized Person

Signature Page to Amended and Restated Master Repurchase and Securities Contract Agreement

[Signatures continue on the following pages]

Signature Page to Amended and Restated Master Repurchase and Securities Contract Agreement

BUYER:

GOLDMAN SACHS BANK USA, a New York state- chartered bank

Signature Page to Amended and Restated Master Repurchase and Securities Contract Agreement

By:

Signature Page to Amended and Restated Master Repurchase and Securities Contract Agreement

Name: Title:

Signature Page to Amended and Restated Master Repurchase and Securities Contract Agreement

Prachi Bansal Authorized Person

Signature Page to Amended and Restated Master Repurchase and Securities Contract Agreement

[Signatures continue on the following pages]

Signature Page to Amended and Restated Master Repurchase and Securities Contract Agreement

SELLER:

CMTG GS FINANCE LLC, a Delaware limited liability company

By: kaGarg-

Title: Authorized Signatory

Signature Page to Amended and Restated Master Repurchase and Securities Contract Agreement

ANNEXES, EXHIBITS AND SCHEDULES

ANNEX I Names and Addresses for Communications among Parties SCHEDULE I Prohibited Transferees

SCHEDULE II Purchased Asset File

SCHEDULE III Buyers

EXHIBIT I Form of Confirmation Statement EXHIBIT II Authorized Representatives of Seller EXHIBIT III-A Monthly Reporting Package EXHIBIT III-B Quarterly Reporting Package EXHIBIT III-C Annual Reporting Package EXHIBIT IV Form of Power of Attorney

EXHIBIT V Representations and Warranties Regarding Individual Purchased Assets EXHIBIT VI Advance Procedures

EXHIBIT VII Form of Margin Deficit Notice EXHIBIT VIII Form of Tax Compliance Certificates

EXHIBIT IX Form of Covenant Compliance Certificate EXHIBIT X UCC Filing Jurisdictions

EXHIBIT XI Form of Servicer Notice

EXHIBIT XII Form of Release Letter

EXHIBIT XIII Reserved

EXHIBIT XIV Form of Custodial Delivery Certificate EXHIBIT XV Form of Bailee Letter

EXHIBIT XVI Reserved

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ANNEX I

NAMES AND ADDRESSES FOR COMMUNICATIONS AMONG PARTIES

Seller:

CMTG GS Finance LLC

c/o Mack Real Estate Credit Strategies 60 Columbus Circle, 20th Floor

New York, New York 10023 Attention: Michael McGillis Telephone: (212) 484-0033

Email: mmcgillis@mackregroup.com With copies to:

c/o Mack Real Estate Group

60 Columbus Circle, 20th Floor New York, New York 10023 Attention: General Counsel Email: legal@mackregroup.com and:

Sidley Austin LLP 787 Seventh Avenue New York, NY 10019

Attention: Brian Krisberg Telephone: 212-839-8735 Email: bkrisberg@sidley.com

Administrative Agent:

GOLDMAN SACHS BANK USA

200 West Street

New York, New York 10282 Attention: Mr. Jeffrey Dawkins Telephone: (212) 902-6852

Telecopy: (212) 977-4870

Email: jeffrey.dawkins@gs.com

Email: gs-refgwarehouse@ny.email.gs.com Email: gs-crewarehouse-am@ny.email.gs.com Email: gs-warehouse-ops@ny.email.gs.com Email: gs-refglegal@gs.com

With copies to:

Paul Hastings LLP 200 Park Avenue

New York, New York 10166 Attention: Lisa A. Chaney, Esq. Telephone: (212) 318-6773

Facsimile: (212) 230-7793

Email: lisachaney@paulhastings.com

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SCHEDULE I

PROHIBITED TRANSFEREES

The following entities and their Affiliates and managed funds, including each of their respective successors and assigns:

1.
Blackstone Group L.P.
2.
Starwood Capital Group/Starwood Property Trust Inc.
3.
TPG RE Finance Trust Inc.
4.
Brookfield
5.
Lone Star U.S. Acquisitions, LLC

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SCHEDULE II

Purchased asset File

With respect to each Purchased Asset, the following documents, as applicable:

(A)
The original Mortgage Note bearing all intervening endorsements, endorsed “Pay to without recourse” and signed in the name of the last endorsee (the “Last Endorsee”) by an authorized Person of the Last Endorsee (in the event that the Purchased Asset was acquired by the Last Endorsee in a merger, the signature must be in the following form: “[Last Endorsee], successor by merger to [name of predecessor]”; in the event that the Purchased Asset was acquired or originated by the Last Endorsee while doing business under another name, the signature must be in the following form: “[Last Endorsee], [formerly known] or [doing business] as [previous name]”) or a lost note affidavit in a form reasonably approved by Administrative Agent, on behalf of Buyers, with a copy of the applicable Mortgage Note attached thereto.

(B)
The original or a copy of the loan agreement and the guarantee, if any, executed in connection with the Purchased Asset.

(C)
The original Mortgage with evidence of recording thereon, or a copy thereof together with an officer’s certificate of Seller or certification of the named bailee certifying that such copy represents a true and correct copy of the original and that such original has been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Underlying Mortgaged Property is located.

(D)
The originals of all assumption, modification, consolidation or extension agreements with evidence of recording thereon, or copies thereof together with an officer’s certificate of Seller or certification of the named bailee certifying that such copies represent true and correct copies of the originals and, if applicable, that such originals have each been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Underlying Mortgaged Property is located.

(E)
The original Assignment of Mortgage in blank for each Purchased Asset, in form and substance acceptable for recording and signed in the name of the Last Endorsee (in the event that the Purchased Asset was acquired by the Last Endorsee in a merger, the signature must be in the following form: “[Last Endorsee], successor by merger to [name of predecessor]”; in the event that the Purchased Asset was acquired or originated while doing business under another name, the signature must be in the following form: “[Last Endorsee], [formerly known] or [doing business] as [previous name]”).

(F)
The originals of all intervening assignments of mortgage (if any) with evidence of recording thereon, or copies thereof together with an officer’s certificate of Seller or certification of the named bailee certifying that such copies represent true and correct copies of the originals and that such originals have each been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Underlying Mortgaged Property is located.

(G)
The original or a copy of the title policy or, if the original title policy has not been issued, the original or a copy of the irrevocable marked commitment to issue the same or pro- forma title policy.

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(H)
The original or a copy of any security agreement, chattel mortgage or equivalent document executed in connection with the Purchased Asset.

(I)
The original Assignment of Leases, if any, with evidence of recording thereon, or a copy thereof together with an officer’s certificate of Seller or certification of the named bailee certifying that such copy represents a true and correct copy of the original that has been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Underlying Mortgaged Property is located.

(J)
The originals of all intervening assignments of Assignment of Leases and rents, if any, or copies thereof, with evidence of recording thereon, or copies thereof together with an officer’s certificate of Seller or certification of the named bailee certifying that such copies represent true and correct copies of the originals and that such originals have each been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Underlying Mortgaged Property is located.

(K)
A copy of the UCC financing statements, certified as true and correct by Seller, and all necessary UCC continuation statements with evidence of filing thereon or copies thereof together with evidence that such UCC financing or continuation statements have been sent for filing, and UCC assignments in blank, which UCC assignments shall be in form and substance acceptable for filing in the applicable jurisdictions.

(L)
The original or a copy of any environmental indemnity agreement or similar guaranty or indemnity, whether stand-alone or incorporated into the applicable loan documents (if any).

(M)
Mortgagor’s certificate or title affidavit (if any).

(N)
A survey of the Underlying Mortgaged Property (if any) as accepted by the title company for issuance of the title policy.

(O)
A copy of all servicing agreements and Servicing Records related to such Purchased Asset, which Seller shall deliver to Servicer (with a copy to Administrative Agent).

(P)
A copy of the Mortgagor’s opinions of counsel.

(Q)
An assignment of any management agreements, permits, contracts and other material agreements (if any).

(R)
If reasonably requested by Administrative Agent, reports of UCC, tax lien, judgment and litigation searches, conducted by search firms reasonably acceptable to Administrative Agent with respect to the Purchased Asset, Seller and the related underlying obligor and such reports reasonably satisfactory to Administrative Agent.

(S)
Copies of all documents relating to the formation and organization of the related obligor under such Purchased Asset, together with all consents and resolutions delivered in connection with such obligor’s obtaining such Purchased Asset.

(T)
The original omnibus assignment in blank or such other documents necessary and sufficient to transfer to Administrative Agent, on behalf of Buyers, all of Seller’s right, title and interest in and to the Purchased Asset.

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(U)
The original or a copy of any participation agreement and an original or copy of any intercreditor, co-lender agreement, and/or servicing agreement executed in connection with the Purchased Asset.

(V)
Copies of all other material documents and instruments evidencing, guaranteeing, insuring, securing or modifying such Purchased Asset, executed and delivered to Seller in connection with, or otherwise relating to, such Purchased Asset, including all documents establishing or implementing any lockbox pursuant to which Seller is entitled to receive any payments from cash flow of the underlying real property.

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SCHEDULE III

BUYERS

1.
Liberty Mutual Insurance Company

2.
Peerless Insurance Company

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EXHIBIT I

CONFIRMATION STATEMENT GOLDMAN SACHS BANK USA

Ladies and Gentlemen:

Seller is pleased to deliver our written CONFIRMATION of our agreement to enter into the Transaction pursuant to which Administrative Agent, on behalf of Buyers, shall purchase from us the Purchased Assets identified on the attached Schedule 1 pursuant to the Amended and Restated Master Repurchase and Securities Contract Agreement, dated as of March 7, 2022 (the “Master Repurchase and Securities Contract Agreement”), among GOLDMAN SACHS BANK USA, a New York state- chartered bank, as administrative agent (in such capacity, together with its permitted successors and assigns, the “Administrative Agent”) for GOLDMAN SACHS BANK USA, a New York state-chartered bank (in such capacity, and together with such other financial institutions from time to time party thereto and their respective successors and assigns, collectively “Buyers” and individually, each a “Buyer”), Buyers and CMTG GS FINANCE LLC, a Delaware limited liability company (“Seller”), on the following terms. Capitalized terms used herein without definition have the meanings given in the Master Repurchase and Securities Contract Agreement.

Purchase Date: , 202

Purchased Assets: [ Name]: As identified on attached Schedule 1 Principal Amount of Purchased

Asset as of Purchase Date: [$ ]

Available Future Funding as of Purchase Date:

Fully-funded Principal Amount of Purchased Asset:

Repurchase Date:

Advance Rate:

Purchase Price: [$ ]

Change in Purchase Price: [$ ]

Pricing Rate: [LIBOR Rate plus %] / [Term SOFR plus %] Governing Agreements: As identified on attached Schedule 1

Draw Fee:

Requested Wire Amount (net of Draw Fee):

Requested Fund Date:

As-Is Value of Underlying Mortgaged Property:

Buyer’s LTV:

Maximum Buyer’s LTV:

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Purchase Date Purchase Price Debt Yield:

Wire Amount:

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See Schedule 2

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Type of Funding: [Table/Non-table]

Wiring Instructions: See Schedule 3

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Name and address for communications:

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Administrative Agent:

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GOLDMAN SACHS BANK USA

200 West Street

New York, New York 10282 Attention: Mr. Jeffrey Dawkins Telephone: (212) 902-6852

Telecopy: (212) 977-4870

Email: jeffrey.dawkins@gs.com

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Email: gs-refgwarehouse@ny.email.gs.com Email: gs-crewarehouse-am@ny.email.gs.com Email: gs-warehouse-ops@ny.email.gs.com Email: gs-refglegal@gs.com

With copies to:

Paul Hastings LLP 200 Park Avenue

New York, New York 10166 Attention: Lisa A. Chaney, Esq. Telephone: (212) 318-6773

Facsimile: (212) 230-7793

Email: lisachaney@paulhastings.com Seller: CMTG GS FINANCE LLC

c/o Mack Real Estate Credit Strategies 60 Columbus Circle, 20th Floor

New York, New York 10023 Attention: Michael McGillis Telephone: (212) 484-0033

Email: mmcgillis@mackregroup.com

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With copies to:

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c/o Mack Real Estate Group

60 Columbus Circle, 20th Floor New York, New York 10023 Attention: General Counsel Email: legal@mackregroup.com

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and to: Sidley Austin LLP

787 Seventh Avenue New York, NY 10019

Attention: Brian Krisberg

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Telephone: 212-839-8735 Email: bkrisberg@sidley.com

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CMTG GS FINANCE LLC, a Delaware limited liability company

By: Name:

Title:

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AGREED AND ACKNOWLEDGED:

GOLDMAN SACHS BANK USA,

a New York state-chartered bank

By: Name:

Title:

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Schedule 1 to Confirmation Statement

Purchased Asset: [Asset Type] dated as of [ ] in the original principal amount of $[ ], made by [ ] to [ ] under and pursuant to that certain [loan agreement]/[applicable document] (the “Governing Agreement”).

Aggregate Principal Amount: $[ ] [(plus up to $[ ] of future advances under Section [ ] of the Governing Agreement). Buyers’ obligation to fund any future advances is contingent on (a) Seller’s satisfaction of the conditions captained in Article 3(l) of the Master Repurchase and Securities Contract Agreement and

(b) a bringdown by Seller of all representations and warranties made on the date hereof with regard to the Purchased Asset pursuant to Article 9 of the Master Repurchase and Securities Contract Agreement.]

Representations: Seller acknowledges and agrees that upon funding by Buyers of the Purchase Price for the Purchased Asset [and, in connection with any subsequent funding of the Advance Rate of a future advance under the Purchased Asset, (i)] Seller shall be deemed to have confirmed that all of the representations and warranties set forth in Article 9 of the Master Repurchase and Securities Contract Agreement are true and correct as of the Purchase Date with respect to all Purchased Assets [or the applicable funding date, as the case may be,], except such representations and warranties which by their terms speak as of a specified date and except as set forth in the Requested Exception Report attached as Schedule 4 hereto or in the Requested Exception Report delivered with respect to any other Purchased Asset [and (ii) with respect to the funding of a Future Funding Advance, Seller shall be deemed to have represented and warranted that all of the conditions to funding of such advance set forth in Section [ ] of the Governing Agreement have been satisfied (and no conditions have been waived, except as has been previously disclosed by Seller to Buyers in writing)].

Fixed/Floating: [Floating]

Coupon: [ ]%

Term of Loan including Extension Options: [ ],[ ]

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Amortization (e.g., IO, full amortization, etc.): [ ]-year amortization[, with [ ]-month IO.]

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Schedule 2 to Confirmation Statement

[to be attached]

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Schedule 3 to Confirmation Statement

Wiring Instructions [to be attached]

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Schedule 4 to Confirmation Statement

Requested Exceptions Report [to be attached]

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EXHIBIT II

AUTHORIZED REPRESENTATIVES OF SELLER

Name	Specimen Signature
Priyanka Garg
J. Michael McGillis
J.D Siegel

EXHIBIT III-A

MONTHLY REPORTING PACKAGE

The Monthly Reporting Package shall include, inter alia, the following:

•
A listing of all Purchased Assets reflecting (i) the payment status of each Purchased Asset and any material changes in the financial or other condition of each Purchased Asset, including, without limitation any new or ongoing litigation; and (ii) any representation and/or warranty breaches under the Purchased Asset Documents.

•
Any and all financial statements, rent rolls, any other financial reports or certificates, or other material information received from the borrowers related to each Purchased Asset, provided that to the extent the related Purchased Asset Documents provide that the related borrower shall provide such information to Seller other than on a monthly basis, Seller shall provide any such information to Administrative Agent, on behalf of Buyers, promptly upon Seller’s receipt thereof.

•
A listing of any existing Potential Events of Default.

•
A remittance report containing servicing information, including without limitation, the amount of each periodic payment due, the amount of each periodic payment received, the date of receipt, the date due, and whether there has been any material adverse change to the real property, on a loan by loan basis and in the aggregate, with respect to the Purchased Assets serviced by any servicer (such remittance report, a “Servicing Tape”), or to the extent any servicer does not provide any such Servicing Tape, a remittance report containing the servicing information that would otherwise be set forth in the Servicing Tape.

•
All other information as Administrative Agent, on behalf of Buyers, from time to time, may reasonably request with respect to Seller or any Purchased Asset, obligor or Underlying Mortgaged Property.

•
The floating rate benchmark or index used to determine interest payments in respect of such Purchased Asset for the preceding calendar month.

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EXHIBIT III-B

QUARTERLY REPORTING PACKAGE

The Quarterly Reporting Package shall include, inter alia, the following:

•
Consolidated unaudited financial statements of Guarantor presented fairly in accordance with GAAP or, if such financial statements being delivered have been filed with the SEC pursuant to the requirements of the 1934 Act, or similar state securities laws, presented in accordance with applicable statutory and/or regulatory requirements and delivered to Administrative Agent, on behalf of Buyers, within the same time frame as are required to be filed in accordance with such applicable statutory or regulatory requirements, in either case accompanied by a Covenant Compliance Certificate, including a statement of operations and a statement of changes in cash flows for such quarter and statement of net assets as of the end of such quarter, and certified as being true and correct by a Covenant Compliance Certificate.

•
Quarterly asset management reports.

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EXHIBIT III-C

ANNUAL REPORTING PACKAGE

The Annual Reporting Package shall include, inter alia, the following:

•
Guarantor’s consolidated audited financial statements, prepared by a nationally recognized independent certified public accounting firm and presented fairly in accordance with GAAP or, if such financial statements being delivered have been filed with the SEC pursuant to the requirements of the 1934 Act, or similar state securities laws, presented in accordance with applicable statutory and/or regulatory requirements and delivered to Administrative Agent, on behalf of Buyers, within the same time frame as are required to be filed in accordance with such applicable statutory and/or regulatory requirements, in either case accompanied by a Covenant Compliance Certificate, including a statement of operations and a statement of changes in cash flows for such year and statement of net assets as of the end of such year accompanied by an unqualified report of the nationally recognized independent certified public accounting firm that prepared them.

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EXHIBIT IV

FORM OF POWER OF ATTORNEY

Know All Men by These Presents, that CMTG GS FINANCE LLC, a Delaware limited liability company (“Seller”), does hereby appoint GOLDMAN SACHS BANK USA, a New York state-chartered bank, as administrative agent on behalf of Buyers (in such capacity, together with its permitted successors and assigns “Administrative Agent”), its attorney in fact to act in Seller’s name, place and stead in any way that Seller could do, if an Event of Default has occurred and is continuing, with respect to (i) the completion of any endorsements of documents or instruments relating to the Purchased Assets, including without limitation, any transfer documents related thereto and any written notices to underlying obligors to effectuate a legal transfer of the Purchased Assets, (ii) the recordation of any instruments relating to such Purchased Assets, (iii) the preparation and filing, in form and substance satisfactory to Administrative Agent, of such financing statements, continuation statements, and other uniform commercial code forms, as Administrative Agent may from time to time, reasonably consider necessary to create, perfect, and preserve Administrative Agent’s, on behalf of Buyers, security interest in the Purchased Assets, and (iv) the enforcement of Seller’s rights under the Purchased Assets purchased by Administrative Agent, on behalf of Buyers, pursuant to the Amended and Restated Master Repurchase and Securities Contract Agreement, dated as of March 7, 2022 (the “Master Repurchase and Securities Contract Agreement”), among Administrative Agent, GOLDMAN SACHS BANK USA, a New York state-chartered bank (in such capacity, and together with such other financial institutions from time to time party thereto and their respective successors and assigns, collectively “Buyers” and individually, each a “Buyer”) and Seller, and to take such other steps as may be necessary or desirable to enforce the rights of Administrative Agent, on behalf of Buyers, against such Purchased Assets, the related Purchased Asset Files and the Servicing Records to the extent that Seller is permitted by law to act through an agent.

TO INDUCE ANY THIRD PARTY TO ACT HEREUNDER, SELLER HEREBY AGREES THAT ANY THIRD PARTY RECEIVING A DULY EXECUTED COPY OR FACSIMILE OF THIS INSTRUMENT MAY ACT HEREUNDER, AND THAT REVOCATION OR TERMINATION HEREOF SHALL BE INEFFECTIVE AS TO SUCH THIRD PARTY UNLESS AND UNTIL ACTUAL NOTICE OR KNOWLEDGE OR SUCH REVOCATION OR TERMINATION SHALL HAVE BEEN RECEIVED BY SUCH THIRD PARTY, AND SELLER ON ITS OWN BEHALF AND ON BEHALF OF SELLER’S ASSIGNS, HEREBY AGREES TO INDEMNIFY AND HOLD HARMLESS ANY SUCH THIRD PARTY FROM AND AGAINST ANY AND ALL CLAIMS THAT MAY ARISE AGAINST SUCH THIRD PARTY BY REASON OF SUCH THIRD PARTY HAVING RELIED ON THE PROVISIONS OF THIS INSTRUMENT.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

IN WITNESS WHEREOF, Seller has caused this Power of Attorney to be executed as a deed this 7th day of March, 2022.

[SIGNATURES ON THE FOLLOWING PAGE]

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CMTG GS FINANCE LLC, a Delaware limited liability company

By: Name:

Title:

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EXHIBIT V

REPRESENTATIONS AND WARRANTIES REGARDING THE PURCHASED ASSETS

With respect to each Purchased Asset and the related Underlying Mortgaged Property or Underlying Mortgaged Properties, on the related Purchase Date and at all times while this Agreement and any Transaction contemplated hereunder is in effect, Seller shall be deemed to make the following representations and warranties to Administrative Agent, on behalf of Buyers, as of such date; provided, however, that, with respect to any Purchased Asset, such representations and warranties shall be deemed to be modified by any Exception Report delivered by Seller to Administrative Agent, on behalf of Buyers, prior to the issuance of a Confirmation with respect thereto.

(1)
Whole Loan; Ownership of Purchased Assets. Each Purchased Asset is an Eligible Asset. At the time of the sale, transfer and assignment to Administrative Agent, on behalf of Buyers, no Mortgage Note or Mortgage was subject to any assignment (other than assignments to Seller), participation or pledge, and Seller had good title to, and was the sole owner of, each Purchased Asset free and clear of any and all liens, charges, pledges, encumbrances, participations, any other ownership interests on, in or to such Purchased Asset. Seller has full right and authority to sell, assign and transfer each Purchased Asset, and the assignment to Administrative Agent, on behalf of Buyers, constitutes a legal, valid and binding assignment of such Purchased Asset free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Purchased Asset.

(2)
Loan Document Status. Each related Mortgage Note, Mortgage, Assignment of Leases (if a separate instrument), guaranty and other agreement executed by or on behalf of the related Mortgagor, guarantor or other obligor in connection with such Purchased Asset is the legal, valid and binding obligation of the related Mortgagor, guarantor or other obligor (subject to any non- recourse provisions contained in any of the foregoing agreements and any applicable state anti- deficiency, one-action or market value limit deficiency legislation), as applicable, and is enforceable in accordance with its terms, except (a) as such enforcement may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (b) that certain provisions in such Purchased Asset Documents (including, without limitation, provisions requiring the payment of default interest, late fees or prepayment/yield maintenance or prepayment fees, charges and/or premiums) are, or may be, further limited or rendered unenforceable by or under applicable law, but (subject to the limitations set forth in clause (a) above) such limitations or unenforceability will not render such Purchased Asset Documents invalid as a whole or materially interfere with the mortgagee’s realization of the principal benefits and/or security provided thereby (clauses (a) and (b) collectively, the “Standard Qualifications”). Except as set forth in the immediately preceding sentences, there is no valid offset, defense, counterclaim or right of rescission available to the related borrower with respect to any of the related Mortgage Notes, Mortgages or other Purchased Asset Documents, including, without limitation, any such valid offset, defense, counterclaim or right based on intentional fraud by Seller in connection with the origination of the Purchased Asset, that would deny the mortgagee the principal benefits intended to be provided by the Mortgage Note, Mortgage or other Purchased Asset Documents.

(3)
Mortgage Provisions. The Purchased Asset Documents for each Purchased Asset contain provisions that render the rights and remedies of the holder thereof adequate for the practical

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realization against the Underlying Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure subject to the limitations set forth in the Standard Qualifications.

(4)
Hospitality Provisions. The Purchased Asset Documents for each Purchased Asset that is secured by a hospitality property operated pursuant to a franchise agreement includes an executed comfort letter or similar agreement signed by the Mortgagor and franchisor of such property enforceable against such franchisor, either directly or as an assignee of the originator. The Mortgage or related security agreement for each Purchased Asset secured by a hospitality property creates a security interest in the revenues of such property for which a UCC financing statement has been filed in the appropriate filing office.

(5)
Mortgage Status; Waivers and Modifications. Since origination and except by written instruments set forth in the related Purchased Asset File or as otherwise provided in the related Purchased Asset Documents (a) the material terms of such Mortgage, Mortgage Note, guaranty, participation agreement, if applicable, and related Purchased Asset Documents have not been waived, impaired, modified, altered, satisfied, canceled, subordinated or rescinded in any respect that could have a material adverse effect on Purchased Asset; (b) no related Underlying Mortgaged Property or any portion thereof has been released from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage or the use or operation of the remaining portion of such Underlying Mortgaged Property; and (c) neither the related borrower nor the related guarantor nor the related participating Person has been released from its material obligations under the Purchased Asset Documents. With respect to each Purchased Asset, except as contained in a written document included in the Purchased Asset File, there have been no modifications, amendments or waivers, that could be reasonably expected to have a material adverse effect on such Purchased Asset consented to by Seller.

(6)
Lien; Valid Assignment. Subject to the Standard Qualifications, each assignment of Mortgage and assignment of Assignment of Leases to Administrative Agent, on behalf of Buyers, constitutes a legal, valid and binding assignment to Administrative Agent, on behalf of Buyers. Each related Mortgage and Assignment of Leases is freely assignable without the consent of the related Mortgagor. Each related Mortgage is a legal, valid and enforceable first lien on the related Mortgagor’s fee or leasehold interest in the Underlying Mortgaged Property in the principal amount of such Purchased Asset or allocated loan amount (subject only to Permitted Encumbrances, except as the enforcement thereof may be limited by the Standard Qualifications. Such Underlying Mortgaged Property (subject to and excepting Permitted Encumbrances) is free and clear of any recorded mechanics’ liens, recorded materialmen’s liens and other recorded encumbrances, and no rights exist which under law could give rise to any such lien or encumbrance that would be prior to or equal with the lien of the related Mortgage, except those which are bonded over, escrowed for or insured against by a lender’s title insurance policy (as described below). Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Purchased Asset establishes and creates a valid and enforceable lien on property described therein, except as such enforcement may be limited by Standard Qualifications subject to the limitations described in Paragraph (9) below. Notwithstanding anything herein to the contrary, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC financing statements is required in order to effect such perfection.

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(7)
Permitted Liens; Title Insurance. Each Underlying Mortgaged Property securing a Purchased Asset is covered by a Title Policy in the original principal amount of such Purchased Asset (or with respect to a Purchased Asset secured by multiple properties, an amount equal to at least the allocated loan amount with respect to the Title Policy for each such property) after all advances of principal (including any advances held in escrow or reserves), that insures for the benefit of the owner of the indebtedness secured by the Mortgage, the first priority lien of the Mortgage, which lien is subject only to Permitted Encumbrances. None of the Permitted Encumbrances are mortgage liens that are senior to or coordinate and co-equal with the lien of the related Mortgage. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no claims have been made by Seller thereunder and no claims have been paid thereunder. Neither Seller, nor to Seller’s knowledge, any other holder of the Purchased Asset, has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Each Title Policy contains no exclusion for, or affirmatively insures (except for any Underlying Mortgaged Property located in a jurisdiction where such affirmative insurance is not available in which case such exclusion may exist), (a) that the area shown on the survey is the same as the property legally described in the Mortgage and (b) to the extent that the Underlying Mortgaged Property consists of two or more adjoining parcels, such parcels are contiguous.

(8)
Junior Liens. There are no subordinate mortgages or junior liens securing the payment of money encumbering the related Underlying Mortgaged Property (other than Permitted Encumbrances). Seller has no knowledge of any mezzanine debt secured directly by interests in the related Mortgagor.

(9)
Assignment of Leases. There exists as part of the related Purchased Asset File an Assignment of Leases (either as a separate instrument or incorporated into the related Mortgage). Subject to the Permitted Encumbrances, each related Assignment of Leases creates a valid first-priority collateral assignment of, or a valid first-priority lien or security interest in, rents and certain rights under the related lease or leases, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property, except as the enforcement thereof may be limited by the Standard Qualifications. No Person other than the related Mortgagor owns any interest in any payments due under such lease or leases that is superior to or of equal priority with the lender’s interest therein. The related Mortgage or related Assignment of Leases, subject to applicable law, provides that, upon an event of default under the Purchased Asset, a receiver is permitted to be appointed for the collection of rents or for the related mortgagee to enter into possession to collect the rents or for rents to be paid directly to the mortgagee.

(10)
UCC Filings. Seller has filed and/or recorded or caused to be filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and/or recording), UCC-1 financing statements in the appropriate public filing and/or recording offices necessary at the time of the origination of the Purchased Asset to perfect a valid security interest in all items of physical personal property reasonably necessary to operate such Underlying Mortgaged Property owned by such Mortgagor and located on the related Underlying Mortgaged Property (other than any non-material personal property, any personal property subject to a purchase money security interest, a sale and leaseback financing arrangement as permitted under the terms of the related Purchased Asset Documents or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, as the case may be. Subject to the Standard Qualifications, each related Mortgage (or equivalent document) creates a valid and enforceable lien and security interest on the items of personalty described above. No representation is made as to the perfection of any security

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interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC-1 financing statements are required in order to effect such perfection. Each UCC-1 financing statement, if any, filed with respect to personal property constituting a part of the related Underlying Mortgaged Property and each UCC-2 or UCC-3 assignment, if any, of such financing statement to Seller was in suitable form for filing in the filing office in which such financing statement was filed.

(11)
Condition of Property. Seller or the originator of the Purchased Asset inspected or caused to be inspected each related Underlying Mortgaged Property within six months of origination of the Purchased Asset and within twelve months of the Purchased Date. An engineering report or property condition assessment was prepared in connection with the origination of each Purchased Asset no more than twelve months prior to the Purchase Date. To Seller’s knowledge, based solely upon due diligence customarily performed in connection with the origination of comparable mortgage loans, each related Underlying Mortgaged Property was (a) free and clear of any material damage, (b) in good repair and condition and (c) is free of structural defects, except in each case (i) for any damage or deficiencies that would not materially and adversely affect the use, operation or value of such Underlying Mortgaged Property as security for the Purchased Asset, (ii) if such repairs have been completed or (iii) if escrows in an aggregate amount consistent with the standards utilized by Seller with respect to similar loans its holds for its own account have been established, which escrows will in all events be in an aggregate amount not less than the estimated cost of such repairs. Seller has no knowledge of any material issues with the physical condition of the Underlying Mortgaged Property that Seller believes would have a material adverse effect on the use, operation or value of the Underlying Mortgaged Property other than those disclosed in the engineering report and those addressed in clauses (i),

(ii) and (iii) above.

(12)
Taxes and Assessments. All real estate taxes, governmental assessments and other similar outstanding governmental charges (including, without limitation, water and sewage charges), or installments thereof, that could be a lien on the related Underlying Mortgaged Property that would be of equal or superior priority to the lien of the Mortgage and that prior to the Purchase Date have become delinquent in respect of each related Underlying Mortgaged Property have been paid, or, if the appropriate amount of such taxes or charges is being appealed or is otherwise in dispute, an escrow of funds has been established in an amount sufficient to cover such payments and reasonably estimated interest and penalties, if any, thereon. For purposes of this Paragraph (12), real estate taxes and governmental assessments and other outstanding governmental charges and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

(13)
Condemnation. As of the date of origination and to Seller’s knowledge as of the Purchase Date, there is no proceeding pending, and, to Seller’s knowledge as of the date of origination and as of the Purchased Date, there is no proceeding threatened, for the total or partial condemnation of such Underlying Mortgaged Property that would have a material adverse effect on the value, use or operation of the Underlying Mortgaged Property.

(14)
Actions Concerning Purchased Asset. As of the date of origination and to Seller’s knowledge as of the Purchase Date, there was no pending, filed or threatened action, suit or proceeding, arbitration or governmental investigation involving any Mortgagor, guarantor, or the Underlying Mortgaged Property, an adverse outcome of which would reasonably be expected to materially and adversely affect (a) such Mortgagor’s title to the Underlying Mortgaged Property, (b) the validity or enforceability of the Mortgage, (c) such Mortgagor’s ability to perform under the

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related Purchased Asset Documents, (d) such guarantor’s ability to perform under the related guaranty, (e) the use, operation or value of the Underlying Mortgaged Property, (f) the principal benefit of the security intended to be provided by the Purchased Asset Documents, (g) the current ability of the Underlying Mortgaged Property to generate net cash flow sufficient to service such Purchased Asset or (h) the current principal use of the Underlying Mortgaged Property.

(15)
Escrow Deposits. All escrow deposits and payments required to be escrowed with lender pursuant to the Purchased Asset Documents are in the possession, or under the control, of Seller or its servicer, and there are no deficiencies (subject to any applicable grace or cure periods) in connection therewith, and all such escrows and deposits (or the right thereto) that are required to be escrowed with lender under the related Purchased Asset Documents are being conveyed by Seller to Administrative Agent, on behalf of Buyers, or its servicer. Any and all requirements under the Purchased Asset Documents as to completion of any material improvements and as to disbursements of any funds escrowed for such purpose, which requirements were to have been complied with on or before the Purchase Date, have been complied with in all material respects or the funds so escrowed have not been released. No other escrow amounts have been released except in accordance with the terms and conditions of the Purchased Asset Documents.

(16)
No Holdbacks. The principal balance of the Purchased Asset set forth on the Purchased Asset Schedule has been fully disbursed, except for any future funding per the Purchased Asset Documents, as of the Purchase Date and there is no requirement for future advances thereunder (except in those cases where the full amount of the Purchased Asset has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Underlying Mortgaged Property, the Mortgagor or other considerations determined by Seller to merit such holdback), and any requirements or conditions to disbursements of any loan proceeds held in escrow have been satisfied with respect to any disbursements of any such escrow fund made on or prior to the date hereof.

(17)
Insurance. Each related Underlying Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by a property insurance policy providing coverage for loss in accordance with coverage found under a “special cause of loss form” or “all risk form” that includes replacement cost valuation issued by an insurer meeting the requirements of the related Purchased Asset Documents and having a claims-paying or financial strength rating of any one of the following: (i) at least “A-:VII” from A.M. Best Company, Inc., (ii) at least “A3” (or the equivalent) from Moody’s or (iii) at least “A-” from Standard & Poor’s (collectively, the “Insurance Rating Requirements”), in an amount (subject to a customary deductible) not less than the lesser of (1) the original principal balance of the Purchased Asset and (2) the full insurable value on a replacement cost basis of the improvements, furniture, furnishings, fixtures and equipment owned by the Mortgagor and included in the Underlying Mortgaged Property (with no deduction for physical depreciation), but, in any event, not less than the amount necessary or containing such endorsements as are necessary to avoid the operation of any coinsurance provisions with respect to the related Underlying Mortgaged Property.

Each related Underlying Mortgaged Property is also covered, and required to be covered pursuant to the related Loan Documents, by business interruption or rental loss insurance which (subject to a customary deductible) (i) covers a period of not less than 12 months (or with respect to each Purchased Asset on a single asset with a principal balance of $50 million or more, 18 months);

(ii) for a Purchased Asset with a principal balance of $50 million or more, contains a 180 day “extended period of indemnity”; and (iii) covers the actual loss sustained during restoration.

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If any material part of the improvements, exclusive of a parking lot, located on a Underlying Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, the related Mortgagor is required to maintain insurance in the maximum amount available under the National Flood Insurance Program, plus such additional excess flood coverage in an amount as is generally required by prudent institutional commercial mortgage lenders originating mortgage loans for securitization.

If windstorm and/or windstorm related perils and/or “named storms” are excluded from the primary property damage insurance policy, the Underlying Mortgaged Property is insured by a separate windstorm insurance policy issued by an insurer meeting the Insurance Rating Requirements or endorsement covering damage from windstorm and/or windstorm related perils and/or named storms in an amount at least equal to 100% of the full insurable value on a replacement cost basis of the improvements and personalty and fixtures included in the related Underlying Mortgaged Property by an insurer meeting the Insurance Rating Requirement.

The Underlying Mortgaged Property is covered, and required to be covered pursuant to the related Purchased Asset Documents, by a commercial general liability insurance policy issued by an insurer meeting the Insurance Rating Requirements including coverage for property damage, contractual damage and personal injury (including bodily injury and death) in amounts as are generally required by a prudent institutional commercial mortgage lender for loans originated for securitization, and in any event not less than $1 million per occurrence and $2 million in the aggregate.

An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing either the scenario expected limit (the “SEL”) or the probable maximum loss (the “PML”) for the Underlying Mortgaged Property in the event of an earthquake. In such instance, the SEL or PML, as applicable, was based on a 475-year return period, an exposure period of 50 years and a 10% probability of exceedance. If the resulting report concluded that the SEL or PML, as applicable, would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Underlying Mortgaged Property was obtained by an insurer rated at least “A:VII” by A.M. Best Company, Inc. or “A3” (or the equivalent) from Moody’s or “A-” by Standard & Poor’s in an amount not less than 150% of the SEL or PML, as applicable.

The Purchased Asset Documents require insurance proceeds in respect of a property loss to be applied either (a) to the repair or restoration of all or part of the related Underlying Mortgaged Property, with respect to all property losses in excess of 5% of the then outstanding principal amount of the related Purchased Asset, the lender (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses, or (b) to the reduction of the outstanding principal balance of such Purchased Asset together with any accrued interest thereon.

All premiums on all insurance policies referred to in this Paragraph (17) required to be paid as of the Purchase Date have been paid, and such insurance policies name the lender under the Purchased Asset and its successors and assigns as a loss payee under a mortgagee endorsement clause or, in the case of the general liability insurance policy, as named or additional insured. Such insurance policies will inure to the benefit of Administrative Agent, on behalf of Buyers. Each related Purchased Asset obligates the related Mortgagor to maintain all such insurance and, at such Mortgagor’s failure to do so, authorizes the lender to maintain such insurance at the Mortgagor’s cost and expense and to charge such Mortgagor for related premiums and other

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related expenses, including reasonable attorney’s fees. All such insurance policies (other than commercial liability policies) require at least 10 days’ prior notice to the lender of termination or cancellation arising because of nonpayment of a premium and at least 30 days prior notice to the lender of termination or cancellation (or such lesser period, not less than 10 days, as may be required by applicable law) arising for any reason other than non-payment of a premium and no such notice has been received by Seller.

(18)
Access; Utilities; Separate Tax Lots. Each Underlying Mortgaged Property (a) is located on or adjacent to a public road and has direct legal access to such road, or has access via an irrevocable easement or irrevocable right of way permitting ingress and egress to/from a public road, (b) is served by or has uninhibited access rights to public or private water and sewer (or well and septic) and all required utilities, all of which are appropriate for the current use of the Underlying Mortgaged Property, and (c) constitutes one or more separate tax parcels which do not include any property which is not part of the Underlying Mortgaged Property or is subject to an endorsement under the related Title Policy insuring the Underlying Mortgaged Property, or in certain cases, an application has been, or will be, made to the applicable governing authority for creation of separate tax lots, in which case the Purchased Asset Documents require the Mortgagor to escrow an amount sufficient to pay taxes for the existing tax parcel of which the Underlying Mortgaged Property is a part until the separate tax lots are created or the non-recourse carveout guarantor under the Purchased Asset Documents has indemnified the mortgagee for any loss suffered in connection therewith.

(19)
No Encroachments. To Seller’s knowledge based solely on surveys obtained in connection with origination (which may have been a previously existing “as built” survey) and the lender’s Title Policy (or, if such policy is not yet issued, a pro forma title policy, a preliminary title policy with escrow instructions or a “marked up” commitment) obtained in connection with the origination of each Purchased Asset, all material improvements that were included for the purpose of determining the appraised value of the related Underlying Mortgaged Property at the time of the origination of such Purchased Asset are within the boundaries of the related Underlying Mortgaged Property, except encroachments that do not materially and adversely affect the value or current use of such Underlying Mortgaged Property or for which insurance or endorsements were obtained under the Title Policy. No improvements on adjoining parcels encroach onto the related Underlying Mortgaged Property except for encroachments that do not materially and adversely affect the value or current use of such Underlying Mortgaged Property or for which insurance or endorsements were obtained under the Title Policy. No material improvements encroach upon any easements except for encroachments the removal of which would not materially and adversely affect the value or current use of such Underlying Mortgaged Property or for which insurance or endorsements have been obtained under the Title Policy.

(20)
No Contingent Interest or Equity Participation. No Purchased Asset has a shared appreciation feature, any other contingent interest feature or a negative amortization feature (except that an anticipated repayment date loan may provide for the accrual of the portion of interest in excess of the rate in effect prior to the anticipated Repayment Date) or an equity participation by Seller.

(21)
REMIC. The Purchased Asset is a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code (but determined without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2) that treats certain defective mortgage loans as qualified mortgages), and, accordingly, (a) the issue price of the Purchased Asset to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Purchased Asset and (b) either: (i) such Purchased Asset is secured by an interest in real property (including buildings and structural components thereof, but excluding personal property) having a fair market value (A) at the date

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the Purchased Asset was originated at least equal to 80% of the adjusted issue price of the Purchased Asset on such date or (B) at the Purchase Date at least equal to 80% of the adjusted issue price of the Purchased Asset on such date, provided that, for purposes hereof, the fair market value of the real property interest must first be reduced by (1) the amount of any lien on the real property interest that is senior to the Purchased Asset and (2) a proportionate amount of any lien that is in parity with the Purchased Asset; or (ii) substantially all of the proceeds of such Purchased Asset were used to acquire, improve or protect the real property which served as the only security for such Purchased Asset (other than a recourse feature or other third-party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)). If the Purchased Asset was “significantly modified” prior to the Purchase Date so as to result in a taxable exchange under Section 1001 of the Code, it either (i) was modified as a result of the default or reasonably foreseeable default of such Purchased Asset or (ii) satisfies the provisions of either clause (b)(i)(A) above (substituting the date of the last such modification for the date the Purchased Asset was originated) or clause (b)(i)(B), including the proviso thereto. Any prepayment premium and yield maintenance charges applicable to the Purchased Asset constitute “customary prepayment penalties” within the meaning of Treasury Regulations Section 1.860G- 1(b)(2). All terms used in this Paragraph (21) shall have the same meanings as set forth in the related Treasury Regulations.

(22)
Compliance with Usury Laws. The interest rate (exclusive of any default interest, late charges, yield maintenance charges, exit fees, or prepayment premiums) of such Purchased Asset complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

(23)
Authorized to do Business. To the extent required under applicable law, as of the Purchase Date and as of each date that such entity held the Mortgage Note, each holder of the Mortgage Note was authorized to transact and do business in the jurisdiction in which each related Underlying Mortgaged Property is located, or the failure to be so authorized does not materially and adversely affect the enforceability of such Purchased Asset by Administrative Agent, on behalf of Buyers.

(24)
Trustee under Deed of Trust. With respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with the Mortgage and applicable law or may be substituted in accordance with the Mortgage and applicable law by the related mortgagee, and except in connection with a trustee’s sale after a default by the related Mortgagor or in connection with any full or partial release of the related Underlying Mortgaged Property or related security for such Purchased Asset, and except in connection with a trustee’s sale after a default by the related Mortgagor, no fees are payable to such trustee except for de minimis fees paid.

(25)
Local Law Compliance. To Seller’s knowledge, based upon any of a letter from any governmental authorities, a legal opinion, an architect’s letter, a zoning consultant’s report, an endorsement to the related Title Policy, or other affirmative investigation of local law compliance consistent with the investigation conducted by Seller for similar commercial, multifamily and manufactured housing community mortgage loans intended for securitization, with respect to the improvements located on or forming part of each Underlying Mortgaged Property securing a Purchased Asset, there are no material violations of applicable laws, zoning ordinances, rules, covenants, building codes, restrictions and land laws (collectively, “Zoning Regulations”) other than those which (i) constitute a legal non-conforming use or structure, as to which the Underlying Mortgaged Property may be restored or repaired to the full extent necessary to maintain the use of the structure immediately prior to a casualty or the inability to restore or

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repair to the full extent necessary to maintain the use or structure immediately prior to the casualty would not materially and adversely affect the use or operation of the Underlying Mortgaged Property, (ii) are insured by the Title Policy or other insurance policy, (iii) are insured by law and ordinance insurance coverage in amounts customarily required by prudent commercial mortgage lenders for loans originated for securitization that provides coverage for additional costs to rebuild and/or repair the property to current Zoning Regulations or (iv) would not have a material adverse effect on the Purchased Asset. The terms of the Purchased Asset Documents require the Mortgagor to comply in all material respects with all applicable governmental regulations, zoning and building laws.

(26)
Licenses and Permits. Each Mortgagor covenants in the Purchased Asset Documents that it shall keep all material licenses, permits, franchises, certificates of occupancy, consents and applicable governmental authorizations necessary for its operation of the Underlying Mortgaged Property in full force and effect, and to Seller’s knowledge based upon a letter from any government authorities or other affirmative investigation of local law compliance consistent with the investigation conducted by Seller for similar commercial, multifamily and manufactured housing community mortgage loans intended for securitization, all such material licenses, permits and applicable governmental authorizations are in effect. The Purchased Asset Documents require the related Mortgagor to be qualified to do business in the jurisdiction in which the related Underlying Mortgaged Property is located and for the Mortgagor and the Underlying Mortgaged Property to be in compliance in all material respects with all regulations, zoning and building laws.

(27)
Recourse Obligations. The Purchased Asset Documents for each Purchased Asset provide that such Purchased Asset is non-recourse to the related parties thereto except that: (a) the related Mortgagor and a guarantor (which is a natural person or persons, or an entity distinct from the Mortgagor (but may be affiliated with Mortgagor) that has assets other than equity in the related Underlying Mortgaged property that are not de minimis) shall be fully liable for losses, liabilities, costs and damages arising from certain acts of the related Mortgagor and/or its principals specified in the related Purchased Asset Documents, which acts generally include the following:

(i) acts of fraud or intentional material misrepresentation, (ii) misappropriation of rents (following an event of default), insurance proceeds or condemnation awards, (iii) intentional material physical waste of the Underlying Mortgaged Property, (iv) intentional misconduct and (v) any breach of the environmental covenants contained in the related Loan Documents, and (b) the Purchased Asset shall become full recourse to the related Mortgagor and a guarantor (which is a natural person or persons, or an entity distinct from the Mortgagor (but may be affiliated with Mortgagor) that has assets other than equity in the related Underlying Mortgaged Property that are not de minimis), upon any of the following events: (i) if any petition for bankruptcy, insolvency, dissolution or liquidation pursuant to federal bankruptcy law, or nay similar federal or state law, shall be filed, consented to, or acquiesced in by the Mortgagor, (ii) Mortgagor and/or its principals shall have colluded with other creditors to cause an involuntary bankruptcy filing with respect to the Mortgagor or (iii) upon the transfer of either the Underlying Mortgaged Property or equity interests in Mortgagor made in violation of the Purchased Asset Documents.

(28)
Mortgage Releases. The terms of the related Mortgage or related Purchased Asset Documents do not provide for release of any material portion of the Underlying Mortgaged Property from the lien of the Mortgage except (a) a partial release, accompanied by principal repayment of not less than a specified percentage at least equal to the lesser of (i) 115% of the related allocated loan amount of such portion of the Underlying Mortgaged Property and (ii) the outstanding principal balance of the Purchased Asset, (b) upon payment in full of such Purchased Asset, (c) releases of out-parcels that are unimproved or other portions of the Underlying Mortgaged Property which

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will not have a material adverse effect on the underwritten value of the Underlying Mortgaged Property and which were not afforded any material value in the appraisal obtained at the origination of the Purchased Asset and are not necessary for physical access to the Underlying Mortgaged Property or compliance with zoning requirements, or (d) as required pursuant to an order of condemnation. With respect to any partial release under the preceding clause (a) or (d), either: (i) such release of collateral (A) would not constitute a “significant modification” of the subject Purchased Asset within the meaning of Treasury Regulations Section 1.860G-2(b)(2) and

(B) would not cause the subject Purchased Asset to fail to be a “qualified mortgage” within the meaning of Section 860G(a)(3)(A) of the Code; or (ii) the mortgagee or servicer can, in accordance with the related Purchased Asset Documents, condition such release of collateral on the related Mortgagor’s delivery of an opinion of tax counsel to the effect specified in the immediately preceding clause (i). For purposes of the preceding clause (i), if the fair market value of the real property constituting such Underlying Mortgaged Property after the release is not equal to at least 80% of the principal balance of the Purchased Asset outstanding after the release, the Mortgagor is required to make a payment of principal in an amount not less than the amount required by the provisions governing a “real estate mortgage investment conduit” as defined in Section 860D of the Code (the “REMIC Provisions”).

In the event of a taking of any portion of a Underlying Mortgaged Property by a State or any political subdivision or authority thereof, whether by legal proceeding or by agreement, the Mortgagor can be required to pay down the principal balance of the Purchased Asset in an amount not less than the amount required by the REMIC Provisions and, to such extent, awards are not required to be applied to the restoration of the Underlying Mortgaged Property or to be released to the Mortgagor, if, immediately after the release of such portion of the Underlying Mortgaged Property from the lien of the Mortgage (but taking into account the planned restoration) the fair market value of the real property constituting the remaining Underlying Mortgaged Property is not equal to at least 80% of the remaining principal balance of the Purchased Asset.

No such Purchased Asset that is secured by more than one Underlying Mortgaged Property or that is cross-collateralized with another Purchased Asset permits the release of cross- collateralization of the related Mortgaged Properties, other than in compliance with the REMIC Provisions.

(29)
Financial Reporting and Rent Rolls. The Purchased Asset Documents for each Purchased Asset require the Mortgagor to provide the owner or holder of the Mortgage with quarterly (other than for single-tenant properties) and annual operating statements, and quarterly (other than for single- tenant properties) rent rolls for properties that have leases contributing more than 5% of the in- place base rent and annual financial statements, which annual financial statements with respect to each Purchased Asset with more than one Mortgagor are in the form of an annual combined balance sheet of the Mortgagor entities (and no other entities), together with the related combined statements of operations, members’ capital and cash flows, including a combining balance sheet and statement of income for the Mortgaged Properties on a combined basis.

(30)
Acts of Terrorism Exclusion. With respect to each Purchased Asset over $20 million, the related special-form all-risk insurance policy and business interruption policy (issued by an insurer meeting the Insurance Rating Requirements) do not specifically exclude Acts of Terrorism, as defined in the Terrorism Risk Insurance Act of 2002, as amended by the Terrorism Risk Insurance Program Reauthorization Act of 2007 (collectively, the “TRIA”), from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each other Purchased Asset, the related special-form all-risk insurance policy and business

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interruption policy (issued by an insurer meeting the Insurance Rating Requirements) does not specifically exclude Acts of Terrorism, as defined in TRIA, from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each Purchased Asset, the related Purchased Asset Documents do not expressly waive or prohibit the mortgagee from requiring coverage for Acts of Terrorism, as defined in the TRIA, or damages related thereto except to the extent that any right to require such coverage may be limited by commercial availability on commercially reasonable terms; provided, however, that if the TRIA or a similar or subsequent statute is not in effect, then, provided that terrorism insurance is commercially available, the Mortgagor under each Purchased Asset is required to carry terrorism insurance, but in such event the Mortgagor shall not be required to spend on terrorism insurance coverage more than two times the amount of the insurance premium that is payable in respect of the property and business interruption/rental loss insurance required under the related Purchased Asset Documents (without giving effect to the cost of terrorism and earthquake components of such casualty and business interruption/rental loss insurance) at the time of the origination of the Purchased Asset, and if the cost of terrorism insurance exceeds such amount, the borrower is required to purchase the maximum amount of terrorism insurance available with funds equal to such amount.

(31)
Due on Sale or Encumbrance. Subject to specific exceptions set forth below, each Purchased Asset contains a “due on sale” or other such provision for the acceleration of the payment of the unpaid principal balance of such Purchased Asset if, without the consent of the holder of the Mortgage (which consent, in some cases, may not be unreasonably withheld) and/or complying with the requirements of the related Purchased Asset Documents (which provide for transfers without the consent of the lender which are customarily acceptable to prudent commercial and multifamily mortgage lending institutions on the security of property comparable to the related Underlying Mortgaged Property, including, without limitation, transfers of worn-out or obsolete furnishings, fixtures, or equipment promptly replaced with property of equivalent value and functionality and transfers by leases entered into in accordance with the Purchased Asset Documents), (a) the related Underlying Mortgaged Property, or any equity interest of greater than 50% in the related Mortgagor, is directly or indirectly pledged, transferred or sold, other than as related to (i) family and estate planning transfers or transfers upon death or legal incapacity, (ii) transfers to certain affiliates as defined in the related Purchased Asset Documents, (iii) transfers that do not result in a change of Control of the related Mortgagor or transfers of passive interests so long as the guarantor retains Control, (iv) transfers to another holder of direct or indirect equity in the Mortgagor, a specific Person designated in the related Purchased Asset Documents or a Person satisfying specific criteria identified in the related Purchased Asset Documents, such as a qualified equityholder, (v) transfers of stock or similar equity units in publicly traded companies or (vi) a substitution or release of collateral within the parameters of Paragraph (28) herein, or

(vii) to the extent set forth in any Exception Report, by reason of any mezzanine debt that existed at the origination of the related Purchased Asset, or future permitted mezzanine debt in each case as set forth in any Exception Report or (b) the related Underlying Mortgaged Property is encumbered with a subordinate lien or security interest against the related Underlying Mortgaged Property, other than any Permitted Encumbrances. The Mortgage or other Purchased Asset Documents provide that to the extent any rating agency fees are incurred in connection with the review of and consent to any transfer or encumbrance, the Mortgagor is responsible for such payment along with all other reasonable fees and expenses incurred by the Mortgagee relative to such transfer or encumbrance. For purposes of the foregoing representation, “Control” means the power to direct the management and policies of an entity, directly or indirectly, whether through the ownership of voting securities or other beneficial interests, by contract or otherwise.

(32)
Single-Purpose Entity. Each Purchased Asset requires the borrower to be a Single-Purpose Entity for at least as long as the Purchased Asset is outstanding. Both the Purchased Asset Documents

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and the organizational documents of the Mortgagor with respect to each Purchased Asset with a principal amount on the Purchase Date of $5 million or more provide that the borrower is a Single-Purpose Entity, and each Purchased Asset with a principal amount on the Purchase Date of

$20 million or more has a counsel’s opinion regarding non-consolidation of the Mortgagor. For purposes of this Paragraph (32), a “Single-Purpose Entity” shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Purchased Assets and prohibit it from engaging in any business unrelated to such Underlying Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Purchased Asset Documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Underlying Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Purchased Asset Documents, that it has its own books and records and accounts separate and apart from those of any other person, and that it holds itself out as a legal entity, separate and apart from any other person or entity.

(33)
Intentionally Omitted.

(34)
Ground Leases. For purposes of this Exhibit III, a “Ground Lease” shall mean a lease creating a leasehold estate in real property where the fee owner as the ground lessor conveys for a term or terms of years its entire interest in the land and buildings and other improvements, if any, comprising the premises demised under such lease to the ground lessee (who may, in certain circumstances, own the building and improvements on the land), subject to the reversionary interest of the ground lessor as fee owner and does not include industrial development agency (IDA) or similar leases for purposes of conferring a tax abatement or other benefit.

With respect to any Purchased Asset where the Purchased Asset is secured by a leasehold estate under a Ground Lease in whole or in part, and the related Mortgage does not also encumber the related lessor’s fee interest in such Underlying Mortgaged Property, based upon the terms of the Ground Lease and any estoppel or other agreement received from the ground lessor in favor of Seller, its successors and assigns, Seller represents and warrants that:

(a)
(i) the Ground Lease or a memorandum regarding such Ground Lease has been duly recorded or submitted for recordation in a form that is acceptable for recording in the applicable jurisdiction; (ii) the Ground Lease or an estoppel or other agreement received from the ground lessor permits the interest of the lessee to be encumbered by the related Mortgage and does not restrict the use of the related Underlying Mortgaged Property by such lessee, its successors or assigns in a manner that would materially adversely affect the security provided by the related Mortgage and (iii) no material change in the terms of the Ground Lease had occurred since its recordation, except by any written instrument which are included in the related Purchased Asset File;

(b)
the lessor under such Ground Lease has agreed in a writing included in the related Purchased Asset File (or in such Ground Lease) that the Ground Lease may not be amended or modified, or canceled or terminated, without the prior written consent of the lender (except termination or cancellation if (i) notice of a default under the Ground Lease is provided to lender and (ii) such default is curable by lender as provided in the Ground Lease but remains uncured beyond the applicable cure period), and no such consent has been granted by Seller since the origination of the Purchased Asset except as reflected in any written instruments which are included in the related Purchased Asset File;

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(c)
the Ground Lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by either Mortgagor or the mortgagee) that extends not less than 20 years beyond the stated maturity of the related Purchased Asset, or 10 years past the stated maturity if such Purchased Asset fully amortizes by the stated maturity (or with respect to a Purchased Asset that accrues on an actual 360 basis, substantially amortizes);

(d)
the Ground Lease either (i) is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, except for the related fee interest of the ground lessor and the Permitted Encumbrances, or (ii) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor’s fee interest in the Underlying Mortgaged Property is subject;

(e)
the Ground Lease does not place commercially unreasonable restrictions on the identity of the mortgagee and the Ground Lease is assignable to the holder of the Purchased Asset and its successors and assigns without the consent of the lessor thereunder, and in the event it is so assigned, it is further assignable by the holder of the Purchased Asset and its successors and assigns without the consent of the lessor;

(f)
Seller has not received any written notice of material default under or notice of termination of such Ground Lease and, to Seller’s knowledge, there is no material default under such Ground Lease and no condition that, but for the passage of time or giving of notice, would result in a material default under the terms of such Ground Lease and to Seller’s knowledge, such Ground Lease is in full force and effect;

(g)
the Ground Lease or ancillary agreement between the lessor and the lessee requires the lessor to give to the lender written notice of any default, and provides that no notice of default or termination is effective against the lender unless such notice is given to the lender;

(h)
a lender is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease through legal proceedings) to cure any default under the Ground Lease which is curable after the lender’s receipt of notice of any default before the lessor may terminate the Ground Lease;

(i)
the Ground Lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial mortgage lender;

(j)
under the terms of the Ground Lease, an estoppel or other agreement received from the ground lessor and the related Mortgage (taken together), any related insurance proceeds or the portion of the condemnation award allocable to the ground lessee’s interest (other than (i) de minimis amounts for minor casualties or (ii) in respect of a total or substantially total loss or taking as addressed in Paragraph (34)(k) below) will be applied either to the repair or to restoration of all or part of the related Underlying Mortgaged Property with (so long as such proceeds are in excess of the threshold amount specified in the related Purchased Asset Documents) the lender or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment of the outstanding principal balance of the Purchased Asset, together with any accrued interest;

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(k)
in the case of a total or substantially total taking or loss, under the terms of the Ground Lease, an estoppel or other agreement and the related Mortgage (taken together), any related insurance proceeds, or portion of the condemnation award allocable to ground lessee’s interest in respect of a total or substantially total loss or taking of the related Underlying Mortgaged Property to the extent not applied to restoration, will be applied first to the payment of the outstanding principal balance of the Purchased Asset, together with any accrued interest; and

(l)
provided that the lender cures any defaults which are susceptible to being cured, the ground lessor has agreed to enter into a new lease with the lender upon termination of the Ground Lease for any reason, including rejection of the Ground Lease in a bankruptcy proceeding.

(35)
Servicing. The servicing and collection practices used by Seller with respect to the Purchased Asset have been, in all material respects, legal and have met customary industry standards for servicing of similar commercial loans.

(36)
Origination and Underwriting. The origination practices of Seller (or the related originator if Seller was not the originator) with respect to each Purchased Asset have been, in all material respects, legal and as of the date of its origination, such Purchased Asset and the origination thereof complied in all material respects with, or was exempt from, all requirements of federal, state or local laws and regulations relating to the origination of such Purchased Asset. At the time of origination of such Purchased Asset, the origination, due diligence and underwriting performed by or on behalf of Seller in connection with each Purchased Asset complied in all material respects with the terms, conditions and requirements of Seller’s origination, due diligence, underwriting procedures, guidelines and standards for similar commercial and multifamily loans.

(37)
Rent Rolls; Operating Histories. Seller has obtained a rent roll (other than with respect to hospitality properties) certified by the related Mortgagor or the related guarantor(s) as accurate and complete in all material respects as of a date within 180 days of the date of origination of the related Purchased Asset. Seller has obtained operating histories (the “Certified Operating Histories”) with respect to each Underlying Mortgaged Property certified by the related Mortgagor or the related guarantor(s) as accurate and complete in all material respects as of a date within 180 days of the date of origination of the related Purchased Asset. The Certified Operating Histories collectively report on operations for a period equal to (a) at least a continuous three-year period or (b) in the event the Underlying Mortgaged Property was owned, operated or constructed by the Mortgagor or an affiliate for less than three years then for such shorter period of time.

(38)
No Material Default; Payment Record. No Purchased Asset has been more than 30 days delinquent, without giving effect to any grace or cure period, in making required payments since origination, and as of the Purchased Date, no Purchased Asset is delinquent (beyond any applicable grace or cure period) in making required payments. To Seller’s knowledge, there is (a) no, and since origination there has been no, material default, breach, violation or event of acceleration existing under the related Purchased Asset Documents, or (b) no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, which default, breach, violation or event of acceleration, in the case of either clause (a) or (b), materially and adversely affects the value of the Purchased Asset, or the value, use or operation of the related Underlying Mortgaged Property, provided, however, that this Paragraph (38) does not cover any default, breach, violation or event of acceleration that

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specifically pertains to or arises out of an exception scheduled to any other representation and warranty made by Seller in any Exception Report. No person other than the holder of such Purchased Asset may declare any event of default under the Purchased Asset or accelerate any indebtedness under the Purchased Asset Documents.

(39)
Bankruptcy. As of the date of origination of the related Purchased Asset and to Seller’s knowledge as of the Purchase Date, neither the Underlying Mortgaged Property nor any portion thereof is the subject of, and no Mortgagor, guarantor or tenant occupying a single-tenant property is a debtor in state or federal bankruptcy, insolvency or similar proceeding.

(40)
Organization of Mortgagor. With respect to each Purchased Asset, in reliance on certified copies of the organizational documents of the Mortgagor delivered by the Mortgagor in connection with the origination of such Purchased Asset, the Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico. No Purchased Asset has a Mortgagor that is an Affiliate of another borrower.

Seller has obtained an organizational chart or other description of each Mortgagor which identifies all beneficial controlling owners of the Mortgagor (i.e., managing members, general partners or similar controlling person for such Mortgagor) (the “Controlling Owner”) and all owners that hold a 20% or greater direct ownership share (the “Major Sponsors”). Seller (a) required questionnaires to be completed by each Controlling Owner and guarantor or performed other processes designed to elicit information from each Controlling Owner and guarantor regarding such Controlling Owner’s or guarantor’s prior history regarding any bankruptcies or other insolvencies, any felony convictions, and (b) performed or caused to be performed searches of the public records or services such as Lexis/Nexis, or a similar service designed to elicit information about each Controlling Owner, Major Sponsor and guarantor regarding such Controlling Owner’s, Major Sponsor’s or guarantor’s prior history regarding any bankruptcies or other insolvencies, any felony convictions, and provided, however, that manual public records searches were limited to the last 10 years (clauses (a) and (b) collectively, the “Sponsor Diligence”). Based solely on the Sponsor Diligence, to the knowledge of Seller, no Major Sponsor or guarantor (i) was in a state or federal bankruptcy or insolvency proceeding, (ii) had a prior record of having been in a state of federal bankruptcy or insolvency, or (iii) had been convicted of a felony.

(41)
Environmental Conditions. At origination, each Mortgagor represented and warranted that to its knowledge no hazardous materials or any other substances or materials which are included under or regulated by Environmental Laws are located on, or have been handled, manufactured, generated, stored, processed, or disposed of on or released or discharged from the Underlying Mortgaged Property, except for those substances commonly used in the operation and maintenance of properties of kind and nature similar to those of the Underlying Mortgaged Property in compliance with all Environmental Laws and in a manner that does not result in contamination of the Underlying Mortgaged Property or in a material adverse effect on the value, use or operations of the Underlying Mortgaged Property.

A Phase I environmental site assessment (or update of a previous Phase I and or Phase II site assessment) and, with respect to certain Purchased Assets, a Phase II environmental site assessment (collectively, an “ESA”) meeting ASTM requirements was conducted by a reputable environmental consultant in connection with such Purchased Asset within 12 months prior to its origination date (or an update of a previous ESA was prepared), and such ESA either (i) did not identify the existence of recognized “environmental conditions” as such term is defined in ASTM E1527-05 or its successor (the “Environmental Conditions”) at the related Underlying Mortgaged

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Property or the need for further investigation with respect to any Environmental Condition that was identified, or (ii) if the existence of an Environmental Condition or need for further investigation was indicated in any such ESA, then at least one of the following statements is true:

(A) an amount reasonably estimated by a reputable environmental consultant to be sufficient to cover the estimated cost to cure any material noncompliance with applicable environmental laws or the Environmental Condition has been escrowed by the related Mortgagor and is held or controlled by the related lender; (B) if the only Environmental Condition relates to the presence of asbestos-containing materials, radon in indoor air, lead based paint or lead in drinking water, and the only recommended action in the ESA is the institution of such a plan, an operations or maintenance plan has been required to be instituted by the related Mortgagor that can reasonably be expected to mitigate the identified risk; (C) the Environmental Condition identified in the related environmental report was remediated or abated in all material respects prior to the date hereof, and, if and as appropriate, a no further action or closure letter was obtained from the applicable governmental regulatory authority (or the Environmental Condition affecting the related Underlying Mortgaged Property was otherwise listed by such governmental authority as “closed” or a reputable environmental consultant has concluded that no further action is required); (D) a secured creditor environmental policy or a pollution legal liability insurance policy that covers liability for the Environmental Condition was obtained from an insurer rated no less than “A-“ (or the equivalent) by Moody’s, Standard & Poor’s and/or Fitch, Inc.; (E) a party not related to the Mortgagor was identified as the responsible party for such Environmental Condition and such responsible party has financial resources reasonably estimated to be adequate to address the situation; or (F) a party related to the Mortgagor having financial resources reasonably estimated to be adequate to address the situation is required to take action. To Seller’s knowledge, except as set forth in the ESA, there is no Environmental Condition (as such term is defined in ASTM E1527-05 or its successor) at the related Underlying Mortgaged Property.

In the case of each Purchased Asset with respect to which there is an environmental insurance policy (the “Environmental Insurance Policy”), (i) such Environmental Insurance has been issued by the issuer set forth in the related Exception Report (the “Policy Issuer”) and is effective as of the Purchase Date, (ii) as of origination and to Seller’s knowledge as of the Purchase Date the Environmental Insurance Policy is in full force and effect, there is no deductible and Seller is a named insured under such policy, (iii) (A) a property condition or engineering report was prepared, if the related Underlying Mortgaged Property was constructed prior to 1985, with respect to asbestos-containing materials (“ACM”) and, if the related Underlying Mortgaged Property is a multifamily property, with respect to radon gas (“RG”) and lead-based paint (“LBP”), and (B) if such report disclosed the existence of a material and adverse LBP, ACM or RG environmental condition or circumstance affecting the related Underlying Mortgaged Property, the related Mortgagor (1) was required to remediate the identified condition prior to closing the Purchased Asset or provide additional security or establish with the mortgagee a reserve in an amount deemed to be sufficient by Seller, for the remediation of the problem, and/or

(2) agreed in the Purchased Asset Documents to establish an operations and maintenance plan after the closing of the Purchased Asset that should reasonably be expected to mitigate the environmental risk related to the identified LBP, ACM or RG condition, (iv) on the effective date of the Environmental Insurance Policy, Seller as originator had no knowledge of any material and adverse environmental condition or circumstance affecting the Underlying Mortgaged Property (other than the existence of LBP, ACM or RG) that was not disclosed to the Policy Issuer in one or more of the following: (A) the application for insurance, (B) a Mortgagor questionnaire that was provided to the Policy Issuer, or (C) an engineering or other report provided to the Policy Issuer, and (v) the premium of any Environmental Insurance Policy has been paid through the maturity of the policy’s term and the term of such policy extends at least five years beyond the maturity of the Purchased Asset.

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(42)
Lease Estoppels. With respect to each Purchased Asset secured by retail, office or industrial properties, Seller requested the related Mortgagor to obtain estoppels from each commercial tenant with respect to the rent roll delivered as of the origination date. With respect to each Purchased Asset predominantly secured by a retail, office or industrial property leased to a single tenant, Seller reviewed such estoppel obtained from such tenant no earlier than 90 days prior to the origination date of the related Purchased Asset, and to Seller’s knowledge, (i) the related lease is in full force and effect and (ii) there exists no default under such lease, either by the lessee thereunder or by the lessor subject, in each case, to customary reservations of tenant’s rights, such as with respect to common area maintenance (“CAM”) and pass-through audits and verification of landlord’s compliance with co-tenancy provisions. With respect to each Purchased Asset predominantly secured by a retail, office or industrial property, Seller has received lease estoppels executed within 90 days of the origination date of the related Purchased Asset that collectively account for at least 65% of the in-place base rent for the Underlying Mortgaged Property that secure a Purchased Asset that is represented as of the origination date. To Seller’s knowledge, (i) each lease represented on the rent roll delivered as of the origination date is in full force and effect and (ii) there exists no material default under any such related lease that represents 20% or more of the in-place base rent for the Underlying Mortgaged Property either by the lessee thereunder or by the related Mortgagor, subject, in each case, to customary reservations of tenant’s rights, such as with respect to CAM and pass-through audits and verification of landlord’s compliance with co-tenancy provisions.

(43)
Appraisal. The Purchased Asset File contains an appraisal of the related Underlying Mortgaged Property with an appraisal date within six months of the Purchased Asset origination date, and within 12 months of the Purchase Date. The appraisal is signed by an appraiser who is a Member of the Appraisal Institute. Each appraiser has represented in such appraisal or in a supplemental letter that the appraisal satisfies the requirements of the “Uniform Standards of Professional Appraisal Practice” as adopted by the Appraisal Standards Board of the Appraisal Foundation and has certified that such appraiser had no interest, direct or indirect, in the Underlying Mortgaged Property or the borrower or in any loan made on the security thereof, and its compensation is not affected by the approval or disapproval of the Purchased Asset.

(44)
Purchased Asset Schedule. The information pertaining to each Purchased Asset which is set forth in the Purchased Asset Schedule is true and correct in all material respects as of the Purchased Date and contains all information required by the Repurchase Agreement to be contained therein.

(45)
Cross-Collateralization. No Purchased Asset is cross-collateralized or cross-defaulted with any other mortgage loan.

(46)
Advance of Funds by Seller. After origination, no advance of funds has been made by Seller to the related Mortgagor other than in accordance with the Purchased Asset Documents, and, to Seller’s knowledge, no funds have been received from any person other than the related Mortgagor or an affiliate for, or on account of, payments due on the Purchased Asset (other than as contemplated by the Purchased Asset Documents, such as, by way of example and not in limitation of the foregoing, amounts paid by the tenant(s) into a lender-controlled lockbox if required or contemplated under the related lease or Purchased Asset Documents). Neither Seller nor any affiliate thereof has any obligation to make any capital contribution to any Mortgagor under a Purchased Asset, other than contributions made on or prior to the date hereof.

(47)
Compliance with Anti-Money Laundering Laws. Seller has complied in all material respects with the Prescribed Laws. Seller has established an anti-money laundering compliance program as required by the Prescribed Laws, has conducted the requisite due diligence in connection with the

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origination of the Purchased Asset for purposes of the Prescribed Laws, including with respect to the legitimacy of the applicable Mortgagor and the origin of the assets used by the said Mortgagor to purchase the property in question, and maintains, and will maintain, sufficient information to identify the applicable Mortgagor for purposes of the Prescribed Laws.

(48)
OFAC. (a) No Purchased Asset is (i) subject to nullification pursuant to Executive Order 13224 or the regulations promulgated by OFAC (the “OFAC Regulations”) or (ii) in violation of Executive Order 13224 or the OFAC Regulations, and (b) no Mortgagor is (i) subject to the provisions of Executive Order 13224 or the OFAC Regulations or (ii) listed as a “blocked person” for purposes of the OFAC Regulations.

(49)
Floating Interest Rates. Each Purchased Asset bears interest at a floating rate of interest that is based on Term SOFR plus a margin (which interest rate may be subject to a minimum or “floor” rate).

(50)
Prior Asset Pledges/Sales. No Purchased Asset has been pledged as collateral to any lender in connection with any loan or sold to any buyer in connection with a repurchase or other facility.

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EXHIBIT VI

ADVANCE PROCEDURES

(a)
Submission of Due Diligence Package. Seller shall deliver to Administrative Agent, on behalf of Buyers, a due diligence package for Administrative Agent’s review and approval, which shall contain the following items (the “Due Diligence Package”):

1.
Delivery of Purchased Asset Documents. With respect to a New Asset that is a Pre- Existing Asset, each of the Purchased Asset Documents.

2.
Transaction-Specific Due Diligence Materials. With respect to any New Asset, a summary memorandum outlining the proposed transaction, including potential transaction benefits and all material underwriting risks, all Underwriting Issues and all other characteristics of the proposed transaction that a reasonable buyer would consider material, together with the following due diligence information relating to the New Asset:

A. With respect to each Eligible Asset:

(i)
a current rent roll and roll over schedule, if applicable;

(ii)
a cash flow pro forma, plus historical operating statements, if available;

(iii)
flood certification (or the equivalent in the applicable jurisdiction);

(iv)
if available, maps and photos;

(v)
copies of valuation, environmental, engineering and any other third party reports; provided, that, if same are not available to Seller at the time of Seller’s submission of the Due Diligence Package to Administrative Agent, on behalf of Buyers, Seller shall deliver such items to Administrative Agent promptly upon Seller’s receipt of such items;

(vi)
a description of the underlying real estate directly or indirectly securing or supporting such Purchased Asset and the ownership structure of the borrower and the sponsor;

(vii)
indicative debt service coverage ratios;

(viii)
indicative loan-to-value ratios;

(ix)
indicative debt yield ratios;

(x)
a term sheet outlining the transaction generally;

(xi)
a description of the Mortgagor, including experience with other projects (real estate owned), its ownership structure and financial statements;

(xii)
a description of Seller’s relationship with the Mortgagor, if any;

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(xiii)
copies of documents evidencing such New Asset, or current drafts thereof, including, without limitation, underlying debt and security documents, guaranties, the underlying borrower’s and guarantor’s organizational documents, warrant agreements, and loan and collateral pledge agreements, as applicable, provided that, if same are not available to Seller at the time of Seller’s submission of the Due Diligence Package to Administrative Agent, on behalf of Buyers, Seller shall deliver such items to Administrative Agent promptly upon Seller’s receipt of such items;

(xiv)
any exceptions to the representations and warranties set forth in Exhibit V to this Agreement.

3.
Environmental and Engineering. A “Phase 1” (and, if applicable, “Phase 2”) environmental report, an asbestos survey, if applicable, and an engineering report, each in form reasonably satisfactory to Administrative Agent, on behalf of Buyers, by an engineer or environmental consultant reasonably approved by Administrative Agent.

4.
Credit Memorandum. Copies of all internal credit analysis, including, without limitation, investment committee memoranda, credit memoranda, asset summaries or other similar documents that detail, among other things, cash flow underwriting, historical operating numbers, underwriting footnotes, rent roll and lease rollover schedule.

5.
Appraisal. An Appraisal acceptable to Administrative Agent, on behalf of Buyers, which Appraisal shall be dated less than one hundred eighty (180) days prior to the proposed Purchase Date.

6.
Opinions of Counsel. Opinion letters to Seller and its successors and assigns from counsels to Seller and the underlying obligor, as applicable, on the underlying loan transaction, as to enforceability of the loan documents governing such transaction and such other matters as Administrative Agent, on behalf of Buyers, shall require (including, without limitation, opinions as to due formation, authority, choice of law, and perfection of security interests).

7.
Additional Real Estate Matters. To the extent obtained by Seller from the Mortgagor relating to any Eligible Asset at the origination of the Eligible Asset, such other real estate related certificates and documentation as may have been requested by Administrative Agent, on behalf of Buyers.

8.
Other Documents. Any other documents as Administrative Agent, on behalf of Buyers, or its counsel shall reasonably deem necessary.

(b)
Submission of Legal Documents. With respect to a New Asset that is an Originated Asset, no less than seven (7) calendar days (or such other time as may be mutually acceptable to Administrative Agent, on behalf of Buyers, and Seller) prior to the proposed Purchase Date, Seller shall deliver, or cause to be delivered, to counsel for Administrative Agent, on behalf of Buyers, the following items, where applicable:

1.
Copies of all draft Purchased Asset Documents in substantially final form, blacklined against the approved form Purchased Asset Documents.

2.
Certificates or other evidence of insurance demonstrating insurance coverage in respect of the underlying real estate directly or indirectly securing or supporting such Purchased

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Asset, if applicable, of types, in amounts, with insurers and otherwise in compliance with the terms, provisions and conditions set forth in the Purchased Asset Documents, in each case satisfactory to Administrative Agent.

3.
All surveys of the underlying real estate directly or indirectly securing or supporting such Purchased Asset that are in Seller’s possession.

4.
As reasonably requested by Administrative Agent, satisfactory reports of tax lien, judgment and litigation searches and other searches customarily required in the relevant jurisdiction, conducted by search firms which are reasonably acceptable to Administrative Agent with respect to the Eligible Asset, underlying real estate directly or indirectly securing or supporting such Eligible Asset, Seller and Mortgagor, such searches to be conducted in each location Administrative Agent shall reasonably designate.

5.
Certifications that the property is in compliance with all applicable licensing and zoning laws, each issued by the appropriate Governmental Authority.

(c)
Approval of Eligible Asset. Conditioned upon the timely and satisfactory completion of Seller’s requirements in clauses (a) and (b) above, Administrative Agent, on behalf of Buyers, shall (1) notify Seller in writing (which may take the form of electronic mail format) that Administrative Agent has not approved the proposed Eligible Asset as a Purchased Asset or (2) notify Seller in writing (which may take the form of electronic mail format) that Administrative Agent, on behalf of Buyers, has approved the proposed Eligible Asset as a Purchased Asset.

(d)
Assignment Documents. Seller shall have executed and delivered to Administrative Agent in form and substance reasonably satisfactory to Administrative Agent and its counsel, all applicable assignment documents executed in blank with respect to the proposed Eligible Asset that shall be subject to no liens except as expressly permitted by Administrative Agent. Each of the assignment documents shall contain such representations and warranties in writing concerning the proposed Eligible Asset and such other terms as shall be satisfactory to Administrative Agent, on behalf of Buyers, in its sole discretion, and shall include blacklined copies of each document, showing all changes made to the forms of assignment documents that have been approved in advance by Administrative Agent, on behalf of Buyers.

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EXHIBIT VII

FORM OF MARGIN DEFICIT NOTICE

[DATE]

VIA ELECTRONIC TRANSMISSION

CMTG GS FINANCE LLC

[ ]

[ ]

[ ] Attention: [ ]

Re: Amended and Restated Master Repurchase and Securities Contract Agreement, dated as of March 7, 2022 (as amended, restated, supplemented, or otherwise modified and in effect from time to time, the “Master Repurchase and Securities Contract Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Master Repurchase and Securities Contract Agreement) by and among GOLDMAN SACHS BANK USA, a New York state-chartered bank, as administrative agent (in such capacity, together with its permitted successors and assigns, the “Administrative Agent”) for GOLDMAN SACHS BANK USA, a New York state- chartered bank (in such capacity, and together with such other financial institutions from time to time party thereto and their respective successors and assigns, collectively “Buyers” and individually, each a “Buyer”), Buyers and CMTG GS FINANCE LLC, a Delaware limited liability company (“Seller”).

Pursuant to Article 4(a) of the Master Repurchase and Securities Contract Agreement, Administrative Agent hereby notifies Seller of the existence of a Margin Deficit as of the date hereof as follows:

Purchase Price for certain Purchased Asset: $

MARGIN DEFICIT: $

Accrued Price Differential from [ ] to [ ]: $

TOTAL WIRE DUE: $

SELLER IS REQUIRED TO CURE THE MARGIN DEFICIT SPECIFIED ABOVE IN ACCORDANCE WITH THE MASTER REPURCHASE AND SECURITIES CONTRACT AGREEMENT AND WITHIN THE TIME PERIOD SPECIFIED ARTICLE 4(a) THEREOF.

LEGAL_US_E # 160815361.8

LEGAL_US_E # 160815361.8

GOLDMAN SACHS BANK USA, a New York

state-chartered bank

By: Name:

Title:

LEGAL_US_E # 160815361.8

LEGAL_US_E # 160815361.8

EXHIBIT VIII

EXHIBIT VIII-A FORM OF

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Assignees That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to Article 14(k) of the Amended and Restated Master Repurchase and Securities Contract Agreement, dated as of March 7, 2022 (the “Master Repurchase and Securities Contract Agreement”), by and among GOLDMAN SACHS BANK USA, a New York state-chartered bank, as Administrative Agent, GOLDMAN SACHS BANK USA, a New York state-chartered bank and such other financial institutions from time to time party thereto, as Buyers, and CMTG GS FINANCE LLC, a Delaware limited liability company, as Seller. Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to such terms in the Master Repurchase and Securities Contract Agreement.

The undersigned hereby certifies that (i) it is the sole record and beneficial owner of the ownership interest in the Transaction(s) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the applicable Seller(s) within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the applicable Seller(s) as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the applicable Seller(s) with a correct, complete, and accurate executed IRS Form W-8BEN or W-8BEN-E. By executing this certificate, the undersigned agrees that

(1) if the information provided on this certificate changes, the undersigned shall promptly so inform the applicable Seller(s), and (2) the undersigned shall have at all times furnished the applicable Seller(s) with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

[NAME OF ASSIGNEE]

By: Name:

Title:

Date: , 202[ ]

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LEGAL_US_E # 160815361.8

EXHIBIT VIII-B

FORM OF

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to Article 14(k) of the Amended and Restated Master Repurchase and Securities Contract Agreement, dated as of March 7, 2022 (the “Master Repurchase and Securities Contract Agreement”), by and by and among GOLDMAN SACHS BANK USA, a New York state- chartered bank, as Administrative Agent, GOLDMAN SACHS BANK USA, a New York state-chartered bank and such other financial institutions from time to time party thereto, as Buyers, and CMTG GS FINANCE LLC, a Delaware limited liability company, as Seller. Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to such terms in the Master Repurchase and Securities Contract Agreement.

The undersigned hereby certifies that (i) it is the sole record and beneficial owner of the ownership interest in the Transaction(s) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the applicable Seller(s) within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the applicable Seller(s) as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the applicable Buyer or Assignee with a correct, complete, and accurate executed IRS Form W-8BEN or W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Buyer or Assignee in writing, and (2) the undersigned shall have at all times furnished such Buyer or Assignee with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

[NAME OF PARTICIPANT]

By: Name:

Title:

Date: , 202[ ]

LEGAL_US_E # 160815361.8

LEGAL_US_E # 160815361.8

EXHIBIT VIII-C

FORM OF

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to Article 14(k) of the Amended and Restated Master Repurchase and Securities Contract Agreement, dated as of March 7, 2022 (the “Master Repurchase and Securities Agreement”), by and by and among GOLDMAN SACHS BANK USA, a New York state-chartered bank, as Administrative Agent, GOLDMAN SACHS BANK USA, a New York state-chartered bank and such other financial institutions from time to time party thereto, as Buyers, and CMTG GS FINANCE LLC, a Delaware limited liability company, as Seller. Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to such terms in the Master Repurchase and Securities Contract Agreement.

The undersigned hereby certifies that (i) it is the sole record owner of the ownership interest in the Transaction(s) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such interest, (iii) with respect such interest, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the applicable Seller(s) within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the applicable Seller(s) as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent, on behalf of the applicable Buyer, or Assignee with a correct, complete, and accurate executed IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W- 8BEN or W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform Administrative Agent, on behalf of such Buyer, or Assignee and (2) the undersigned shall have at all times furnished Administrative Agent, on behalf of the such Buyer, or Assignee with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

[NAME OF PARTICIPANT]

By: Name:

Title:

Date: , 202[ ]

LEGAL_US_E # 160815361.8

LEGAL_US_E # 160815361.8

EXHIBIT VIII-D

FORM OF

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Assignees That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to Article 14(k) of the Amended and Restated Master Repurchase and Securities Contract Agreement, dated as of March 7, 2022 (the “Master Repurchase and Securities Agreement”), by and by and among GOLDMAN SACHS BANK USA, a New York state-chartered bank, as Administrative Agent, GOLDMAN SACHS BANK USA, a New York state-chartered bank and such other financial institutions from time to time party thereto, as Buyers, and CMTG GS FINANCE LLC, a Delaware limited liability company, as Seller. Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to such terms in the Master Repurchase and Securities Contract Agreement.

The undersigned hereby certifies that (i) it is the sole record owner of the ownership interest in the Transaction(s) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such interest, (iii) with respect to such interest, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the applicable Seller(s) within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the applicable Seller(s) as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the applicable Seller(s) with a correct, complete, and accurate executed IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or W- 8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the applicable Seller(s), and (2) the undersigned shall have at all times furnished the applicable Seller(s) with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

[NAME OF ASSIGNEE]

By: Name:

Title:

Date: , 202[ ]

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EXHIBIT IX

FORM OF COVENANT COMPLIANCE CERTIFICATE

[ ] [ ], 202[ ]

GOLDMAN SACHS BANK USA

200 West Street

New York, New York 10282 Attention: Mr. Jeffrey Dawkins

This Covenant Compliance Certificate is furnished pursuant to that certain Amended and Restated Master Repurchase and Securities Contract Agreement, dated as of March 7, 2022 by and among GOLDMAN SACHS BANK USA, a New York state-chartered bank, as administrative agent (in such capacity, together with its permitted successors and assigns, the “Administrative Agent”) for GOLDMAN SACHS BANK USA, a New York state-chartered bank (in such capacity, and together with such other financial institutions from time to time party thereto and their respective successors and assigns, collectively “Buyers” and individually, each a “Buyer”), Buyers and CMTG GS FINANCE LLC, a Delaware limited liability company (“Seller”) (as amended, restated, supplemented, or otherwise modified and in effect from time to time, the “Master Repurchase and Securities Contract Agreement”). Unless otherwise defined herein, capitalized terms used in this Covenant Compliance Certificate have the respective meanings ascribed thereto in the Master Repurchase and Securities Contract Agreement.

THE UNDERSIGNED HEREBY CERTIFIES THAT:

1.
I am a duly elected Responsible Officer.

2.
All of the financial statements, calculations and other information set forth in this Covenant Compliance Certificate, including, without limitation, in any exhibit or other attachment hereto, are true, complete and correct as of the date hereof.

3.
I have reviewed the terms of the Master Repurchase and Securities Contract Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and financial condition of Seller during the accounting period covered by the financial statements attached (or most recently delivered to Administrative Agent if none are attached).

4.
I am not aware of any facts, or pending developments that have caused, or may in the future cause the Market Value of any Purchased Asset to decline at any time within the reasonably foreseeable future.

5.
As of the date hereof, and since the date of the certificate most recently delivered pursuant to Article 11(x) of the Master Repurchase and Securities Contract Agreement, Seller has observed or performed all of its covenants and other agreements in all material respects, and satisfied in all material respects, every condition, contained in the Master Repurchase and Securities Contract Agreement and the related documents to be observed, performed or satisfied by it.

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6.
The examinations described in Paragraph 3 above did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Event of Default or Potential Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Covenant Compliance Certificate (including after giving effect to any pending Transactions requested to be entered into), except as set forth below.

7.
As of the date hereof, each of the representations and warranties made by Seller in the Master Repurchase and Securities Contract Agreement are true, correct and complete in all material respects with the same force and effect as if made on and as of the date hereof, except as to the extent disclosed in a Requested Exceptions Report.

8.
Attached as Exhibit 1 hereto is a description of all interests of Affiliates of Seller in any Underlying Mortgaged Property (including without limitation, any lien, encumbrance or other debt or equity position or other interest in the Underlying Mortgaged Property that is senior or junior to, or pari passu with, a Mortgage Asset in right of payment or priority).

9.
To the extent that the same have not been made publically available on the SEC website as of the date hereof, attached as Exhibit 2 hereto are the financial statements required to be delivered pursuant to Article 11 of the Master Repurchase and Securities Contract Agreement (or, if none are required to be delivered as of the date of this Covenant Compliance Certificate, the financial statements most recently delivered or deemed delivered pursuant to Article 11 of the Master Repurchase and Securities Contract Agreement), which financial statements, to the best of my knowledge after due inquiry, fairly and accurately present in all material respects, the financial condition and operations of Seller as of the date or with respect to the period therein specified, determined in accordance with the requirements set forth in Article 11.

10.
Attached as Exhibit 3 hereto are the calculations demonstrating compliance with the financial covenants set forth in the Guarantee Agreement.

11.
As of the date hereof, all representations and warranties made on the applicable Purchase Date with respect to each Purchased Asset and as set forth on Exhibit V of the Master Repurchase and Securities Agreement remain true, complete and correct except as to the extent disclosed in a Requested Exceptions Report.

To the extent that Financial Statements are being delivered in connection with this Covenant Compliance Certificate, Seller hereby makes the following representations and warranties: (i) it is in compliance with all of the terms and conditions of the Master Repurchase and Securities Contract Agreement and (ii) it has no claim or offset against Administrative Agent and/or any Buyer under the Transaction Documents.

To the best of my knowledge, Seller has, during the period since the delivery of the immediately preceding Covenant Compliance Certificate, observed or performed all of its covenants and other agreements in all material respects, and satisfied in all material respects every condition, contained in the Master Repurchase and Securities Contract Agreement and the related documents to be observed, performed or satisfied by it, and I have no knowledge of the occurrence during such period, or present existence, of any condition or event which constitutes an Event of Default or Potential Event of Default (including after giving effect to any pending Transactions requested to be entered into), except as set forth below.

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Described below are the exceptions, if any, to the foregoing paragraphs, listing, in detail, the nature of the condition or event, the period during which it has existed and the action which Guarantor or Seller has taken, is taking, or proposes to take with respect to each such condition or event:

The foregoing certifications, together with the financial statements, updates, reports, materials, calculations and other information set forth in any exhibit or other attachment hereto, or otherwise covered by this Covenant Compliance Certificate, are made and delivered this [ ] day of [ ], 202[ ].

CMTG GS FINANCE LLC,

a Delaware limited liability company

By: Name:

Title:

CLAROS MORTGAGE TRUST, INC.,

a Maryland corporation

By: Name:

Title:

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EXHIBIT X

UCC FILING JURISDICTIONS

Delaware

LEGAL_US_E # 160815361.8

EXHIBIT XI

FORM OF SERVICER NOTICE

[DATE]

[SERVICER] [ADDRESS]

Attention:

Re: Amended and Restated Master Repurchase and Securities Contract Agreement, dated as of March 7, 2022, by and among GOLDMAN SACHS BANK USA, a New York state-chartered bank, as administrative agent (in such capacity, together with its permitted successors and assigns, the “Administrative Agent”) for GOLDMAN SACHS BANK USA, a New York state-chartered bank (in such capacity, and together with such other financial institutions from time to time party thereto and their respective successors and assigns, collectively “Buyers” and individually, each a “Buyer”), Buyers and CMTG GS FINANCE LLC, a Delaware limited liability company (“Seller”) (as amended, restated, supplemented, or otherwise modified and in effect from time to time, the “Master Repurchase and Securities Contract Agreement”); (capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Master Repurchase and Securities Contract Agreement).

Ladies and Gentlemen:

[ ] (the “Servicer”) is servicing certain mortgage assets sold by Seller to Administrative Agent, on behalf of Buyers, pursuant to the Master Repurchase and Securities Contract Agreement (the “Purchased Assets”) pursuant to a servicing agreement dated as of [ ] between Servicer and Seller (the “Servicing Agreement”). Servicer is hereby notified that, pursuant to the Master Repurchase and Securities Contract Agreement, Seller has sold the Purchased Assets to Administrative Agent, on behalf of Buyers, on a servicing-released basis, and has granted a security interest to Administrative Agent, on behalf of Buyers, in the Purchased Assets.

In accordance with Seller’s requirements under the Master Repurchase and Securities Contract Agreement, Seller hereby notifies and instructs Servicer, and Servicer hereby agrees that Servicer shall

(a) segregate all amounts collected on account of the Purchased Assets, (b) hold the Purchased Assets in trust for Administrative Agent, on behalf of Buyers, (c) immediately following the receipt thereof by Servicer, deposit all collections of income to the Collection Account at [ ], ABA # [

], Account # [ ] and (d) in accordance with the terms of the Servicing Agreement, remit all such income (net of any deductions permitted under Section [ ] of the Servicing Agreement), to the Depository Account at [ ], ABA # [ ], Account # [ ]. Upon receipt of a notice of Event of Default under the Master Repurchase and Securities Contract Agreement from Administrative Agent, on behalf of Buyers, Servicer shall only follow the instructions of Administrative Agent with respect to the Purchased Assets, and shall deliver to Administrative Agent any information with respect to the Purchased Assets reasonably requested by Administrative Agent.

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Servicer hereby agrees that, notwithstanding any provision to the contrary in the Servicing Agreement or in any other agreement which exists between Servicer and Seller in respect of any Purchased Asset, (i) Servicer is servicing the Purchased Assets for the joint benefit of Seller and Administrative Agent, on behalf of Buyers, (ii) Administrative Agent, on behalf of Buyers, is expressly intended to be a third-party beneficiary under the Servicing Agreement, and (iii) Administrative Agent, on behalf of Buyers, may, at any time after the occurrence and during the continuance of an Event of Default under the Master Repurchase and Securities Contract Agreement, terminate the Servicing Agreement and any other such agreement immediately upon the delivery of written notice thereof to Servicer and/or in any event transfer servicing to Administrative Agent’s, on behalf of Buyers, designee, at no cost or expense to Administrative Agent, it being agreed that Seller will pay any and all fees required to terminate the Servicing Agreement and any other such agreement and to effectuate the transfer of servicing to the designee of Administrative Agent in accordance with this Servicer Notice.

Notwithstanding any contrary information or direction which may be delivered to Servicer by Seller, Servicer may conclusively rely on any information, direction or notice of an Event of Default under the Master Repurchase and Securities Contract Agreement delivered by Administrative Agent, and, so long as an Event of Default under the Master Repurchase and Securities Contract Agreement exists at such time, Seller shall indemnify and hold Servicer harmless for any and all claims asserted against Servicer for any actions taken in good faith by Servicer in connection with the delivery of such information, direction or notice of any such Event of Default.

No provision of this letter or any Servicing Agreement may be amended, countermanded or otherwise modified without the prior written consent of Administrative Agent. Administrative Agent, on behalf of Buyers, is an intended third party beneficiary of this letter.

Please acknowledge receipt and your agreement to the terms of this instruction letter by signing in the signature block below and forwarding an executed copy to Administrative Agent promptly upon receipt. Any notices to Administrative Agent should be delivered to the following address: [ ].

Very truly yours,

GOLDMAN SACHS BANK USA, a New York

state-chartered bank

By: Name:

Title:

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

LEGAL_US_E # 160815361.8

ACKNOWLEDGED AND AGREED TO:

CMTG GS FINANCE LLC,

a Delaware limited liability company

By: Name:

Title:

LEGAL_US_E # 160815361.8

EXHIBIT XII

FORM OF RELEASE LETTER

[Date]

GOLDMAN SACHS BANK USA

200 West Street

New York, New York 10282 Attention: Mr. Jeffrey Dawkins

Re: Amended and Restated Master Repurchase and Securities Contract Agreement, dated as of March 7, 2022 by and among GOLDMAN SACHS BANK USA, a New York state-chartered bank, as administrative agent (in such capacity, together with its permitted successors and assigns, the “Administrative Agent”) for GOLDMAN SACHS BANK USA, a New York state-chartered bank (in such capacity, and together with such other financial institutions from time to time party thereto and their respective successors and assigns, collectively “Buyers” and individually, each a “Buyer”), Buyers and CMTG GS FINANCE LLC, a Delaware limited liability company (“Seller”) (as amended, restated, supplemented, or otherwise modified and in effect from time to time, the “Master Repurchase and Securities Contract Agreement”); (capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Master Repurchase and Securities Contract Agreement).

Ladies and Gentlemen:

With respect to the Purchased Assets described in the attached Schedule A (the “Purchased Assets”) (a) we hereby certify to you that the Purchased Assets are not subject to a lien of any third party, and (b) we hereby release all right, interest or claim of any kind other than any rights under the Master Repurchase and Securities Contract Agreement with respect to such Purchased Assets, such release to be effective automatically without further action by any party upon payment by Administrative Agent, on behalf of Buyers, of the amount of the Purchase Price contemplated under the Master Repurchase and Securities Contract Agreement (calculated in accordance with the terms thereof) in accordance with the wiring instructions set forth in the Master Repurchase and Securities Contract Agreement.

Very truly yours,

CMTG GS FINANCE LLC, a Delaware limited liability company

By: Name:

Title:

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Schedule A

[List of Purchased Asset Documents]

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EXHIBIT XIII

RESERVED

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EXHIBIT XIV

FORM OF CUSTODIAL DELIVERY CERTIFICATE

On this of , 202 , CMTG GS FINANCE LLC, a Delaware limited liability company (“Seller”) under that certain Amended and Restated Master Repurchase and Securities Contract Agreement, dated as of March 7, 2022 (the “Repurchase Agreement”) among GOLDMAN SACHS BANK USA, a New York state-chartered bank, as administrative agent (in such capacity, together with its permitted successors and assigns, the “Administrative Agent”) for GOLDMAN SACHS BANK USA, a New York state-chartered bank (in such capacity, and together with such other financial institutions from time to time party thereto and their respective successors and assigns, collectively “Buyers” and individually, each a “Buyer”), Buyers and Seller, does hereby deliver to [ ] (“Custodian”), as custodian under that certain Amended and Restated Custodial Agreement, dated as of [ ] (the “Custodial Agreement”), among Administrative Agent, Custodian and Seller, the Purchased Asset Files with respect to the Purchased Assets to be purchased by Administrative Agent, on behalf of Buyers, pursuant to the Repurchase Agreement, which Purchased Assets are listed on the Purchased Asset Schedule attached hereto and which Purchased Assets shall be subject to the terms of the Custodial Agreement on the date hereof.

With respect to the Purchased Asset Files delivered hereby, for the purposes of issuing the Trust Receipt, the Custodian shall review the Purchased Asset Files to ascertain delivery of the documents listed in Section [ ] to the Custodial Agreement.

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Custodial Agreement.

IN WITNESS WHEREOF, Seller has caused its name to be signed hereto by its officer thereunto duly authorized as of the day and year first above written.

CMTG GS FINANCE LLC, a Delaware limited liability company

By: Name:

Title:

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Purchased Asset Schedule to Custodial Delivery Certificate

Purchased Assets

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FORM OF BAILEE LETTER

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EXHIBIT XV

, 202

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Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Master Repurchase and Securities Contract Agreement, dated as of March 7, 2022 (as amended, restated, supplemented, or otherwise modified and in effect from time to time, the “Master Repurchase and Securities Contract Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Master Repurchase and Securities Contract Agreement) by and among by and among GOLDMAN SACHS BANK USA, a New York state-chartered bank, as administrative agent (in such capacity, together with its permitted successors and assigns, the “Administrative Agent”) for GOLDMAN SACHS BANK USA, a New York state-chartered bank (in such capacity, and together with such other financial institutions from time to time party thereto and their respective successors and assigns, collectively “Buyers” and individually, each a “Buyer”), Buyers and CMTG GS FINANCE LLC, a Delaware limited liability company (“Seller”). In consideration of the mutual promises set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller, Administrative Agent, on behalf of Buyers, and [ ] (the “Bailee”) hereby agree as follows:

(a)
Seller shall deliver to the Bailee in connection with any Purchased Assets delivered to the Bailee hereunder, the Custodial Identification Certificate attached hereto as Attachment 1.

(b)
On or prior to the date indicated on the Custodial Identification Certificate delivered by Seller (the “Funding Date”), Seller shall have delivered to the Bailee, as bailee for hire, the original documents set forth on Schedule A attached hereto (collectively, the “Purchased Asset File”) for each of the Purchased Assets (each a “Purchased Asset” and collectively, the “Purchased Assets”) listed in Exhibit A to Attachment 1 attached thereto.

(c)
The Bailee shall issue and deliver to Administrative Agent, on behalf of Buyers, and [

] (the “Custodian”) on or prior to the Funding Date by electronic mail (a) in the name of Administrative Agent, on behalf of Buyers, an initial trust receipt and certification in the form of Attachment 2 attached hereto (the “Bailee’s Trust Receipt and Certification”) which Bailee’s Trust Receipt and Certification shall state that the Bailee has received the documents comprising the Purchased Asset File as set forth in the Custodial Delivery Certificate.

(d)
On the applicable Funding Date, in the event that Administrative Agent, on behalf of Buyers, fails to purchase from Seller the Purchased Assets identified in the related Custodial Identification Certificate, Administrative Agent shall deliver by electronic mail to the Bailee to the attention of [ ] at [ ], an authorization (the “Electronic Authorization”) to release the Purchased Asset Files with respect to the Purchased Assets identified therein to Seller. Upon receipt of such

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Electronic Authorization, the Bailee shall release the Purchased Asset Files to Seller in accordance with Seller’s instructions.

(e)
Following the Funding Date and the funding of the Purchase Price, the Bailee shall forward the Purchased Asset Files to the Custodian at [ ], by insured overnight courier for receipt by the Custodian no later than 1:00 p.m. on the third (3rd) Business Day following the applicable Funding Date (the “Delivery Date”).

(f)
From and after the applicable Funding Date until the time of receipt of the Electronic Authorization or the Delivery Date, as applicable, the Bailee (a) shall maintain continuous custody (and will forward in accordance with clause (e) above) and control of the related Purchased Asset Files as bailee for Administrative Agent, on behalf of Buyers, and (b) is holding the related Purchased Assets as sole and exclusive bailee for Administrative Agent, on behalf of Buyers, unless and until otherwise instructed in writing by Administrative Agent.

(g)
Seller agrees to indemnify and hold the Bailee and its partners, directors, officers, agents and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorneys fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of this Bailee Letter or any action taken or not taken by it or them hereunder unless such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (other than special, indirect, punitive or consequential damages, which shall in no event be paid by the Bailee) were imposed on, incurred by or asserted against the Bailee because of the breach by the Bailee of its obligations hereunder, which breach was caused by gross negligence or willful misconduct on the part of the Bailee or any of its partners, directors, officers, agents or employees. The foregoing indemnification shall survive any resignation or removal of the Bailee or the termination or assignment of this Bailee Letter.

(h)
In the event that the Bailee fails to produce any document in a Purchased Asset File related to a Purchased Asset that is (or was required to be) then in its possession within ten (10) business days after required or requested by Seller or Administrative Agent, on behalf of Buyers (a “Delivery Failure”), the Bailee shall indemnify and hold Administrative Agent and the Buyers, harmless against actual out of pocket liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorneys fees, that may be imposed on, incurred by, or asserted against it in any way relating to or arising out of such Delivery Failure (but excluding special, indirect, punitive or consequential damages).

(i)
Seller agrees to indemnify and hold Administrative Agent, Buyers and their respective affiliates and designees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorneys fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of a Custodial Delivery Failure (as defined in the Custodial Agreement) or the Bailee’s negligence, lack of good faith or willful misconduct. The foregoing indemnification shall survive any termination or assignment of this Bailee Letter.

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(j)
Seller hereby represents, warrants and covenants that the Bailee is not an affiliate of or otherwise controlled by Seller. Notwithstanding the foregoing, the parties hereby acknowledge that the Bailee hereunder may act as counsel to Seller in connection with a proposed transaction and [ ], has represented Seller in connection with negotiation, execution and delivery of the Master Repurchase and Securities Contract Agreement.

(k)
The agreement set forth in this Bailee Letter may not be modified, amended or altered, except by written instrument, executed by all of the parties hereto.

(l)
This Bailee Letter may not be assigned by Seller or the Bailee without the prior written consent of Administrative Agent.

(m)
For the purpose of facilitating the execution of this Bailee Letter as herein provided and for other purposes, this Bailee Letter may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument. Electronically transmitted signature pages shall be binding to the same extent.

(n)
This Bailee Letter shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

(o)
Capitalized terms used herein and defined herein shall have the meanings ascribed to them in the Repurchase Agreement.

[SIGNATURES COMMENCE ON FOLLOWING PAGE]

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Very truly yours,

CMTG GS FINANCE LLC, a Delaware limited liability company, as Seller

By: Name:

Title:

ACCEPTED AND AGREED:

[ ], as Bailee

By: Name:

Title:

ACCEPTED AND AGREED:

GOLDMAN SACHS BANK USA,

a New York state-chartered bank, as Administrative Agent,

By: Name:

Title:

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Schedule A

[List of Purchased Asset Documents]

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Attachment 1

CUSTODIAL IDENTIFICATION CERTIFICATE

On this [ ] day of [ ], 202[_], [TBD SELLER] (“Seller”), under that certain Bailee Agreement of even date herewith (the “Bailee Agreement”), among Seller, [ ] (the “Bailee”), and GOLDMAN SACHS BANK USA, a New York state-chartered bank, as Administrative Agent, does hereby instruct the Bailee to hold, in its capacity as Bailee, the Purchased Asset Files with respect to the Purchased Assets listed on Exhibit A hereto, which Purchased Assets shall be subject to the terms of the Bailee Agreement as of the date hereof.

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Bailee Agreement.

IN WITNESS WHEREOF, Seller has caused this Identification Certificate to be executed and delivered by its duly authorized officer as of the day and year first above written.

CMTG GS FINANCE LLC, a Delaware limited liability company

By: Name:

Title:

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Exhibit A to Attachment 1 PURCHASED ASSET SCHEDULE

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Attachment 2

FORM OF BAILEE’S TRUST RECEIPT AND CERTIFICATION

[ ], 202

GOLDMAN SACHS BANK USA

[*]

[*]

[*]

Re: Bailee Letter, dated as of [ ] (the “Bailee Letter”) among CMTG GS FINANCE LLC, a Delaware limited liability company (“Seller”), GOLDMAN SACHS BANK USA, a New York state-chartered bank, as administrative agent (the “Administrative Agent”) and [ ] (the “Bailee”)

Ladies and Gentlemen:

In accordance with the provisions of Paragraph (c) of the above-referenced Bailee Letter, the undersigned, as the Bailee, hereby certifies that as to each Purchased Asset described in the Purchased Asset Schedule (Exhibit A to Attachment 1), a copy of which is attached hereto, it has reviewed the Purchased Asset File (Exhibit B to Attachment 1) and has determined that (i) all documents listed in the Purchased Asset File are in its possession and (ii) such documents have been reviewed by it and appear regular on their face and relate to such Purchased Asset.

The Bailee hereby confirms that it is holding each such Purchased Asset File as agent and bailee for the exclusive use and benefit of Administrative Agent, on behalf of Buyers, pursuant to the terms of the Bailee Letter.

All initially capitalized terms used herein shall have the meanings ascribed to them in the above-referenced Bailee Letter.

[ ], BAILEE

By: Name:

Title:

cc: [Custodian]

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EXHIBIT XVI

RESERVED

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EXHIBIT XVII

FUTURE FUNDING ADVANCE PROCEDURES

(a)
Submission of Future Funding Due Diligence Package. Seller shall deliver to Administrative Agent, on behalf of Buyers, a due diligence package (the “Future Funding Due Diligence Package”) for Administrative Agent’s review and approval, which shall contain the following items:

1.
The executed request for advance (which shall include Seller’s approval of such Future Funding);

2.
The executed borrower’s affidavit;

3.
The fund control agreement (or escrow agreement, if funding through escrow);

4.
Certified copies of all relevant trade contracts;

5.
The title policy endorsement for the advance;

6.
Certified copies of any tenant leases;

7.
Certified copies of any service contracts;

8.
Updated financial statements, operating statements and rent rolls, if applicable;

9.
Evidence of required insurance; and

10.
Updates to the engineering report, if required.

(b)
Approval of Future Funding Advance. Conditioned upon the timely and satisfactory completion of Seller’s requirements in clause (a) above, Administrative Agent shall, no less than three (3) Business Days prior to the proposed date of the Future Funding Advance (1) notify Seller in writing (which may take the form of electronic mail format) that Administrative Agent has not approved the proposed Future Funding Amount or (2) notify Seller in writing (which may take the form of electronic mail format) that Administrative Agent, on behalf of Buyers, has approved the proposed Future Funding Amount. Administrative Agent’s failure to respond to Seller on or prior to three (3) Business Days prior to the proposed Future Funding Advance shall be deemed to be a denial of Seller’s request that Buyers approve the proposed Future Funding Advance, unless Buyers and Administrative Agent, on behalf of Buyers, have agreed otherwise in writing.

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